FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-10

September 3, 2014

FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET
$1,416,359,325
(Approximate Total Mortgage Pool Balance)

$1,209,216,000
(Approximate Offered Certificates)

COMM 2014-UBS5

Deutsche Mortgage & Asset Receiving Corporation
Depositor

UBS Real Estate Securities Inc. Jefferies LoanCore LLC German American Capital Corporation Cantor Commercial Real Estate Lending, L.P. General Electric Capital Corporation Pillar Funding LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Jefferies	UBS Securities LLC
Joint Bookrunning Managers and Co-Lead Managers

Citigroup		Drexel Hamilton
Guggenheim Securities		KeyBanc Capital Markets
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated September 3, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. UBS Securities LLC Jefferies LoanCore LLC
Co-Managers:	Citigroup Global Markets Inc., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.
Mortgage Loan Sellers:
UBS Real Estate Securities Inc. (“UBSRES”) (24.3%), Jefferies LoanCore LLC (“JLC”) (23.0%), German American Capital Corporation* (“GACC”) (22.5%), Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (12.6%), General Electric Capital Corporation (“GECC”) (9.3%) and Pillar Funding LLC (“Pillar”) (8.3%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Wells Fargo Bank, National Association
Operating Advisor:	Situs Holdings, LLC
Special Servicer:	Rialto Capital Advisors, LLC
Trustee:	Wilmington Trust, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Rating Agencies:	Kroll Bond Rating Agency, Inc., Moody’s Investors Service, Inc. and Morningstar Credit Ratings, LLC
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in October 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in October 2014.
Cut-off Date:	Payment Date in September 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about September 23, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	September 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
UBS Real Estate Securities Inc.	16	29	$344,165,065	24.3%
Jefferies LoanCore LLC	23	25	$326,198,436	23.0%
German American Capital Corporation	11	15	$318,182,780	22.5%
Cantor Commercial Real Estate Lending, L.P.	10	12	$178,595,543	12.6%
General Electric Capital Corporation	4	7	$131,037,500	9.3%
Pillar Funding LLC	6	6	$118,180,000	8.3%
Total:	70	94	$1,416,359,325	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,416,359,325
Number of Mortgage Loans:	70
Number of Mortgaged Properties:	94
Average Mortgage Loan Cut-off Date Balance:	$20,233,705
Average Mortgaged Property Cut-off Date Balance:	$15,067,652
Weighted Average Mortgage Rate:	4.6322%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	109
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	108
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant:	17.5%

Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR(2):	1.76x
Weighted Average Mortgage Loan Cut-off Date LTV(3):	66.8%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(3):	60.0%
Weighted Average U/W NOI Debt Yield(4):	11.1%

Amortization Overview:
% Mortgage Loans with Amortization for Full Term:	25.1%
% Mortgage Loans with Partial Interest Only:	54.3%
% Mortgage Loans with Full Interest Only(5):	20.6%
Weighted Average Remaining Amortization Term (months)(6):	349

Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	87.0%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(7):	89.6%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	64.4%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(8):	69.6%
% Mortgage Loans with Upfront Engineering Reserves:	39.4%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	45.8%
% Mortgage Loans with In Place Hard Lockboxes:	66.7%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.05x:	72.5%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	98.2%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	1.8%

(1)
With respect to the Loews Miami Beach Hotel Loan, the Canyon Ranch Portfolio Loan, the State Farm Portfolio Loan and the Harwood Center Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans.

(2)	Weighted Average U/W NCF DSCR is calculated inclusive of loans with fixed amortization schedules.
(3)
With respect to the Seacourt Pavilion loan, the Cut-off Date LTV has been calculated net of the $800,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 75.0%. With respect to the The Campus at Greenhill loan, the Cut-off Date LTV has been calculated net of the $2.0 million earnout reserve. The Cut-off Date LTV including the earnout reserve is 74.4%. With respect to the SRC Multifamily Portfolio Pool 1 loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $3.1 million holdback reserve. The Cut-off Date LTV and Maturity Date LTV including the holdback reserve are 83.3% and 78.1%, respectively. With respect to the Port O’Call Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $700,000 holdback reserve and the $2.1 million upfront replacement reserve and immediate repairs. The Cut-off Date LTV and Maturity Date LTV including the earnout, replacement and immediate repairs reserves are 92.7% and 81.7%, respectively. With respect to the White Marsh Business Center loan, the Cut-off Date LTV has been calculated net of the $850,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 77.7%. With respect to the 412 West 14th Street loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $63.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 65.6% and 65.6%, respectively. With respect to the Commons at Madera Fair loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $28.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 82.5% and 71.0%, respectively. With respect to the South Blanding Village loan, the Cut-off Date LTV has been calculated net of the $650,000 holdback reserve and based on the “As Stabilized” appraised value of $10.46 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV inclusive of the holdback reserve are 100.0% and 81.7%, respectively.

(4)	Weighted Average U/W NOI Debt Yield is calculated inclusive of loans with Debt Yields net of holdback reserves.
(5)	Interest only through the maturity date or ARD.
(6)	Excludes loans which are interest only for the full loan term.
(7)	Includes FF&E Reserves.
(8)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, mixed use and industrial properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/KBRA/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels		Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA	$45,000,000		30.000	%(6)	2.35	1 - 50	46.8%	15.9%
Class A-2	Aaa(sf) / AAA(sf) / AAA	$253,000,000		30.000	%(6)	4.71	50 - 60	46.8%	15.9%
Class A-SB	Aaa(sf) / AAA(sf) / AAA	$78,700,000		30.000	%(6)	7.29	60 - 114	46.8%	15.9%
Class A-3	Aaa(sf) / AAA(sf) / AAA	$260,000,000		30.000	%(6)	9.76	114 - 119	46.8%	15.9%
Class A-4	Aaa(sf) / AAA(sf) / AAA	$354,751,000		30.000	%(6)	9.92	119 - 120	46.8%	15.9%
Class X-A(7)	NR / AAA(sf) / AAA	$1,092,367,000	(8)	N/A		N/A	N/A	N/A	N/A
Class A-M(9)	Aa1(sf) / AAA(sf) / AAA	$100,916,000	(10)	22.875%		9.96	120 - 120	51.5%	14.4%
Class B(9)	Aa3(sf) / AA(sf) / AA	$63,736,000	(10)	18.375%		9.96	120 - 120	54.5%	13.6%
Class PEZ(9)	A1(sf) / A(sf) / A-	$217,765,000	(10)	14.625	%(6)	9.96	120 - 120	57.0%	13.0%
Class C(9)	A3(sf) / A(sf) / A-	$53,113,000	(10)	14.625	%(6)	9.96	120 - 120	57.0%	13.0%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/KBRA/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / AAA(sf) / AAA	$221,065,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / BB-(sf) / AAA	$36,301,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	NR / NR / AAA	$66,626,324	(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB-(sf) / BBB-	$104,216,000		7.267%	9.96	120 - 120	61.9%	12.0%
Class E	NR / BB-(sf) / BB-	$36,301,000		4.704%	9.96	120 - 120	63.7%	11.6%
Class F	NR / B(sf) / B	$22,365,000		3.125%	9.96	120 - 120	64.7%	11.5%
Class G	NR / NR / NR	$44,261,324		0.000%	9.98	120 - 121	66.8%	11.1%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B, Class X-C and Class X-D Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C or Class X-D Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the settlement date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and mortgage loans with anticipated repayment dates are repaid on the respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the settlement date of $53,113,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 Certificates and the Class A-M trust component (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C trust components and Class D Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the pass-through rate of the Class E Certificates, as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X-A, Class X-B, Class X-C and Class X-D Certificates (the “Class X Certificates”) will not have Certificate Balances.  None of the Class X-A, Class X-B, Class X-C and Class X-D Certificates will be entitled to distributions of principal.  The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

SUMMARY OF THE CERTIFICATES

notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates and the Class A-M trust component. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B and Class C trust components and the Class D Certificates. The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the total Certificate Balance of the Class E Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class F and Class G Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the settlement date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the settlement date of $100,916,000, $63,736,000 and $53,113,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the settlement date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the settlement date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	JLC	Ridgmar Mall	Retail	$33,000,000	50	49.7%	3.26x	18.4%
A-2	JLC	Comfort Suites Greensboro	Hospitality	$4,351,820	52	59.6%	1.66x	15.0%
A-2	JLC	MarqE Entertainment Center	Retail	$63,200,000	57	74.6%	1.58x	9.9%
A-2	JLC	SpringHill Suites Lake Charles	Hospitality	$13,932,317	57	68.0%	1.83x	14.4%
A-2	JLC	Best Buy Newport News	Retail	$11,025,000	57	60.6%	3.35x	12.1%
A-2	GACC	SRC Multifamily Portfolio Pool 1	Multifamily	$19,650,000	58	70.1%	1.26x	8.7%
A-2	JLC	Overland Park Marriott	Hospitality	$42,000,000	59	74.3%	1.45x	12.8%
A-2	GACC	Eden’s Edge Apartments	Multifamily	$16,480,466	59	73.9%	1.25x	8.0%
A-2	CCRE	Town Point Center	Office	$11,400,000	59	75.0%	1.60x	11.1%
A-2/A-SB	GACC	412 West 14th Street	Retail	$40,000,000	60	63.5%	1.59x	7.7%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations—Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A-M trust component, Class B trust component and Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C and Class X-D Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates and the Class A-M trust component; (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B and Class C trust components and the Class D Certificates; (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E Certificates; and (iv) the notional amount of the Class X-D Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class X-C and Class X-D Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates and the Class A-M trust component (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C  trust components and the Class D Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the pass-through rate of the Class E Certificates, as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Loews Miami Beach Hotel secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-1 (the “Loews Miami Beach Hotel Loan”), representing approximately 8.5% of the Initial Outstanding Pool Balance, and secures on a pari passu basis two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $180,000,000, evidenced by Note A-2 and Note A-3, which are currently held by GACC, and each of which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Loews Miami Beach Hotel Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Loews Miami Beach Hotel Loan Combination.”

The Loews Miami Beach Hotel Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Loews Miami Beach Hotel Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Loews Miami Beach Hotel Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Canyon Ranch Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $75,000,000, evidenced by Note A-1 (the “Canyon Ranch Portfolio Loan”), representing approximately 5.3% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis two  companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000, evidenced by Note A-2 and Note A-3, which are currently held by GECC, and each of which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Canyon Ranch Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Canyon Ranch Portfolio Loan Combination.”

The Canyon Ranch Portfolio Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Canyon Ranch Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Canyon Ranch Portfolio Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A-1 to the Free Writing Prospectus as State Farm Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $55,500,000, collectively evidenced by the controlling Note A-1 (the “State Farm Portfolio Loan”), representing approximately 3.9% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis three companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $328,000,000, evidenced by Note A-2, Note A-3 and Note A-4. The non-controlling Note A-2 has an aggregate principal balance as of the Cut-off Date of $100,000,000 and was included in the COMM 2014-UBS3 transaction. The non-controlling Note A-3 has a principal balance as of the Cut-off Date of $128,000,000 and was included in the COMM 2014-UBS4 transaction. The non-controlling Note A-4 has a principal balance as of the Cut-off Date of $100,000,000 and was included in the MSBAM 2014-C16 transaction. The State Farm Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “State Farm Portfolio Loan Combination.”

The State Farm Portfolio Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the State Farm Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The State Farm Portfolio Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Harwood Center secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $30,000,000, evidenced by Note A-1 (the “Harwood Center Loan”), representing approximately 2.1% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $60,000,000, evidenced by Note A-2, which is currently held by UBSRES, which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Harwood Center Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Harwood Center Loan Combination.”

The Harwood Center Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Harwood Center Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Harwood Center Combination” in the Free Writing Prospectus.

Control Rights and Directing Holder:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Harwood Center Loan Combination). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan (other than with respect to the Harwood Center Loan Combination). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that Rialto Capital Advisors, LLC will be the initial Directing Holder with respect to each Mortgage Loan (other than the Harwood Center Loan Combination).

With respect to the Harwood Center Loan Combination, the directing holder (the “Non-Lead Directing Holder”) is currently the Note A-2 holder, which as of the Settlement Date is expected to be UBSRES.  After the securitization of Note A-2, the Non-Lead Directing Holder is expected to be the majority holder of the “control” eligible certificates (or an appointed representative thereof) under the pooling and servicing agreement entered into in connection with the Note A-2 securitization.

For a description of the directing holder for the Harwood Center Loan Combination, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an aggregate Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the initial Certificate Balance of such Class.

Upon the occurrence and the continuance of a Control Termination Event (or, in the case of the Harwood Center Loan Combination, Non-Lead Control Termination Event), the Directing Holder will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event (or, in the case of the Harwood Center Loan Combination, Non-Lead Control Termination Event), the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event (or, in the case of the Harwood Center Loan Combination, Non-Lead Consultation Termination Event).

A “Non-Lead Control Termination Event” will occur with respect to the Harwood Center Loan Combination if the Harwood Center Companion Loan is included in a securitization and an event analogous to a Control Termination Event occurs with respect to such securitization.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event (or, in the case of the Harwood Center Loan Combination, Non-Lead Consultation Termination Event) the Directing Holder will have no rights under the pooling and servicing for this securitization (the “Pooling and Servicing Agreement”) other than those rights that all Certificateholders have.

A “Non-Lead Consultation Termination Event” will occur with respect to the Harwood Center Combination if the Harwood Center Companion Loan is included in a securitization and an event analogous to a Consultation Termination Event occurs with respect to such securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Harwood Center Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Harwood Center Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

With respect to the Harwood Center Loan Combination, prior to the occurrence and continuance of a Non-Lead Control Termination Event, the Non-Lead Directing Holder will have the right to replace and appoint the Special Servicer with respect to the Harwood Center Loan Combination. Upon the occurrence and during the continuance of a Non-Lead Control Termination Event, such replacement will occur based on a vote of holders of all voting eligible classes of certificates backed by the Harwood Center Companion Loan.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Harwood Center Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to Harwood Center Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, other than with respect to the Harwood Center Loan Combination, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

With respect to the Harwood Center Loan Combination, upon the occurrence and during the continuance of a Non-Lead Consultation Termination Event with respect to the Harwood Center Loan Combination, if the Operating Advisor determines that the Special Servicer with respect to the Harwood Center Loan Combination is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of such Special Servicer. The Operating Advisor’s recommendation to so replace the Special Servicer must be confirmed by the holders of certificates backed by the Harwood Center Companion Loan with the requisite percentage of voting rights.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than the Harwood Center Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

With respect to the Harwood Center Loan Combination, upon the occurrence and during the continuance of a Non-Lead Control Termination Event, the Operating Advisor will be entitled to consult with the Special Servicer with respect to all major decisions with respect to the Harwood Center Loan Combination on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, and the holder of the Harwood Center Companion Loan, as a collective whole, as if those certificateholders and Harwood Center Companion Loan holder constituted a single lender.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust

STRUCTURE OVERVIEW

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
$1,237,500	-	$7,499,999	18	$90,555,358	6.4%	5.0587%	115	1.61x	67.8%	55.8%
$7,500,000	-	$14,999,999	24	$251,723,509	17.8%	4.6548%	110	1.63x	68.6%	59.7%
$15,000,000	-	$24,999,999	9	$161,450,883	11.4%	4.8808%	106	1.43x	70.7%	61.4%
$25,000,000	-	$49,999,999	12	$412,487,500	29.1%	4.7203%	102	1.62x	69.0%	62.4%
$50,000,000	-	$74,999,999	5	$305,142,075	21.5%	4.5590%	106	1.69x	68.6%	62.9%
$75,000,000	-	$120,000,000	2	$195,000,000	13.8%	4.1269%	120	2.68x	53.1%	51.3%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Distribution of Mortgage Rates(1)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
3.5780%	-	4.7499%	37	$951,654,689	67.2%	4.4025%	108	1.91x	65.7%	59.3%
4.7500%	-	4.9999%	17	$247,387,976	17.5%	4.8677%	111	1.49x	69.6%	62.8%
5.0000%	-	6.5140%	16	$217,316,660	15.3%	5.3698%	106	1.42x	68.2%	59.8%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Property Type Distribution(1)(4)
					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units/Rooms/Pads NRA/Spaces	Cut-off Date Balance per Unit/Room/Pad NRA/Space	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
Office	33	$462,317,474	32.6%	6,365,826	$221	4.7867%	117	95.0%	1.54x	69.5%	63.7%
CBD	9	$236,754,974	16.7%	1,598,822	$301	4.8167%	116	94.7%	1.48x	68.3%	63.0%
Suburban	21	$217,237,500	15.3%	4,734,003	$133	4.7647%	119	95.1%	1.58x	71.0%	64.5%
Medical	3	$8,325,000	0.6%	33,001	$253	4.5100%	117	100.0%	2.01x	64.9%	64.9%
Hospitality	17	$378,325,649	26.7%	2,977	$243,021	4.5251%	110	74.4%	2.19x	60.7%	55.2%
Full Service	6	$272,828,401	19.3%	1,664	$296,858	4.4126%	111	74.3%	2.35x	57.9%	54.8%
Limited Service	9	$99,597,247	7.0%	1,059	$108,556	4.8174%	108	74.5%	1.77x	67.5%	56.0%
Extended Stay	2	$5,900,000	0.4%	254	$23,395	4.7940%	120	76.5%	2.16x	73.8%	60.2%
Retail	24	$327,213,675	23.1%	2,852,567	$407	4.4946%	91	94.1%	1.75x	67.6%	60.9%
Anchored(5)	16	$274,110,213	19.4%	2,457,839	$453	4.4286%	85	94.5%	1.80x	67.7%	61.4%
Unanchored	8	$53,103,462	3.7%	394,728	$170	4.8355%	119	92.0%	1.48x	67.1%	58.3%
Industrial	5	$103,970,004	7.3%	1,699,518	$66	4.6175%	119	99.2%	1.73x	67.5%	53.9%
Multifamily	9	$95,310,466	6.7%	2,367	$47,043	4.6710%	96	90.7%	1.37x	73.6%	66.2%
Mixed Use	3	$22,183,600	1.6%	348,408	$69	5.0562%	119	79.2%	1.40x	66.6%	54.7%
Retail/Office	2	$11,850,000	0.8%	213,205	$62	5.2426%	118	79.5%	1.53x	62.4%	51.8%
Office/Flex	1	$10,333,600	0.7%	135,203	$76	4.8425%	119	78.9%	1.25x	71.3%	57.9%
Other	1	$13,500,000	1.0%	652	$20,706	4.5980%	120	0.0%	1.49x	71.1%	57.6%
Self Storage	1	$10,300,000	0.7%	112,979	$91	4.5000%	119	87.8%	1.50x	67.5%	57.7%
Manufactured Housing Community	1	$3,238,456	0.2%	181	$17,892	5.9500%	116	99.4%	1.61x	64.6%	54.9%
Total/Weighted Average	94	$1,416,359,325	100.0%			4.6322%	108	89.0%	1.76x	66.8%	60.0%

Geographic Distribution(1)(4)
				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
California	8	$235,237,266	16.6%	4.7894%	120	1.49x	68.2%	61.9%
Southern(6)	4	$147,650,000	10.4%	4.8634%	119	1.48x	67.8%	64.7%
Northern(6)	4	$87,587,266	6.2%	4.6647%	120	1.50x	68.7%	57.1%
Texas	15	$188,596,816	13.3%	4.5055%	79	1.79x	67.8%	61.5%
Florida	6	$185,857,369	13.1%	4.3608%	114	2.41x	58.0%	55.9%
Georgia	13	$128,732,754	9.1%	4.5445%	119	1.62x	68.5%	58.6%
New York	4	$126,784,295	9.0%	4.6880%	100	1.71x	63.9%	54.0%
Remaining New York State	2	$70,800,703	5.0%	4.5825%	119	1.85x	64.2%	48.9%
New York City	2	$55,983,591	4.0%	4.8213%	77	1.53x	63.5%	60.4%
New Jersey	2	$78,000,000	5.5%	4.9562%	120	1.38x	72.1%	64.5%
Arizona	3	$72,736,612	5.1%	4.2624%	120	2.06x	60.1%	53.7%
Other	43	$400,414,213	28.3%	4.7399%	106	1.69x	70.1%	62.6%
Total/Weighted Average	94	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%
(1)
With respect to the Loews Miami Beach Hotel Loan, the Canyon Ranch Portfolio Loan, the State Farm Portfolio Loan and the Harwood Center Loan, LTV, DSCR, debt yield and cut-off date balance per unit, room, pad, NRA and space calculations include the related pari passu companion loans.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Seacourt Pavilion loan, the Cut-off Date LTV has been calculated net of the $800,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 75.0%. With respect to the The Campus at Greenhill loan, the Cut-off Date LTV has been calculated net of the $2.0 million earnout reserve. The Cut-off Date LTV including the earnout reserve is 74.4%. With respect to the SRC Multifamily Portfolio Pool 1 loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $3.1 million holdback reserve. The Cut-off Date LTV and Maturity Date LTV including the holdback reserve are 83.3% and 78.1%, respectively. With respect to the Port O’Call Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $700,000 holdback capital expenditure reserve and the $2.1 million upfront replacement reserve and immediate repairs. The Cut-off Date LTV and Maturity Date LTV including the holdback, replacement and immediate repairs reserves are 92.7% and 81.7%, respectively. With respect to the White Marsh Business Center loan, the Cut-off Date LTV has been calculated net of the $850,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 77.7%. With respect to the 412 West 14th Street loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $63.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 65.6% and 65.6%, respectively. With respect to the Commons at Madera Fair loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $28.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 82.5% and 71.0%, respectively. With respect to the South Blanding Village loan, the Cut-off Date LTV has been calculated net of the $650,000 holdback reserve and based on the “As Stabilized” appraised value of $10.46 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV inclusive of the holdback reserve are 100.0% and 81.7%, respectively.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(5)	Includes anchored, shadow anchored and single tenant properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)
						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	Maturity Date or ARD LTV(3)
49.7%	-	54.9%	5	$243,758,003	17.2%	4.1431%	110	2.69x	52.7%	50.3%
55.0%	-	59.9%	4	$29,261,820	2.1%	5.1702%	110	1.72x	57.4%	49.1%
60.0%	-	64.9%	10	$187,348,663	13.2%	4.7242%	103	1.79x	63.3%	54.0%
65.0%	-	69.9%	15	$283,151,080	20.0%	4.7543%	117	1.57x	67.4%	61.0%
70.0%	-	74.9%	29	$576,714,758	40.7%	4.7254%	104	1.50x	72.7%	64.8%
75.0%	-	75.0%	7	$96,125,000	6.8%	4.6100%	112	1.48x	75.0%	67.3%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Distribution of Maturity Date or ARD LTV Ratios(1)(3)
						Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV
42.6%	-	49.9%	10	$225,821,553	15.9%	4.4757%	109	2.16x	57.0%	47.3%
50.0%	-	54.9%	9	$186,131,629	13.1%	4.4140%	118	2.46x	57.0%	52.7%
55.0%	-	59.9%	13	$178,319,982	12.6%	4.6675%	120	1.52x	68.9%	58.2%
60.0%	-	64.9%	23	$410,602,766	29.0%	4.7393%	107	1.53x	70.1%	63.0%
65.0%	-	69.9%	13	$348,583,395	24.6%	4.7087%	98	1.49x	72.4%	67.2%
70.0%	-	72.7%	2	$66,900,000	4.7%	4.6163%	105	1.95x	71.7%	71.3%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
1.21x	-	1.24x	1	$21,000,000	1.5%	5.8810%	119	1.21x	70.5%	66.5%
1.25x	-	1.29x	4	$67,464,066	4.8%	4.7453%	87	1.26x	72.7%	64.4%
1.30x	-	1.39x	9	$194,636,540	13.7%	4.9524%	119	1.36x	71.4%	61.3%
1.40x	-	1.49x	16	$263,147,088	18.6%	4.7326%	110	1.45x	71.3%	63.4%
1.50x	-	1.74x	26	$406,548,180	28.7%	4.6772%	101	1.59x	68.3%	62.5%
1.75x	-	1.99x	6	$148,313,450	10.5%	4.5816%	113	1.83x	66.0%	52.5%
2.00x	-	3.35x	8	$315,250,000	22.3%	4.2090%	109	2.61x	57.0%	55.2%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Distribution of Original Terms to Maturity or ARD(1)(2)
						Weighted Averages
Original Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
60	-	60	10	$255,039,604	18.0%	4.5584%	57	1.82x	68.0%	63.9%
120	-	126	60	$1,161,319,721	82.0%	4.6483%	119	1.75x	66.5%	59.1%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
						Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
50	-	60	10	$255,039,604	18.0%	4.5584%	57	1.82x	68.0%	63.9%
115	-	118	12	$164,204,090	11.6%	4.8090%	117	1.65x	70.9%	64.9%
119	-	121	48	$997,115,631	70.4%	4.6219%	120	1.76x	65.8%	58.2%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

(1)
With respect to the Loews Miami Beach Hotel Loan, the Canyon Ranch Portfolio Loan, the State Farm Portfolio Loan and the Harwood Center Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans.

(2)	In the case of two mortgage loans with an anticipated repayment date, Original Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Seacourt Pavilion loan, the Cut-off Date LTV has been calculated net of the $800,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 75.0%. With respect to the The Campus at Greenhill loan, the Cut-off Date LTV has been calculated net of the $2.0 million earnout reserve. The Cut-off Date LTV including the earnout reserve is 74.4%. With respect to the SRC Multifamily Portfolio Pool 1 loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $3.1 million holdback reserve. The Cut-off Date LTV and Maturity Date LTV including the holdback reserve are 83.3% and 78.1%, respectively. With respect to the Port O’Call Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $700,000 holdback reserve and the $2.1 million upfront replacement reserve and immediate repairs. The Cut-off Date LTV and Maturity Date LTV including the holdback, replacement and immediate repairs reserves are 92.7% and 81.7%, respectively. With respect to the White Marsh Business Center loan, the Cut-off Date LTV has been calculated net of the $850,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 77.7%. With respect to the 412 West 14th Street loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $63.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 65.6% and 65.6%, respectively. With respect to the Commons at Madera Fair loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $28.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 82.5% and 71.0%, respectively. With respect to the South Blanding Village loan, the Cut-off Date LTV has been calculated net of the $650,000 holdback reserve and based on the “As Stabilized” appraised value of $10.46 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV inclusive of the holdback reserve are 100.0% and 81.7%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
7.7%	-	7.9%	1	$40,000,000	2.8%	4.6900%	60	1.59x	63.5%	63.5%
8.0%	-	8.9%	8	$249,280,466	17.6%	4.7863%	111	1.40x	70.0%	64.0%
9.0%	-	9.9%	14	$308,851,604	21.8%	4.5665%	106	1.57x	72.2%	65.5%
10.0%	-	12.4%	30	$379,947,738	26.8%	4.7592%	116	1.59x	69.2%	61.3%
12.5%	-	14.9%	13	$320,027,696	22.6%	4.5757%	109	2.16x	61.6%	53.5%
15.0%	-	18.4%	4	$118,251,820	8.3%	4.2038%	98	2.56x	53.5%	48.9%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%

Distribution of Amortization Types(1)
						Weighted Averages
Amortization Type			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
Interest Only, then Amortizing			35	$721,105,429	50.9%	4.5771%	105	1.67x	68.5%	61.9%
Amortizing Balloon			28	$354,853,896	25.1%	4.7964%	113	1.58x	67.4%	54.6%
Interest Only			4	$228,575,000	16.1%	4.4165%	106	2.35x	58.6%	58.6%
Interest Only, ARD			2	$63,825,000	4.5%	4.6114%	115	2.02x	70.2%	70.2%
Amortizing, then Interest Only			1	$48,000,000	3.4%	5.3000%	120	1.37x	71.6%	63.8%
Total/Weighted Average			70	$1,416,359,325	100.0%	4.6322%	108	1.76x	66.8%	60.0%
(1)
With respect to the Loews Miami Beach Hotel Loan, the Canyon Ranch Portfolio Loan, the State Farm Portfolio Loan and the Harwood Center Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Seacourt Pavilion loan, the Cut-off Date LTV has been calculated net of the $800,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 75.0%. With respect to the The Campus at Greenhill loan, the Cut-off Date LTV has been calculated net of the $2.0 million earnout reserve. The Cut-off Date LTV including the earnout reserve is 74.4%. With respect to the SRC Multifamily Portfolio Pool 1 loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $3.1 million holdback reserve. The Cut-off Date LTV and Maturity Date LTV including the holdback reserve are 83.3% and 78.1%, respectively. With respect to the Port O’Call Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $700,000 holdback reserve and the $2.1 million upfront replacement reserve and immediate repairs. The Cut-off Date LTV and Maturity Date LTV including the holdback, replacement and immediate repairs reserves are 92.7% and 81.7%, respectively. With respect to the White Marsh Business Center loan, the Cut-off Date LTV has been calculated net of the $850,000 earnout reserve. The Cut-off Date LTV including the earnout reserve is 77.7%. With respect to the 412 West 14th Street loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $63.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 65.6% and 65.6%, respectively. With respect to the Commons at Madera Fair loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Hypothetical As Is” appraised value of $28.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 82.5% and 71.0%, respectively. With respect to the South Blanding Village loan, the Cut-off Date LTV has been calculated net of the $650,000 holdback reserve and based on the “As Stabilized” appraised value of $10.46 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV inclusive of the holdback reserve are 100.0% and 81.7%, respectively.

Ten Largest Mortgage Loans
Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Room/NRA	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Loews Miami Beach Hotel(1)	GACC	Miami Beach, FL	Hospitality	$120,000,000	8.5%	$379,747	53.1%	2.89x	13.7%
Canyon Ranch Portfolio(1)	GECC	Various	Hospitality	$75,000,000	5.3%	$541,516	53.2%	2.34x	16.2%
30 Dunnigan	CCRE	Suffern, NY	Industrial	$64,892,075	4.6%	$73	63.6%	1.83x	12.9%
Summit Rancho Bernardo	GACC	San Diego, CA	Office	$64,000,000	4.5%	$325	68.1%	1.49x	8.7%
MarqE Entertainment Center	JLC	Houston, TX	Retail	$63,200,000	4.5%	$184	74.6%	1.58x	9.9%
6100 Wilshire	UBSRES	Los Angeles, CA	Office	$57,550,000	4.1%	$269	66.1%	1.56x	8.4%
State Farm Portfolio(1)	UBSRES	Various	Office	$55,500,000	3.9%	$113	71.0%	2.02x	9.5%
Quakerbridge	UBSRES	Hamilton, NJ	Office	$48,000,000	3.4%	$113	71.6%	1.37x	10.4%
Overland Park Marriott	JLC	Overland Park, KS	Hospitality	$42,000,000	3.0%	$105,528	74.3%	1.45x	12.8%
Town Park Ravine I, II, III	GECC	Kennesaw, GA	Office	$41,137,500	2.9%	$112	71.5%	1.56x	10.9%
Total/Weighted Average				$631,279,575	44.6%		64.6%	1.95x	11.7%
(1)
With respect to the Loews Miami Beach Hotel Loan, the Canyon Ranch Portfolio Loan and the State Farm Portfolio Loan, LTV, DSCR, debt yield and cut-off date balance per room and NRA calculations include the related pari passu companion loans.

Pari Passu Companion Loan Summary
Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loans Cut-off Date Balance	Loan Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Loews Miami Beach Hotel	$120,000,000	$180,000,000	$300,000,000	COMM 2014-UBS5	Wells Fargo Bank, N.A.	Rialto Capital Advisors, LLC	COMM 2014-UBS5
Canyon Ranch Portfolio	$75,000,000	$75,000,000	$150,000,000	COMM 2014-UBS5	Wells Fargo Bank, N.A.	Rialto Capital Advisors, LLC	COMM 2014-UBS5
State Farm Portfolio	$55,500,000	$328,000,000	$383,500,000	COMM 2014-UBS5	Wells Fargo Bank, N.A.	Rialto Capital Advisors, LLC	COMM 2014-UBS5
Harwood Center	$30,000,000	$60,000,000	$90,000,000	COMM 2014-UBS5	Wells Fargo Bank, N.A.	Rialto Capital Advisors, LLC(1)	See (1) below
(1)
The directing holder of the Harwood Center Loan Combination is expected to be the directing holder or its equivalent under the Note A-1 securitization. See “Description of the Mortgage Pool—Loan Combinations—The Harwood Center Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary
Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Summit Rancho Bernardo	$64,000,000	$10,000,000	1.49x	1.14x	68.1%	78.7%	8.7%	7.5%
Overland Park Marriott	$42,000,000	$5,000,000	1.45x	1.20x	74.3%	83.2%	12.8%	11.5%
Ridgmar Mall(1)	$33,000,000	$12,585,365	3.26x	1.87x	49.7%	68.7%	18.4%	13.3%
315 South Beverly Drive	$21,000,000	$4,000,000	1.21x	0.92x	70.5%	83.9%	8.9%	7.5%
Honey Creek III	$12,000,000	$1,600,000	1.66x	1.29x	68.6%	77.7%	11.2%	9.9%
(1)	The mezzanine debt cut-off date balance of $12,585,365 consists of $10,000,000 of senior mezzanine debt, $2,197,560 of junior mezzanine loan tranche A and $387,805 of junior mezzanine loan tranche B.

Previous Securitization History(1)
Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Loews Miami Beach Hotel	GACC	Miami Beach, FL	Hospitality	$120,000,000	8.5%	GECMC 2005-C2
Canyon Ranch Portfolio	GECC	Various	Hospitality	$75,000,000	5.3%	BACM 2005-2
MarqE Entertainment Center	JLC	Houston, TX	Retail	$63,200,000	4.5%	MSC 2011-C3
State Farm Portfolio	UBSRES	Various	Office	$55,500,000	3.9%	Various(2)
Quakerbridge	UBSRES	Hamilton, NJ	Office	$48,000,000	3.4%	MSC 2005-HQ7
Overland Park Marriott	JLC	Overland Park, KS	Hospitality	$42,000,000	3.0%	JPMCC 2007-LD12
Ellinwood Office Complex	Pillar	Pleasant Hills, CA	Office	$35,000,000	2.5%	JPMCC 2010-C1
Harwood Center	UBSRES	Dallas, TX	Office	$30,000,000	2.1%	CSMC 2006-C4
Fairlane Meadows Apartments	CCRE	Dearborn, MI	Multifamily	$30,000,000	2.1%	CSFB 2005-C6
Hampton Inn – Columbus	Pillar	Columbus, OH	Hospitality	$26,500,000	1.9%	JPMCC 2006-CB15
315 South Beverly Drive	JLC	Beverly Hills, CA	Office	$21,000,000	1.5%	WBCMT 2006-C27
SRC Multifamily Portfolio Pool 1	GACC	Beaumont, TX	Multifamily	$19,650,000	1.4%	Various(3)
Roebuck Marketplace	CCRE	Birmingham, AL	Retail	$16,481,630	1.2%	JPMCC 2005-LDP1
Village at Collin Creek	UBSRES	Plano, TX	Retail	$12,100,000	0.9%	CGCMT 2004-C2
Westside Urban Market II	JLC	Atlanta, GA	Retail	$10,487,144	0.7%	GSMS 2004-GG2
Aurora City Square	CCRE	Aurora , CO	Retail	$8,600,000	0.6%	GSMS 2004-GG2
Lilburn Corners	JLC	Lilburn, GA	Retail	$8,600,000	0.6%	LBUBS 2005-C7
North Hills Shopping Center	UBSRES	Atlanta, GA	Retail	$7,511,792	0.5%	BSCMS 2005-T18
Peachtree Square Shopping Center	GACC	Atlanta, GA	Retail	$6,500,000	0.5%	JPMCC 2004-LN2
The Terraces at Windy Hill	JLC	Marietta, GA	Mixed Use	$6,050,000	0.4%	BSCMS 2006-PW12
Pacific Gillespie IV	JLC	El Cajon, CA	Industrial	$5,100,000	0.4%	CGCMT 2004-C2
Westbrook MHP	JLC	Brookshire, TX	Manufactured Housing Community	$3,238,456	0.2%	JPMCC 2003-LN1
The Cedars Apartments	UBSRES	Cedar Hill, TX	Multifamily	$1,237,500	0.1%	LBUBS 2004-C6
Total				$651,756,522	46.0%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)
The most recent financing of the State Farm Portfolio Note A-2 was previously securitized in COMM 2014-UBS3. The most recent financing of the State Farm Portfolio Note A-3 was previously securitized in COMM 2014-UBS4. The most recent financing of the State Farm Portfolio Note A-4 was previously securitized in MSBAM 2014-C16.

(3)	The most recent financing of the Towne Oaks property was previously securitized in SBM7 1999-C1. The most recent financing of the French Road property was previously securitized in BSCMS 2001-TOP2.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Loews Hotels Holding Corporation
Borrower:	MB Redevelopment, LLC
Original Balance(1):	$120,000,000
Cut-off Date Balance(1):	$120,000,000
% by Initial UPB:	8.5%
Interest Rate:	4.1250%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest Only
Additional Debt(1):	$180,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$3,711,259	$371,126
Insurance:	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
Required Repairs:	$2,500	NAP

Financial Information(4)
Cut-off Date Balance / Room:	$379,747
Balloon Balance / Room:	$379,747
Cut-off Date LTV(5):	53.1%
Balloon LTV:	53.1%
Underwritten NOI DSCR(6):	3.28x
Underwritten NCF DSCR(6):	2.89x
Underwritten NOI Debt Yield:	13.7%
Underwritten NCF Debt Yield:	12.1%
Underwritten NOI Debt Yield at Balloon:	13.7%
Underwritten NCF Debt Yield at Balloon:	12.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Miami Beach, FL
Year Built / Renovated:	1998 / 2008-2010
Total Rooms:	790
Property Management:	Loews Miami Beach Hotel Operating Company, Inc.
Underwritten NOI:	$41,162,461
Underwritten NCF:	$36,207,741
“As-is” Appraised Value:	$565,000,000
“As-is” Appraisal Date:	July 9, 2014
“As Stabilized” Appraised Value(5):	$616,000,000
“As Stabilized” Appraisal Date(5):	July 9, 2015

Historical NOI
Most Recent NOI:	$41,475,955 (T-12 June 30, 2014)
2013 NOI:	$39,033,464 (December 31, 2013)
2012 NOI:	$35,832,978 (December 31, 2012)
2011 NOI:	$32,000,426 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	86.0% (June 30, 2014)
2013 Occupancy:	85.0% (December 31, 2013)
2012 Occupancy:	83.7% (December 31, 2012)
2011 Occupancy:	81.8% (December 31, 2011)
(1)
The Loews Miami Beach Hotel Loan Combination is evidenced by three pari passu notes in the aggregate original principal amount of $300.0 million. Note A-1, with an Original Balance and Cut-off Date Balance of $120.0 million, is the controlling note and will be included in the trust. The pari passu companion loan is comprised of the non-controlling Note A-2 with an original principal balance of $110.0 million and the non-controlling Note A-3 with an original principal balance of $70.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)
The lockout period will be at least 24 payments beginning with and including the first payment date of October 6, 2014. Defeasance of the full $300.0 million Loews Miami Beach Hotel Loan Combination is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) August 12, 2017.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	DSCR, LTV, Debt Yield and Balance/Room calculations are based on the aggregate Loews Miami Beach Hotel Loan Combination.
(5)
Cut-off Date LTV is based on the “As Is” Appraised Value.  The “As Stabilized” Appraised Value is based on a stabilized ADR of $361.52 and a stabilized occupancy of 83.0%. Based on the Loews Miami Beach Hotel Loan Combination amount of $300.0 million, the “As Stabilized” LTV ratio is 48.7%.

(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 2.36x and 2.08x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

Historical Occupancy, ADR, RevPAR(1)
	Loews Miami Beach Hotel Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	81.8%	$294.83	$241.13	73.6%	$243.60	$179.38	111.1%	121.0%	134.4%
2012	83.7%	$306.68	$256.55	73.7%	$252.84	$186.42	113.5%	121.3%	137.6%
2013	85.0%	$315.38	$268.01	75.5%	$251.66	$190.10	112.5%	125.3%	141.0%
T-12 June 2014	86.0%	$323.92	$278.49	76.0%	$259.58	$197.36	113.1%	124.8%	141.1%
(1)	Source: Hospitality research report.

The Loan.    The Loews Miami Beach Hotel loan (the “Loews Miami Beach Hotel Loan”) consists of the controlling Note A-1 in the original principal amount of $120.0 million of a fixed rate loan in the aggregate principal amount of $300.0 million (the “Loews Miami Beach Hotel Loan Combination”). The Loews Miami Beach Hotel Loan Combination is secured by the borrower’s fee simple interest in a 790-room full service hotel located at 1601 Collins Avenue in Miami Beach, Florida (the “Loews Miami Beach Hotel Property”). Only the controlling Note A-1, with an original principal balance of $120.0 million, will be included in the COMM 2014-UBS5 mortgage trust. The remaining notes are described in the chart below and are expected to be contributed to future securitizations. The Loews Miami Beach Hotel Loan Combination has a 10-year term and accrues interest at a fixed rate equal to 4.1250% for the loan term.

The proceeds of the Loews Miami Beach Hotel Loan Combination were used to retire existing debt of approximately $128.7 million, fund reserves of approximately $3.7 million and pay closing costs of approximately $671,913, giving the borrower a return of equity of approximately $166.9 million. Based on the appraised value of $565.0 million as of July 9, 2014, the cut-off date LTV of the Loews Miami Beach Hotel Loan Combination is 53.1% and the remaining implied equity is $265.0 million. The most recent prior financing of the Loews Miami Beach Hotel Property was included in the COMM 2005-LP5 securitization.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$120,000,000	$120,000,000	COMM 2014-UBS5	Yes
Note A-2	$110,000,000	$110,000,000	GACC	No
Note A-3	$70,000,000	$70,000,000	GACC	No
Total	$300,000,000	$300,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$300,000,000	100.0%	Loan Payoff	$128,711,155	42.9%
			Reserves	$3,713,759	1.2%
			Closing Costs	$671,913	0.2%
			Return of Equity	$166,903,173	55.6%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

The Borrower / Sponsor.    The borrower, MB Redevelopment, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Loews Hotels Holding Corporation.

Headquartered in New York, Loews Hotels Holding Corporation was founded by Preston Robert and Laurence Tisch in 1946. Loews offers distinctive hotels in most major markets in the United States and Canada. Loews destinations include the cities of New York, Chicago, Denver, Los Angeles, Nashville, Philadelphia, Washington, D.C., Annapolis, Montreal, Quebec City and New Orleans, as well as world-renowned vacation destinations such as Miami’s South Beach, Universal Orlando, Tucson, St. Pete Beach, Florida and California’s Coronado Bay.  The sponsor is consolidated under Loews Corporation (NYSE: L), but it is viewed as a standalone company with its own management team.

The Property.    Built in 1998 and renovated from 2008 to 2010, the Loews Miami Beach Hotel Property is a 790-room upscale hotel that is managed by Loews Miami Beach Hotel Operating Company, Inc. The property offers several restaurants and bars, extensive meeting facilities, spa and fitness center, an outdoor pool, retail space, business center, and a typical complement of back-of-the-house facilities.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

The Loews Miami Beach Hotel Property consists of two oceanfront hotel buildings, the main tower and the St. Moritz Tower, that are situated along the east side of Collins Avenue. The main tower is an 18-story, “L-shaped” structure set atop a three-level pedestal. The six-story St. Moritz Tower sits directly south of the main tower and is connected via an outdoor courtyard. The St. Moritz Tower is designated as a historical landmark due to its Art Deco design.

The main tower has 687 guestrooms and includes several of the hotel’s restaurants, lounges, guest registration, lobby, meeting space, and sales and administrative offices. The meeting area is located on the second and third floors of the main tower and consists of approximately 53,000 sq. ft. of indoor space and approximately 10,000 sq. ft. of outdoor and pre-function space. The second floor also houses the business center and banquet offices. Guestrooms are located on floors five through 18. The St. Moritz Tower has 103 guestrooms, the hotel’s signature restaurant Lure, sales and marketing offices, and the spa facility.

The pool and Americana Lawn, a 6,400 square foot function area, are situated between the hotel and the beach with private cabanas and day beds located on the north and south sides. Additionally, the Nautilus Bar & Grill and the Splash retail outlet are located in and around the pool area.

The Loews Miami Beach Hotel Property’s various amenities accommodate both leisure and group demands. As of year-end 2013, the leisure and meeting/group segmentation were 68.0% and 32.0%, respectively.

Between 2009 and 2013, the sponsor invested approximately $39.2 million in capital expenditures, of which $29.4 million (or approximately $37,215 per room) went towards room upgrades. In 2014, the sponsor plans to invest $5.5 million in renovations to the Loews Miami Beach Hotel Property, including a $2.5 million complete renovation of the meeting rooms and ballroom, as well as lobby renovation designs, upgrades in public restrooms, and some upgrades to the guestrooms in the St. Moritz Tower. The capital for the meeting room renovation has been committed and the work is expected to be completed by the end of 2014.

Environmental Matters.    The Phase I environmental report dated July 31, 2014 recommended no further action at the Loews Miami Beach Hotel Property.

The Market.    The Loews Miami Beach Hotel Property is located in Miami Beach, Florida along the east side of Collins Avenue. Miami Beach is located in Miami-Dade County, Florida, and is part of the Miami-Fort Lauderdale-West Palm Beach Metropolitan Statistical Area (“MSA”), which is synonymous with the South Florida region. South Florida has a population of over 5.6 million and ranks as the eighth most populous MSA in the nation, along with Florida ranking as the fourth most populous state in the nation.

Approximately 7.0 million people visit South Beach each year, accounting for approximately 40.0% of all tourists visiting the Greater Miami area. Of these annual visitors, approximately 4.0 million stayed in Miami Beach hotels. The months between mid-December through March represent the peak demand period. As of year-end 2013, RevPAR, ADR and occupancy for hotels in the Greater Miami and surrounding beaches increased 10.0%, 7.9% and 2.0%, respectively, over the same period in 2012.

In addition to the beaches and nightlife, Miami Beach has several other demand generators and annual events that provide ample lodging demand. Large events that induce lodging demand include Art Basel, Art Deco Weekend, South Beach Food & Wine Festival, Fashion Week, Festival of the Arts, the Auto Show and numerous events at the Miami Beach Convention Center. Many of the city’s central attractions are clustered around the Miami Beach Convention Center which consists of more than 1.1 million sq. ft. convention space. Adjacent to the convention center is the Jackie Gleason Theater of the Performing Arts and the Miami Beach Garden Center. Miami Beach has become a destination for its beaches, shopping, dining, entertainment and business amenities.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

The subsequent chart presents primary competitors to the Loews Miami Beach Hotel Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Loews Miami Beach Hotel Property	790	1998	53,194	86.1%	$311.14	$268.01
Waldorf Astoria Boca Raton Resort	1,047	1926	114,000	62.0%	$255.00	$158.87
Marriott Harbor Beach Resort	650	1983	30,000	78.0%	$233.00	$181.04
InterContinental Hotel Miami	641	1982	74,000	82.0%	$187.00	$152.76
Shore Club	308	1947	1,500	70.0%	$298.00	$207.71
Westin Diplomat Resort	998	2000	134,000	83.0%	$218.00	$180.38
Ritz-Carlton South Beach	375	2003	18,000	84.0%	$443.00	$373.01
Fontainebleau	1,440	1954	142,400	81.0%	$310.00	$251.41
Eden Roc Miami Beach	627	1956	46,000	73.0%	$240.00	$175.20
Total / Wtd. Avg.	6,876			77.7%	$271.26	$210.79
(1)	Source: Appraisal.
(2)
2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser. The minor variances between the underwriting, the hospitality research report and the above table with respect to 2013 Occupancy, 2013 ADR and 2013 RevPAR at the Loews Miami Beach Hotel Property are attributable to variances in reporting methodologies and/or timing differences.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W per Room
Occupancy	81.8%	83.7%	85.0%	86.0%	86.0%
ADR	$294.83	$306.68	$315.38	$323.92	$323.92
RevPAR	$241.13	$256.55	$268.01	$278.49	$278.49

Room Revenue	$69,530,896	$74,177,741	$77,279,290	$80,302,395	$80,302,395	$101,649
F&B Revenue	27,765,752	31,708,270	32,344,305	35,086,035	35,086,035	44,413
Other Revenue	7,940,628	7,950,885	8,740,072	8,479,569	8,479,569	10,734
Total Revenue	$105,237,276	$113,836,896	$118,363,667	$123,867,999	$123,867,999	$156,795
Operating Expenses	40,692,204	44,288,384	45,089,207	46,901,794	46,901,794	59,369
Undistributed Expenses	24,028,230	24,528,738	23,995,454	25,178,620	25,178,620	31,872
Gross Operating Profit	$40,516,842	$45,019,774	$49,279,006	$51,787,585	$51,787,585	$65,554
Management Fee	3,157,118	3,415,107	3,550,910	3,716,261	3,716,040	4,704
Total Fixed Charges	5,359,298	5,771,689	6,694,632	6,595,369	6,909,084	8,746
Net Operating Income	$32,000,426	$35,832,978	$39,033,464	$41,475,955	$41,162,461	$52,104
FF&E	4,209,491	4,553,476	4,734,547	4,954,720	4,954,720	6,272
Net Cash Flow	$27,790,935	$31,279,502	$34,298,917	$36,521,235	$36,207,741	$45,833

Property Management.    The Loews Miami Beach Hotel Property is managed by Loews Miami Beach Hotel Operating Company, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Loews Miami Beach Hotel Loan is structured with a hard lockbox and springing cash management.  All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (as defined herein) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will commence (i) upon an event of default or (ii) during a Low Debt Yield Period (as defined herein).

A “Low Debt Yield Period” will occur if the debt yield for the trailing 12-month period is less than 8.50% on the last day of the calendar quarter and will cease to exist if the debt yield is at least 8.75% for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

Initial Reserves.    At closing, the borrower deposited (i) $3,711,259 into a tax reserve account and (ii) $2,500 into an immediate repair reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $371,126, into a tax reserve account and (ii) an amount equal to 4.0% of the prior month’s gross revenues. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

CARTIFACT
Loews Miami Beach Hotel
1601 Collins Avenue
Miami Beach, FL 33139
Miami Beach
SUNSET ISLANDS
Miami Beach Golf Club
Miami Beach Convention Center
The Fillmore Miami Beach
WEST AVENUE
ART DECO HISTORIC DISTRICT
SOUTH BEACH
FLAMINGO /LUMMUS
SOUTH POINTE
Flamingo Park
Lummus Park
South Pointe Park
Bisayne Bay
ATLANTIC OCEAN
DODGE ISLAND
USCG CAUSEWAY ISLAND
Bell Isle Park
Collins Park
Miami Beach Police Dept.
LINCOLN ROAD MALL
Macy's
Regal Cinemas
SLS Hotel
Delano South Beach
The Ritz-Carlton South Beach
DecoPlage Condominiums
Royal Palm Hotel
Il Villaggio
Setai Miami Beach Hotel
W Hotel Miami Beach
Gansevoort Hotel (1 Residences)
Flamingo South Beach
Icon South Beach
The Yacht Club
The Murano
Portofino Tower Condominiums
The Continuum Condominiums
Ocean Beach Park
Pier Park
ALTON RD
DADE BLVD
COLLINS AVE
WASHINGTON AVE
OCEAN DR
5TH ST
17TH ST
A1A
907
Sunrise
Fort Lauderdale
Weston
Davie
Pembroke Pines
Dania Beach
Miramar
Hollywood
Miami Gardens
Aventura
Hialeah
Miami
Doral
Fountainebleau
Miami Beach
Tamiami
Coral Gables
Kendall
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

Mortgage Loan Information
Loan Seller:	GECC
Loan Purpose:	Refinance
Sponsor:	CR Operating, LLC
Borrower:	CR Resorts, LLC
Original Balance(1):	$75,000,000
Cut-off Date Balance(1):	$75,000,000
% by Initial UPB:	5.3%
Interest Rate:	4.1300%
Payment Date:	1st of each month
First Payment Date:	October 1, 2014
Maturity Date:	September 1, 2024
Amortization:	Interest only for first 60 months, 360 months thereafter
Additional Debt(1):	$75,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management:	Soft / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$559,583	$102,500
Insurance:	$305,000	$42,917
FF&E:	$0	4.0% of prior month’s gross revenues

Financial Information(4)
Cut-off Date Balance / Room:	$541,516
Balloon Balance / Room:	$492,583
Cut-off Date LTV:	53.2%
Balloon LTV:	48.4%
Underwritten NOI DSCR(5):	2.79x
Underwritten NCF DSCR(5):	2.34x
Underwritten NOI Debt Yield:	16.2%
Underwritten NCF Debt Yield:	13.6%
Underwritten NOI Debt Yield at Balloon:	17.8%
Underwritten NCF Debt Yield at Balloon:	14.9%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Tucson, AZ and Lenox, MA
Year Built / Renovated:	Various
Total Rooms(6):	277
Property Management:	ZC Management, L.L.C.
Underwritten NOI:	$24,320,180
Underwritten NCF:	$20,385,332
“As-is” Appraised Value:	$282,100,000
“As-is” Appraisal Date:	June 2014
“As Stabilized” Appraised Value:	$291,500,000
“As Stabilized” Appraisal Date:	July 1, 2015

Historical NOI
Most Recent NOI:	$24,411,908 (T-12 June 30, 2014)
2013 NOI:	$23,018,973 (December 31, 2013)
2012 NOI:	$20,065,195 (December 31, 2012)
2011 NOI:	$20,436,767 (December 31, 2011)

Historical Occupancy(6)
Most Recent Occupancy:	58.4% (June 30, 2014)
2013 Occupancy:	57.6% (December 31, 2013)
2012 Occupancy:	54.8% (December 31, 2012)
2011 Occupancy:	56.2% (December 31, 2011)
(1)
The Original Balance and Cut-off Date Balance of $75.0 million represent the controlling Note A-1 of the $150.0 million Canyon Ranch Portfolio Loan Combination evidenced by three pari passu notes. The pari passu companion loans are comprised of the non-controlling Note A-2 and Note A-3, each with an aggregate original principal balance of $75.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)
The lockout period will be at least 24 payments beginning with and including the first payment date of October 1, 2014.  Defeasance of the full $150.0 million Canyon Ranch Portfolio Loan Combination is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) October 1, 2018.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	DSCR, LTV, Debt Yield and Balance/Room calculations are based on the aggregate Canyon Ranch Portfolio Loan Combination.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the underwritten NOI DSCR and underwritten NCF DSCR are 3.87x and 3.25x, respectively.
(6)
The Canyon Ranch – Tucson Property contains a total of 151 guestrooms with 14 additional rental units available for use by guests. The Canyon Ranch – Lenox Property contains a total of 126 guestrooms. Due to their all-inclusive nature, the properties can accommodate a total of 259 and 212 guests, respectively. As such, Occupancy, RevPar and ADR have been calculated according to the 471 available guest nights.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

Property Summary
Property Name	Location	Rooms(1)	Year Built / Renovated	Allocated Whole Loan Amount	Appraised Value	Occupancy(1)(2)
Canyon Ranch - Tucson	Tucson, AZ	151	1979 / 2004-2007	$94,700,461	$178,100,000	58.0%
Canyon Ranch - Lenox	Lenox, MA	126	1897,1989-1990, 2003 / 2004-2007	$55,299,539	$104,000,000	58.9%
Total / Wtd. Avg.		277		$150,000,000	$282,100,000	58.4%
(1)	Based on rent roll dated June 30, 2014.
(2)
The Canyon Ranch – Tucson Property contains a total of 151 guestrooms with 14 additional rental units available for use by guests. The Canyon Ranch – Lenox Property contains a total of 126 guestrooms. Due to their all-inclusive nature, the properties can accommodate a total of 259 and 212 guests, respectively. As such, Occupancy, RevPar and ADR have been calculated according to the 471 available guest nights.

Canyon Ranch - Tucson Property – Historical Occupancy, ADR, RevPAR(1)(2)
	Canyon Ranch - Tucson Property
Year	Occupancy	ADR	RevPAR
2011	53.7%	$454.48	$243.91
2012	52.6%	$480.85	$252.72
2013	56.1%	$489.04	$274.53
T-12 June 2014	58.0%	$506.60	$293.89
Canyon Ranch - Lenox Property– Historical Occupancy, ADR, RevPAR(1)(2)
	Canyon Ranch - Lenox Property
Year	Occupancy	ADR	RevPAR
2011	59.2%	$455.95	$269.93
2012	57.4%	$468.21	$268.56
2013	59.3%	$487.41	$289.00
T-12 June 2014	58.9%	$494.76	$291.41
(1)	Based on rent roll dated June 30, 2014.
(2)
The Canyon Ranch – Tucson Property contains a total of 151 guestrooms with 14 additional rental units available for use by guests. The Canyon Ranch – Lenox Property contains a total of 126 guestrooms. Due to their all-inclusive nature, the properties can accommodate a total of 259 and 212 guests, respectively. As such, Occupancy, RevPar and ADR have been calculated according to the 471 available guest nights.

The Loan.   The Canyon Ranch Portfolio loan (the “Canyon Ranch Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two full service hotels totaling 277 rooms located in Tucson, Arizona and Lenox, Massachusetts (the “Canyon Ranch - Tucson Property” and the “Canyon Ranch - Lenox Property”, together, the “Canyon Ranch Portfolio Properties”) with an original principal and cut-off date balance of $75.0 million. The Canyon Ranch Portfolio Loan has three pari passu notes in the aggregate principal amount of $150.0 million (the “Canyon Ranch Portfolio Loan Combination”).  The controlling note A-1 with an aggregate original balance of $75.0 million, will be included in the COMM 2014-UBS5 mortgage trust.  The Canyon Ranch Portfolio Loan has a 10-year term and is interest only for the first five years. The Canyon Ranch Portfolio Loan accrues interest at a fixed rate equal to 4.1300%. Loan proceeds, together with approximately $69.9 million in equity from the sponsor, were used to pay off and defease the existing debt of $96.5 million, pay off preferred equity of $119.4 million, to pay closing costs and fund reserves. Based on the “As-is” appraised value of $282.1 million as of June 19 and 24, 2014, the cut-off date LTV is 53.2%. Based on the “As Stabilized” appraised value of $291.5 million as of July 1, 2015, the “As Stabilized” LTV is 51.5%. The Canyon Ranch Portfolio Properties were included in the BACM 2005-2 transaction.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$75,000,000	$75,000,000	COMM 2014-UBS5	Yes
Note A-2	$45,000,000	$45,000,000	GECC	No
Note A-3	$30,000,000	$30,000,000	GECC	No
Total	$150,000,000	$150,000,000

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$150,000,000	68.2%	Loan Payoff	$96,483,970	43.9%
Sponsor Equity	$69,859,633	31.8%	Closing Costs	$3,102,874	1.4%
			Buyout of Preferred Equity	$119,408,207	54.3%
			Reserves	$864,583	0.4%
Total Sources	$219,859,633	100.0%	Total Uses	$219,859,633	100.0%

The Borrower / Sponsor.    The borrower, CR Resorts, LLC is a Delaware limited liability company structured to be bankruptcy-remote, with two independent directors.  The sponsor and the nonrecourse carve-out guarantor is CR Operating, LLC. CR Operating, LLC is owned by Crescent CR Holdings, LLC 68% (Crescent) and CR Founders, LLC 32% (Founders). Crescent is owned by a subsidiary of Barclays PLC “Barclays” and John Goff.  John Goff orchestrated the formation of Crescent REIT through a $350.0 million IPO in 1994, and its sale to Morgan Stanley in 2007 for $6.5 billion. In 2009, Barclays foreclosed on Morgan Stanley and simultaneously entered into a joint venture with Goff Capital whereby John Goff would lead the $1.5 billion company. Crescent has been invested in Canyon Ranch since 1996. The founders are the original owners Mel Zuckerman and Jerold Cohen. They maintain their day to day oversight and shared vision for Canyon Ranch with Crescent who performs the day to day duties of the controlling member.

The Properties.   The Canyon Ranch Portfolio Properties consist of two full service destination resort spas totaling 277 rooms and 471 paid guest nights, located in Tucson, Arizona and Lenox, Massachusetts. The properties were purchased and developed by co-founders Mel Zuckerman and Jerrold Cohen.  Crescent Real Estate Holdings LLC has been a part of ownership since 1996.  Both of the resorts are operated under the Canyon Ranch brand. The brand also operates; Canyon Ranch Miami Beach, Canyon Ranch at Sea and Canyon Ranch Las Vegas none of which are collateral for this loan. The Canyon Ranch operating model, does not track occupancy by the number of rooms sold, as is typical for standard hotels, but rather on the number of paid guest nights. This is due to the fact that, as an all-inclusive property, the subjects collect revenue from each individual guest rather than from each room sold. Thus, while the subjects offer a total of 277 rooms (151 at the Canyon Ranch - Tucson Property and 126 at the Canyon Ranch - Lenox Property), its supply is based on total 471 total available paying guests (259 at Tucson and 212 at Lenox). The 471 available guests figure is not related to the number of total beds in the rooms, but rather the optimum number of guests on-site utilizing the facilities, restaurants, programs, consultants and activities.  These guests could stay at Canyon Ranch or be housed in adjacent rental properties for day use.  Canyon Ranch has operated this way for 35 years.

The Canyon Ranch - Tucson Property is a 151-room (259 paid guest night) full service destination resort spa located at 8600 East Rockcliff Road in Tucson, Arizona, and is located approximately 11 miles northeast of downtown Tucson.  The location provides great privacy and creates a relaxed and secluded ambiance. The Canyon Ranch - Tucson Property has 151 rooms, but is able to accommodate 259 guests per night.  Amenities at the Canyon Ranch - Tucson Property include 13,000 sq. ft. of meeting space, a 25,000 sq. ft. club house, a 65,000 sq. ft. spa complex, a 20,000 sq. ft. health and healing center, a 17,500 sq. ft. life enhancement center, an 11,000 sq. ft. aquatic center, 4,000 sq. ft. gold performance center, three dining outlets, ranch store, seven outdoor tennis courts, an outdoor basketball court and three outdoor pools. The guestrooms are located throughout the property in guest unit complexes, each containing between one and four rooms. They are separated into six different categories including 77 deluxe rooms, 47 executive rooms, 17 haciendas, 8 casitas, the Zpad, and the Casa Grande.  There are 14 rental units that owners can rent for Canyon Ranch resort use.  Guestroom amenities include flat screen televisions, luxury Mascioni Italian linens, mini fridge, pillow menu with over 20 pillow options and desk. The Canyon Ranch - Tucson Property was originally constructed in 1979 and most recently renovated from 2004 through 2006 and in 2007 for approximately $19.4 million dollars ($73,517 per key). The renovations included updates to all the guestrooms and expansion of the Health and Healing Center. Planned capital expenditures include a room update, carpeting, vehicles, spa, and IT update for approximately $2.6 million.

The Canyon Ranch - Lenox Property is a 126-room (212 paid guest night) full service destination resort spa located at 165 Kemble Street in Lenox, Massachusetts, in a quiet, residential area removed from major highways. The three primary buildings are connected through enclosed, heated glass walkways and arranged around a pool and formal gardens.  The Canyon Ranch - Lenox Property has 126 rooms, but is able to accommodate 212 guests per night.  Amenities at the Canyon Ranch - Lenox Property include a 118,300 sq. ft. spa facility, 3,433 sq. ft. of meeting space, two dining outlets and an outdoor seasonal cafe, a medical center, a library, six gyms, an indoor and outdoor pool, tennis courts, a ropes challenge course, walking trails, a yoga studio and valet parking. Guestroom amenities include flat screen televisions, work desk and chair, upholstered chair and ottoman, mini fridge, wet-bar and marble sink and cast-iron tub in the bathrooms. Complimentary services include over 40 daily fitness classes, 15 daily outdoor activities, body composition analyses, and fitness walks.  The Canyon Ranch - Lenox Property was originally constructed in 1897.  The last major renovation was completed in 2007 for approximately $11.7 million ($92,995 per key). The renovations included updates to all guest bathrooms; replacement of all furniture, fixtures, and equipment; new bedding; updates to main pool building; and redesign of locker rooms.  Since 2005 capital expenditures have totaled $18.4 million reflecting an ongoing commitment by ownership to improve the property.  Planned

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

capital expenditures include a complete upgrade of guest room HVAC, café remodeling, IT upgrades, and facilities improvement for approximately $4.9 million.

Environmental Matters. The Phase I environmental reports dated June 25, 2014 recommended no further action at both the Canyon Ranch Portfolio  Properties.

The Market.   Canyon Ranch has many of the amenities found in traditional hotels, such as guestrooms, restaurants, and meeting space, however, these properties specifically represent a destination spa resort, selling specialized services in an “all inclusive,” multi-day stay program.  Unlike traditional hotels or resorts that often compete directly with other hotels in the local market, a destination spa caters to a much larger regional and national geographic region, and clients often have a specific reason for choosing a destination spa property (primarily, for personal health and wellness reasons).  Furthermore, a destination spa typically has no direct competitors in its neighborhood, city, county, or even state.  As a result, a typical supply, demand, and market penetration analysis as based on the identification of a “competitive set” is not applicable in evaluating the likely future performance for the overall destination spa market or the performance of an individual property.  Rather, emphasis is placed on understanding national trends in the spa and wellness industry and the property’s specific niche, and then reviewing the property’s historical performance trends to project future performance.

Canyon Ranch caters to ages 14 and older, and according to proprietary Canyon Ranch reports, Canyon Ranch – Tucson Property experiences approximately 75.7% female guests and the Canyon Ranch – Lenox Property, 81.8% female guests, which is consistent with industry averages. Usage by male guests has been increasing as wellness, healthy lifestyle and spa has become more main-stream. Additionally, Canyon Ranch has broadened their customer base by offering more male-friendly options such as the golf training center in Tucson and cross-fit activities at both properties. Average length of stay is 5.4 nights at the Canyon Ranch - Tucson Property and 3.5 at the Canyon Ranch – Lenox Property. The average age at Canyon Ranch is 52, which has been lowered by 2 years in the past several years as health and wellness becomes more of a focus earlier in life. Approximately two-thirds of guests at Canyon Ranch have been there before. Management indicated that 65% is optimal as they like to continually encourage new and younger guests. This is achieved through various forms of advertising, as well as certain programs such as ‘students stay free’ program when accompanying a full paying guest. Additionally, Canyon Ranch visits have become somewhat of a ‘rite of passage’ and can be seen by guests comprising 2, 3 and even 4 generations.

The Canyon Ranch -Tucson Property is a fly-to destination.  Approximately 95% of the property’s guests fly to the subject via Tucson International Airport (TIA) and Phoenix Sky Harbor International Airport (PHX).  Based on proprietary Canyon Ranch reports the properties’ customer base feeds primarily from Los Angeles, New York and Chicago. The per capita income of these markets is up 4.5% – 6.4% since the peak in 2008. Real disposable income in the US is up approximately 1.9%.  TIA (40 minutes from the property), provides non-stop flights to 15 cities (including Chicago and Los Angeles) by 6 airlines (including American, Delta, United and US Airways).  PHX provides service to over 80 domestic and 20 international cities (servicing over 40MM passengers in 2013).  The metro’s unemployment rate was 5.5% as of April 2014, below the national average of 6.7%, and projected to decrease to 5.2% over the forecast period.  Much of Tucson’s economic development has been centered on the development of the University of Arizona, which is currently the largest employer in the city.  Tourism is another major industry in Tucson, bringing in $2.0 billion per year and over 3.5 million visitors annually due to Tucson’s numerous resorts, hotels, and attractions. As of March 2014, hospitality was the 5th largest contributor to job growth in the metro.

The Canyon Ranch - Lenox Property is equidistant from two major metropolitan areas (Boston and New York).  The property attracts the majority of its guests from New England and the mid-Atlantic areas.  New York and Boston have seen their real personal income rise by 6.5% - 8.0% since 2008.  The property is located in Lenox, MA part of Berkshire County, which attracts 2.5MM visitors each year to enjoy the cultural, historic and natural venues.  Hospitality, Arts, Culture & Tourism continue to play a large role in the Berkshire economy, with Hospitality & Tourism projected to grow at 3.7% per year and Arts, Recreation & Entertainment at 3.7% per year for the next 5 years.  The Berkshires is internationally recognized for having some of the finest cultural offerings including Tanglewood (the summer home of the Boston Symphony Orchestra), Jacob’s Pillow, Mass MOCA, Hancock Shaker Village, Berkshire Museum, the Mahaiwe Theatre, Barrington State Company, Shakespeare & Company, and the Clark Art Museum.  Visitors also enjoy skiing, hiking, snow shoeing and views of peak fall foliage. Lenox is the home of Tanglewood, which attracts over 300,000 visitors each summer.  Other local day spas & resorts include the Cranwell Resort and the Wyndham Bentley Brook, which are focused more on traditional vacation / group business offerings and do not offer the all-inclusive, health and fitness focus that is the focus of Canyon Ranch.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

Primary Competitive Set(1)
Property	# of Rooms	Sales Date	Sales Price	Reported Cap Rate	Price / Room	NOI / Room
Canyon Ranch Portfolio Properties	277	NAP	$282,100,000	7.0%	$969,416	$67,859
St. Regis Monarch Beach	400	May-14	$318,000,000	4.0%	$795,000	$31,800
South Beach Calistoga Ranch	145	Dec-13	$50,950,000	6.8%	$351,379	$23,894
Calistoga Ranch	48	Nov-13	$55,000,000	2.9%	$1,145,833	$33,229
Southernmost Hotel	261	Sep-13	$184,500,000	6.5%	$706,897	$45,948
Andaz Napa	141	Sep-13	$72,000,000	5.1%	$510,638	$26,043
Total/ Wtd Average	1,272		$136,090,000	5.1%	$701,949	$32,183
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W per Room
Occupancy(1)	56.2%	54.8%	57.6%	58.4%	58.4%
ADR(1)	$455.14	$475.16	$488.31	$501.27	$501.27
RevPAR(1)	$255.62	$259.85	$281.04	$292.77	$292.77

Room Revenue	$43,944,998	$44,672,226	$48,315,230	$50,331,693	$50,331,693	$181,703
F&B Revenue	648,291	595,270	663,903	644,013	644,013	2,325
Other Revenue	43,480,776	43,864,692	46,293,785	47,395,485	47,395,485	171,103
Total Revenue	$88,074,065	$89,132,188	$95,272,918	$98,371,191	$98,371,191	$355,131
Operating Expenses	$54,859,802	$55,655,110	$57,877,169	$61,153,957	$61,153,957	220,772
Undistributed Expenses	$11,082,651	$11,531,478	$12,530,484	$10,929,506	$11,021,235	39,788
Gross Operating Profit	$22,131,612	$21,945,600	$24,865,265	$26,287,727	$26,195,999	$94,570
Total Fixed Charges	$1,694,845	$1,880,405	$1,846,292	$1,875,819	$1,875,819	6,772
Net Operating Income	$20,436,767	$20,065,195	$23,018,973	$24,411,908	$24,320,180	$87,798
FF&E	0	0	0	0	3,934,848	14,205
Net Cash Flow	$20,436,767	$20,065,195	$23,018,973	$24,411,908	$20,385,332	$73,593
(1)
The Canyon Ranch – Tucson Property contains a total of 151 guestrooms with 14 additional rental units available for use by guests. The Canyon Ranch – Lenox Property contains a total of 126 guestrooms. Due to their all-inclusive nature, the properties can accommodate a total of 259 and 212 guests, respectively. As such, Occupancy, RevPar and ADR have been calculated according to the 471 available guest nights.

Property Management.    The Canyon Ranch Portfolio Properties are managed by ZC Management, L.L.C., a borrower affiliate.

Lockbox / Cash Management.    The Canyon Ranch Portfolio Loan is structured with a soft lockbox and springing cash management. All rents and other gross revenue are required to be deposited by the borrower or manager into a depository account.  Upon the occurrence of an event of default or a Debt Service Coverage Trigger (as defined herein), funds will be transferred into the lockbox account and disbursed in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or upon the occurrence of a Debt Service Coverage Trigger. A “Debt Service Coverage Trigger” will commence (i) during the interest only period, if the assumed debt service coverage is less than 1.25x based on the most recent twelve month period and an assumed 30-year amortization schedule and (ii) at all times after the interest only period, if the debt service coverage is less than 1.25x based on the most recent twelve month period and an assumed 30-year amortization schedule.

Initial Reserves.    At closing, the borrowers deposited (i) $559,583 into a tax reserve account and (ii) $305,000 into an insurance reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 4.0% of the prior month’s gross revenues into a monthly FF&E reserve account, (ii) $102,500 into a tax reserve account and (iii) $42,917 into an insurance reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Tucson, AZ and Lenox, MA	Collateral Asset Summary – Loan No. 2 Canyon Ranch Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 53.2% 2.34x 16.2%

FLOWING WELLS
Tucson Mall
CATALINA FOOTHILLS
Canyon Ranch - Tucson
E CATALINA HWY
TANQUE VERDE
Tucson Medical Center
E GRANT RD
Tucson
Pima Community College-Downtown
Pima Community College-West
University of Arizona
DOWNTOWN
El Con Mall
E BROADWAY BLVD
Park Place
South Tucson
210
E GOLF LINKS RD
Kino Sports Complex
DAVIS-MONTHAN AIR FORCE BASE
Pima Community College-East
W AJO HWY
10
19
Pima Community College-Desert Vista
TUCSON INT'L AIRPORT
E VALENCIA RD

NEW HAMPSHIRE
Troy
787
Albany
90
Adams
20
91
Greenfield
Athol
Gardner
NEW YORK
Lanesborough
Pittsfield
MASSACHUSETTS
Sunderland
Hubbardston
87
Lenox
Canyon Ranch - Lenox
Williamsburg
Amherst
Ghet
Lee
Northampton
Hudson
Easthampton
Ware
7
Spencer
Holyoke
Great Barrington
Chicopee
Springfield
84
CONNECTICUT
CARTIFACT

Canyon Ranch Portfolio

	Property Name	Address	City/State	Zip Code
1	Canyon Ranch Tucson	8600 East Rockcliff Road	Tucson, AZ	85750
2	Canyon Ranch Lenox	165 Kemble Street	Lenox, MA	01240

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Michael Goldberg; Steven Goldberg; Neil Goldberg
Borrower:	Suffern CDC, LLC
Original Balance:	$65,000,000
Cut-off Date Balance:	$64,892,075
% by Initial UPB:	4.6%
Interest Rate:	4.5785%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	300 Months
Additional Debt:	None
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$1,292,100	$122,492
Insurance:	$112,533	$22,507
TI/LC:	$0	Springing
Replacement:	$0	$7,443

Financial Information
Cut-off Date Balance / Sq. Ft.:	$73
Balloon Balance / Sq. Ft.:	$54
Cut-off Date LTV:	63.6%
Balloon LTV:	46.9%
Underwritten NOI DSCR:	1.91x
Underwritten NCF DSCR:	1.83x
Underwritten NOI Debt Yield:	12.9%
Underwritten NCF Debt Yield:	12.3%
Underwritten Balloon NOI Debt Yield:	17.5%
Underwritten Balloon NCF Debt Yield:	16.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse/Distribution
Collateral(3):	Fee Simple
Location:	Suffern, NY
Year Built / Renovated:	1976 / 2013-2014
Total Sq. Ft.:	893,127
Property Management:	Bar Advertising Co. No. 2, L.P.
Underwritten NOI(4):	$8,358,562
Underwritten NCF:	$8,001,311
Appraised Value:	$102,000,000
Appraisal Date:	June 6, 2014

Historical NOI
Most Recent NOI(4):	$3,224,731 (T-12 May 31, 2014)
2013 NOI:	$3,149,802 (December 31, 2013)
2012 NOI(5):	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (June 23, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
(1)	Partial release is permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The borrower conveyed the fee simple interest in the 30 Dunnigan Property to the County of Rockland Industrial Development Agency (“IDA”) in order to qualify for tax abatements and simultaneously entered into a lease with the IDA and retained the leasehold interest. The PILOT agreement is scheduled to expire in 2027 and may be terminated by the borrower at any time. The 30 Dunnigan Loan is secured by both the fee simple interest and the borrower’s overlapping leasehold interest. See “IDA PILOT” herein.

(4)
The increase from Most Recent NOI to Underwritten NOI is primarily a result of (i) Raymour & Flanigan executing a 15-year lease in July 2014 with a base rent of $10.00 PSF and (ii) Par Pharmaceuticals executing a 10-year lease amendment in January 2014 to increase its base rent to $10.00 PSF from $4.50 PSF. Prior to Raymour & Flanigan executing a 15-year lease, Dressbarn remained in occupancy of approximately 91,000 sq. ft. of office space and 33,000 sq. ft. of storage space until May 30, 2014.

(5)	The 30 Dunnigan Property was acquired in 2012. As a result, 2012 NOI is not available.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Raymours Furniture Company, Inc. d/b/a Raymour & Flanigan(1)	NR/NR/NR	703,554	78.8%	$10.00	78.8%	7/31/2029
Par Pharmaceutical, Inc.(2)	NR/NR/NR	189,573	21.2%	$10.00	21.2%	1/31/2024
Total Occupied Collateral		893,127	100.0%	$10.00	100.0%
Vacant		0	0.0%
Total		893,127	100.0%

(1)
The 30 Dunnigan Loan is structured with reserve collections and a cash flow sweep related to Raymour & Flanigan’s financial performance and occupancy. See “Ongoing Reserves” herein. Michael Goldberg, Steven Goldberg and Neil Goldberg, senior executives of Raymour & Flanigan, are the sponsors and non-recourse carve-out guarantors of the 30 Dunnigan Loan.

(2)
The 30 Dunnigan Loan is structured with reserve collections starting 18 months prior to the lease expiration unless Par Pharmaceutical renews or extends its lease at least three years past the maturity date of the 30 Dunnigan Loan. See “Ongoing Reserves” herein.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024(1)	1	189,573	21.2%	189,573	21.2%	$10.00	21.2%	21.2%
Thereafter(2)	1	703,554	78.8%	893,127	100.0%	$10.00	78.8%	100.0%
Vacant	NAP	0	0.0%	893,127	100.0%	NAP	NAP
Total / Wtd. Avg.	2	893,127	100.0%			$10.00	100.0%

(1)
Par Pharmaceutical’s lease expires in January 2024. The 30 Dunnigan Loan is structured with reserve collections starting 18 months prior to the lease expiration unless Par Pharmaceutical renews or extends its lease at least three years past the maturity date of the 30 Dunnigan Loan. See “Ongoing Reserves” herein.

(2)
Raymour & Flanigan’s lease expires in July 2029. The 30 Dunnigan Loan is structured with reserve collections and a cash flow sweep related to Raymour & Flanigan’s financial performance and occupancy. See “Ongoing Reserves” herein. Michael Goldberg, Steven Goldberg and Neil Goldberg, senior executives of Raymour & Flanigan, are the sponsors and non-recourse carve-out guarantors of the 30 Dunnigan Loan.

The Loan.  The 30 Dunnigan loan (the “30 Dunnigan Loan”) is a fixed rate loan secured by the overlapping fee simple and leasehold interests in an 893,127 sq. ft. warehouse distribution facility located in Suffern, New York (the “30 Dunnigan Property”) with an original principal balance of $65.0 million. The 30 Dunnigan Loan has a 10-year term and amortizes on a 25-year schedule. The 30 Dunnigan Loan accrues interest at a fixed rate equal to 4.5785% and has a cut-off balance of approximately $64.9 million. Loan proceeds were used to retire existing debt of approximately $32.1 million, fund reserves of approximately $1.4 million, pay closing costs and return approximately $30.8 million of equity to the sponsor. Based on the appraised value of $102.0 million as of June 6, 2014, the cut-off date LTV ratio is 63.6% with an implied equity of $37.0 million. The most recent financing of the 30 Dunnigan Loan was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$65,000,000	100.0%	Loan Payoff	$32,057,373	49.3%
			Reserves	$1,404,633	2.2%
			Closing Costs	$696,725	1.1%
			Return of Equity	$30,841,268	47.4%
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%

The Borrower / Sponsor.  The borrower, Suffern CDC, LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Michael Goldberg, Steven Goldberg and Neil Goldberg.

The Goldberg family has owned and operated Raymour & Flanigan Furniture since its founding in 1947. Current CEO and President Neil Goldberg joined the family business in 1972 and was later joined by Steven Goldberg and Michael Goldberg in 1979 and 1981, respectively. Collectively, Michael Goldberg, Steven Goldberg and Neil Goldberg serve as the senior executives at Raymour & Flanigan and oversee the operation of over 11.0 million sq. ft. of commercial real estate. See “Tenancy” below for more information on Raymour & Flanigan.

The Property.  The 30 Dunnigan Property is an 893,127 sq. ft. warehouse distribution facility located in Suffern, New York. Constructed in 1976, the 30 Dunnigan Property consists of 881,127 sq. ft. of warehouse space as well as 12,000 sq. ft. of office space and offers 32 ft. clear ceiling heights, 35x55 ft. column spacing, 81 loading docks, two drive-in doors and 25 trailer parking stalls. The 30 Dunnigan Property is located in Rockland County, NY, approximately 15.0 miles north of New York City, 40.7 miles north of the Port Newark Container Terminal and one mile north of the New York / New Jersey border. Nearby transportation routes include Interstate 87, Interstate 287, State Route 59, State Route 89 and the Garden State Parkway, all of which are located within 2.0 miles of the 30 Dunnigan Property. The New York State Thruway (Interstate 87 and Interstate 287) is located adjacent to the 30 Dunnigan Property and offers access to Connecticut, Massachusetts, New Jersey and Pennsylvania as well as the Canadian province of Ontario. The Garden State Parkway is the longest highway in New Jersey and is ranked among the top five busiest toll roads in North America. Additionally, the 30 Dunnigan Property is also served by an active Norfolk Southern rail line.

Since acquiring the 30 Dunnigan Property for $40.0 million in 2012, the sponsors have committed approximately $24.6 million in capital expenditures to replace the roof, construct additional loading docks and optimize the office space formerly occupied by Dress Barn and Xerox for warehouse use. Approximately $17.6 million of renovations have been completed and the remaining $7.0 million has been guaranteed by the sponsors to be completed by September 30, 2015. In addition to the sponsors’ capital expenditures, Raymour & Flanigan has invested approximately $7.5 million to install equipment, including a $2.9 million racking system for inventory storage. Collectively, approximately $32.2 million have been committed to renovations at the 30 Dunnigan Property.

Capital Improvements(1)
Sponsor Capital Expenditures(2):
Building Improvements	$7,450,890
Roof Replacement	$6,300,000
Warehouse Conversion	$10,881,619
Subtotal:	$24,632,509

Raymour & Flanigan Tenant Improvements	$7,521,566

Total:	$32,154,075
(1)	Estimates as provided by the borrower.
(2)	Approximately $17.6 million of renovations have been completed and the remaining $7.0 million has been guaranteed by the sponsors to be completed by September 30, 2015.

Environmental Matters. The Phase I environmental report dated July 24, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the 30 Dunnigan Property, which is currently in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

Tenancy.

Raymours Furniture Company, Inc. (703,554 sq. ft.; 78.8% of NRA; 78.8% of U/W Base Rent) Founded in 1947, Raymours Furniture Company, Inc. (“Raymour & Flanigan”) is an American furniture retail chain headquartered in Liverpool, NY.  Raymour & Flanigan operates 92 full-line showrooms, 11 clearance centers, 15 customer service centers and four distribution centers, serving customers in seven states: Connecticut, Delaware, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island. According to Furniture Today, Raymour & Flanigan was the fourth-largest conventional furniture and mattress retailer in the United States with over $1.0 billion in sales in 2013.

The 30 Dunnigan Property serves as Raymour & Flanigan’s primary customer distribution center for the New York, New Jersey and Connecticut region, and the initial drop off point for all inventory arriving at Port Newark Container Terminal, which is approximately 40.7 miles from the 30 Dunnigan Property. The 30 Dunnigan Property is located within one mile of Interstate 87 and Interstate 287, which allows Raymour & Flanigan to distribute to five customer service centers located in Long Island, Queens, Southern Connecticut and Northern New Jersey. In addition to supporting customer service centers, this location directly serves the immediate southeastern New York State and Northern New Jersey population by delivering furniture to customers’ homes. Prior to its occupancy at the 30 Dunnigan Property, Raymour & Flanigan only operated one distribution center in Syracuse, New York. As such, according to Raymour & Flanigan, the location has become a critical distribution center, resulting in an estimated annual savings of $4.0 million in transportation costs. Within a 50-mile radius of the 30 Dunnigan Property, there are approximately 40 Raymour & Flanigan stores.

Raymour & Flanigan has invested approximately $7.5 million to install equipment, including a $2.9 million racking system for inventory storage. Raymour & Flanigan executed a 15-year lease at the 30 Dunnigan Property, which commenced on July 31, 2014 and will expire on July 31, 2029. Base rent commenced in August 2014 at a rental rate of $10.00 PSF. There are no termination options.

Par Pharmaceutical, Inc. (189,573 sq. ft.; 21.2% of NRA; 21.2% of U/W Base Rent) Founded in 1978, Par Pharmaceutical, Inc. (“Par Pharmaceutical”) develops, manufactures, markets and distributes pharmaceutical drugs. Par Pharmaceutical produces both generic and proprietary pharmaceuticals and is the fifth-largest generic drug company in the United States. The company has revenues greater than $1.0 billion, employs nearly 1,600 individuals and has more than 100 products in active development and more than 90 awaiting FDA approval.

Since 2002, Par Pharmaceutical has utilized its space at the 30 Dunnigan Property to store both raw materials and manufactured drugs. The location serves as Par Pharmaceutical’s only distribution facility that receives inbound shipments of raw materials and is located less than 8.5 miles from Par Pharmaceutical’s manufacturing facility in Spring Valley, New York. Since taking occupancy at the 30 Dunnigan Property in 2002, Par Pharmaceutical has built its space to include a concrete vault to store high-risk drugs as determined by FDA regulations, temperature controlled storage facilities, a racking system and an emergency power generator.

Par Pharmaceutical executed a 10-year lease amendment at the 30 Dunnigan Property, which commenced on January 17, 2014 and will expire on January 31, 2024. Base rent commenced in February 2014 at a rental rate of $10.00 PSF with contractual annual increases of 3.0% beginning in February 2016. There are no termination options.

The Market.  The 30 Dunnigan Property is located in Suffern, NY within Rockland County, approximately 15.0 miles north of New York City, 40.7 miles north of the Port Newark Container Terminal and one mile north of the New York / New Jersey border. The region is an intermodal transportation center with railway services, ferry services, bus services, as well as interstate access. In June 2014, Rockland County reported an unemployment rate of 4.9%, which was below New York State’s unemployment of 6.6%. The 2013 population within a three-mile radius of the 30 Dunnigan Property is 60,052 with a median household income of $83,794.

Situated on the border of New Jersey and New York, the 30 Dunnigan Property is located within the Northern New Jersey industrial market. As of Q1 2014, the Northern New Jersey industrial market contained approximately 746.3 million sq. ft. with a vacancy rate of 8.1%, which is lower than the ten-year average of 8.4%. The 30 Dunnigan Property is also located within the Ramapo industrial submarket. As of Q1 2014, the Ramapo submarket contained approximately 3.7 million sq. ft. with a vacancy rate of 1.6%, which is lower than the ten-year average of 2.9%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

The appraiser analyzed a set of four comparable leases with triple net rents ranging from $8.00 to $12.24 PSF and concluded a market base rent of $10.00 PSF and vacancy of 5.0%. Underwritten base rent at the 30 Dunnigan Property is $10.00 PSF, which is in-line with the appraiser’s concluded market base rent of $10.00 PSF. The chart below summarizes the comparable set as determined by the appraiser.

Comparable Set(1)
Building	Location	Lease Area (Sq. Ft.)	Year Built	Tenant	Annual Base Rent PSF
30 Dunnigan Property	Suffern, NY	893,127	1976	Raymour & Flanigan	$10.00
Prologis Ports	Jersey City, NJ	878,564	2014	Imperial Bag & Paper	$8.00
Prologis Ports	Jersey City, NJ	878,564	2014	Peapod	$8.70
300 River Park	North Reading, MA	208,912	1992	Kiva Systems Inc	$11.67
Pappas	Boston, MA	360,000	1960	WB Mason	$12.24
Total/Wtd. Avg.(2)		2,326,040			$9.25
(1)	Source: Appraisal.
(2)	Total/Wtd. Avg. does not include the 30 Dunnigan Property.

Cash Flow Analysis.

Cash Flow Analysis
	2013	T-12 5/31/2014	U/W	U/W PSF
Base Rent(1)	$3,008,081	$3,317,082	$8,931,270	$10.00
Value of Vacant Space	0	0	0	0.00
Gross Potential Rent	$3,008,081	$3,317,082	$8,931,270	$10.00
Total Recoveries	2,033,974	2,092,324	2,481,710	2.78
Total Other Income	554,996	463,130	525,951	0.59
Less: Vacancy(2)	0	0	(570,649)	(0.64)
Effective Gross Income	$5,597,051	$5,872,536	$11,368,282	$12.73
Total Operating Expenses	2,447,249	2,647,805	3,009,720	3.37
Net Operating Income	$3,149,802	$3,224,731	$8,358,562	$9.36
TI/LC	0	0	267,938	0.30
Capital Expenditures	0	0	89,313	0.10
Net Cash Flow(3)	$3,149,802	$3,224,731	$8,001,311	$8.96
(1)
The increase from T-12 to U/W Base Rent is primarily due to (i) Raymour & Flanigan executing a 15-year lease in July 2014 with a base rent of $10.00 PSF and (ii) Par Pharmaceuticals executing a 10-year lease amendment in January 2014 to increase its base rent to $10.00 PSF from $4.50 PSF. Prior to Raymour & Flanigan executing a 15-year lease, Dressbarn remained in occupancy of approximately 91,000 sq. ft. of office space and 33,000 sq. ft. of storage space until May 30, 2014.

(2)
U/W Vacancy represents 5.0% of Gross Potential Rent and Total Recoveries, which is in-line with the appraiser’s concluded vacancy. The 30 Dunnigan Property is currently 100.0% occupied by Raymour & Flanigan and Par Pharmaceuticals on long-term leases which expire in July 2029 and January 2024, respectively.

(3)	The U/W Net Cash Flow does not reflect the reduced taxes that will be paid under the IDA PILOT agreement. See “IDA PILOT” herein.

Property Management.    The 30 Dunnigan Property is managed by Bar Advertising Co. No. 2, L.P., a borrower affiliate.

Lockbox / Cash Management.    The 30 Dunnigan Loan is structured with a hard lockbox and springing cash management. The borrower sent tenant direction letters to the tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. In place cash management is required upon a Cash Management Period (as defined below). A full excess cash flow sweep will occur upon (i) an event of default or (ii) a Lease Sweep Period (as defined below).

A “Cash Management Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower or the guarantor, (iii) the failure of the borrower after the end of any calendar quarter to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.20x or (iv) the occurrence of a Lease Trigger Period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

A “Lease Sweep Period” will occur upon (i) the termination of the Raymour & Flanigan lease, (ii) a bankruptcy action of Raymour & Flanigan, (iii) the date Raymour & Flanigan gives notice of its intent to terminate its lease or (iv) the failure of Raymour & Flanigan to pay rent within 30 days of the due date under its lease.

Initial Reserves.    At closing, the borrower deposited (i) $1,292,100 into a tax reserve account and (ii) $112,533 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $122,492, (ii) 1/12 of the required insurance premiums, which currently equates to $22,507, and (iii) $7,443 ($0.10 PSF annually) into a replacement reserve account, subject to a cap of $357,251. The borrower is required to make monthly deposits of $22,328 into the rollover reserve account if Raymour & Flanigan reports a net income less than $20.0 million for any calendar year. Additionally, the borrower is required to make monthly deposits of $74,427 into the rollover reserve account 18 months prior to the expiration date of the Par Pharmaceutical lease unless Par Pharmaceutical renews or extends its lease for at least three years past the maturity date of the 30 Dunnigan Loan.

Partial Release.    The borrower may obtain the release of a vacant, non-income producing portion of the 30 Dunnigan Property (which parcel was not included in the appraised value), without payment of a release price, provided, among other things, the 30 Dunnigan Property will comply with all applicable zoning by-laws and ordinances following the release and the LTV ratio of the remaining property satisfies REMIC requirements.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

IDA PILOT.   In connection with the 2012 acquisition of the 30 Dunnigan Property, the County of Rockland Industrial Development Agency (“IDA”) entered into a payment in-lieu-of tax (“PILOT”) agreement with the borrower for ten years commencing in the 2014/2015 tax year. In order to qualify for the benefits under the PILOT agreement, the borrower conveyed the fee interest in the 30 Dunnigan Property to the IDA and simultaneously entered into a lease with IDA and retained the leasehold interest. The lease between the borrower and the IDA expires on December 31, 2027, at which time the 30 Dunnigan Property will be re-conveyed to the borrower. The borrower may terminate the lease at any time and purchase the fee interest in the 30 Dunnigan Property for $1.00. The U/W cash flow does not reflect the reduced taxes that will be paid under the IDA PILOT agreement. The 30 Dunnigan Loan is secured by both the IDA’s fee simple interest and the borrower’s overlapping leasehold interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Dunnigan Drive Suffern, NY 10901	Collateral Asset Summary – Loan No. 3 30 Dunnigan	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,892,075 63.6% 1.83x 12.9%

CARTIFACT
30 Dunnigan
30 Dunnigan Drive
Suffern, NY 10901
Suffern
Monsey
Spring Valley
Nanuet
Pearl River
West Haverstraw
Haverstraw
New City
Sterling Forest
Hudson River
Ossining
Tarrytown
Greenburgh
White Plains
Scarsdale
Ringwood
Mahwah
Ramsey
Oakland
NEW YORK
NEW JERSEY
Franklin Lakes
Pompton Lakes
Waldwick
Wyckoff
Hillsdale
Westwood
Ridgewood
Glen Rock
Hawthorne
Paramus
Dumont
Pequannock
Wayne
Fair Lawn
New Milford
River Edge
Bergenfield
Tenafly
Lincoln Park
Paterson
Elmwood Park
Saddle Brook
Teaneck
Englewood
Yonkers
Dobbs Ferry
Eastchester
New Rochelle
Mount Vernon
Totowa
West Paterson
Garfield
Lodi
Hackensack
Ridgefield Park
Fort Lee
Little Falls
Clifton
Passaic
Hasbrouck Heights
Wallington
Little Ferry
BRONX
West Caldwell
Cedar Grove
Verona
Montclair
Nutley
Rutherford
Ridgefield
Cliffside Park
Bloomfield
Fairview
Belleville
Lyndhurst
North Bergen
West New York
West Orange
Livingston
North Arlington
Union City
New York
LAGUARDIA
International Airport
Flushing
East Orange
Secaucus
Long Island City
Orange
Weehawken
South Orange
Kearny
Hoboken
Millburn
Maplewood
Harrison
QUEENS
Irvington
Jersey City
MANHATTAN
Union
Springfield
Hillside
NEWARK
International Airport
Jamaica
Newark
Bayonne
BROOKLYN
Roselle Park
Cranford
Westfield
Roselle
JFK
International Airport
Linden
STATEN ISLAND
Far Rockaway
Raymour & Flanigan Furniture Locations

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Joseph K. Paul; Jay Paul Revocable Living Trust
Borrower:	TSRB Property LLC
Original Balance:	$64,000,000
Cut-off Date Balance:	$64,000,000
% by Initial UPB:	4.5%
Interest Rate:	4.4234%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization(1):	Interest only for first 60 months; 360 months thereafter
Additional Debt(2):	$10.0 Million Mezzanine Loan; Future Junior Mezzanine Debt Permitted
Call Protection:	L(24), D(89), O(7)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$505,772	$63,222
Insurance:	$0	Springing
Replacement:	$0	$3,279
Lease Sweep Reserve:	$0	Springing

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.(4):	$325	$376
Balloon Balance / Sq. Ft.(4):	$301	$348
Cut-off Date LTV:	68.1%	78.7%
Balloon LTV:	63.0%	72.8%
Underwritten NOI DSCR(5):	1.50x	1.15x
Underwritten NCF DSCR(5):	1.49x	1.14x
Underwritten NOI Debt Yield:	8.7%	7.5%
Underwritten NCF Debt Yield:	8.7%	7.5%
Underwritten NOI Debt Yield at Balloon:	9.4%	8.1%
Underwritten NCF Debt Yield at Balloon:	9.4%	8.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office
Collateral:	Fee Simple
Location:	San Diego, CA
Year Built / Renovated:	2009 / NAP
Total Sq. Ft.:	196,734
Property Management:	Paul Holdings, Inc.; CBRE Inc.
Underwritten NOI:	$5,576,847
Underwritten NCF:	$5,537,500
Appraised Value:	$94,000,000
Appraisal Date:	June 4, 2014

Historical NOI(4)
2013 NOI:	$5,657,530 (December 31, 2013)
2012 NOI:	$4,663,517 (December 31, 2012)
2011 NOI:	$1,258,271 (December 31, 2011)

Historical Occupancy
Current Occupancy:	100.0% (September 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
Following an initial 60-month interest only period from the first payment date, the Summit Rancho Bernardo Loan is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H to this free writing prospectus.

(2)	See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)
Cut-off Date Balance/Sq. Ft. and Balloon Balance/Sq. Ft. are based on 196,734 square feet which does not include a 6,720 square foot ancillary building at the property. Information on the ancillary building is explained in more detail in the collateral description.

(5)
Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.94x and 1.93x, respectively and 1.44x and 1.43x, respectively, for the total debt.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(3)
Nokia, Inc.(2)	AA+/Aaa/AAA	196,734	100.0%	$29.21	100.0%	8/31/2020
Total Occupied Collateral		196,734	100.0%	$29.21	100.0%
Vacant		0	0.0%
Total		196,734	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	The tenant at the Summit Rancho Bernardo Property is Nokia, Inc., which is an indirectly wholly owned subsidiary of Microsoft Corporation.
(3)
Nokia, Inc. has the right to terminate its Lease in August 2017, upon not less than 6 months’ notice and payment of a termination fee equal to any unamortized rent abatements, tenant improvements or leasing costs, currently estimated to be approximately $13.3 million ($68 PSF). Nokia, Inc. has two options to renew the term of its lease, for 5 years each, at 95% of fair market value.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling(1)	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	1	196,734	100.0%	196,734	100.0%	$29.21	100.0%	100.0%
2021	0	0	0.0%	196,734	100.0%	$0.00	0.0%	100.0%
2022	0	0	0.0%	196,734	100.0%	$0.00	0.0%	100.0%
2023	0	0	0.0%	196,734	100.0%	$0.00	0.0%	100.0%
2024	0	0	0.0%	196,734	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	196,734	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	196,734	100.0%	NAP	NAP
Total / Wtd. Avg.	1	196,734	100.0%			$29.21	100.0%
(1)
Nokia, Inc. has the right to terminate its Lease in August 2017, upon not less than 6 months’ notice and payment of a termination fee equal to any unamortized rent abatements, tenant improvements or leasing costs, currently estimated to be approximately $13.3 million ($68 PSF). Nokia, Inc. has two options to renew the term of its Lease, for 5 years each, at 95% of fair market value.

The Loan.    The Summit Rancho Bernardo loan (the “Summit Rancho Bernardo Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 196,734 sq. ft., Class A office building located at 16620 West Bernardo Drive in San Diego, California (the “Summit Rancho Bernardo Property”) with an original principal balance of $64.0 million. The Summit Rancho Bernardo Loan has a 10-year term with an initial 60-month interest-only period and is structured with a fixed amortization schedule based on an effective 360-month amortization schedule. The Summit Rancho Bernardo Loan accrues interest at a fixed rate equal to 4.4234% and has a cut-off date balance of $64.0 million. Loan proceeds were used to refinance previous debt of approximately $66.3 million, fund upfront reserves of approximately $505,772 and pay closing costs of approximately $304,795 giving the sponsor a return of equity of approximately $6.9 million. Based on the “As-is” appraised value of $94.0 million as of June 4, 2014, the “As-is” cut-off date LTV ratio is 68.1% and the remaining implied equity is $20.0 million. The most recent prior financing of the Summit Rancho Bernardo Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$64,000,000	86.5%	Loan Payoff	$66,296,403	89.6%
Mezzanine Debt	$10,000,000	13.5%	Reserves	$505,772	0.7%
			Closing Costs	$304,795	0.4%
			Return of Equity	$6,893,030	9.3%
Total Sources	$74,000,000	100.0%	Total Uses	$74,000,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

The Borrower / Sponsor.    The borrower, TSRB Property LLC, is a single purpose Delaware limited company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor are Joseph K. Paul (individually) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of 8 million square feet of institutional quality space and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over 5.0 million square feet of LEED Certified office space throughout its portfolio.

The Property.    The Summit Rancho Bernardo Property is a five-story, 196,734 square foot, LEED certified Gold, Class A office building located in Rancho Bernardo, a master planned community within the City of San Diego, California. The Summit Rancho Bernardo Property is located on a corporate campus along the Interstate-15 business corridor.

The Summit Rancho Bernardo Property also includes a 6,720 square foot ancillary building which includes R&D and radio frequency testing facilities. There is no base rent associated with the ancillary building. The Summit Rancho Bernardo Property’s additional amenities include a fitness center, cafeteria, outdoor volleyball court, basketball court and a perimeter walking trail for the tenant’s benefit. There are 722 surface parking spaces at the Summit Rancho Bernardo Property providing a ratio of 3.7 spaces per 1,000 square feet, and an easement is in place with the adjacent parcel to provide an additional 83 parking spaces. Ingress and egress is served by West Bernardo Drive and the new Interstate-15 bypass express off-ramp.  The Summit Ranch Bernardo Property is subject to a geological conditions restriction related to slope stability on certain portions of the property.  See “Risk Factors—Risks Related to the Mortgage Loans—Risks Related to Zoning Laws” in the Free Writing Prospectus.

The Summit Rancho Bernardo Property was developed by the sponsor in 2009 for a total cost basis of $87.6 million ($445 PSF).  The sponsor provided tenant improvements of approximately $15.7 million ($80 PSF) and an additional $2.0 million ($10 PSF) to construct the ancillary building, while the tenant invested an additional $3.0 million ($15 PSF) into its demised premises. Shortly after development, the entire Summit Rancho Bernardo Property was leased to Nokia, Inc. through August 31, 2020.  At the time the lease was signed, Nokia, Inc. was a wholly owned subsidiary of Nokia Corporation (“Nokia”).  In April 2014, Microsoft Corporation indirectly acquired the Nokia tenant. Consequently, while Nokia, Inc. remains the tenant under the lease, the ultimate owner of the tenant is now Microsoft Corporation. Microsoft has indicated that as a result of company reorganization, it plans to eliminate approximately 378 (of the estimated 800 employees that work at the Summit Rancho Bernardo Property) but that the facility will remain open.

Environmental Matters.    The Phase I report dated June 2, 2014 recommended no further action at the Summit Rancho Bernardo Property.

Major Tenants.    The Summit Rancho Bernardo Property is entirely leased to Nokia, Inc. The guarantor of the lease is Nokia Corporation (the prior parent company of Nokia, Inc.) which is rated Ba2/BB by Moody’s/S&P. The Summit Rancho Bernardo Property is currently used as a “North American Product Center” for support of specific U.S. requirements of the handheld devices group and is the tenant’s largest site in the United States. On-site company functions include software development, research and product development, marketing and other corporate functions. The tenant has two five-year renewal options (each at 95% of fair market value), and has the right to terminate the lease in August 2017 upon providing not less than six months prior notice and paying a termination fee equal to any unamortized rent abatements, tenant improvements or leasing costs, currently estimated to be approximately $13.3 million ($68 PSF).

Nokia, Inc. (196,734 square feet 100.0% NRA, 100.0% of U/W Base Rent). Microsoft Corporation (NASDAQ: MSFT), rated AA+/Aaa/AAA by Fitch/Moody’s/S&P, now the parent of Nokia, Inc., is a global technology company that specializes in developing, licensing, and supporting a wide range of software products and services. The Washington-based company operates in 5 segments: Windows Division, Server and Tools, Online Services Division, Microsoft Business Division, and Entertainment and Devices Division. Microsoft Corporation had a market cap of $367.8 billion as of July 2014.

The Market.    San Diego is the second most populous county in California with approximately 3.2 million residents and San Diego’s economy is largely supported by three major industries: defense contracting, tourism, and technology production. Between 2002 and 2012, the region averaged 2.1% annual growth in Gross Metro Product (GMP), higher than the 1.6% average annual growth exhibited by the United States over the same time period.

The Interstate-15 corridor, located between the coastal and inland markets, has large footprints of companies including Sony Electronics, Geico Insurance, General Atomics, Microsoft Corporation (formerly Nokia), Hewlett Packard, Northrop Grumman, and JP Morgan Chase. The Summit Rancho Bernardo Property is located 15 to 20 miles north of downtown San Diego, 27 miles from San Diego International Airport and 12 miles from the beaches of Del Mar. The Summit Rancho Bernardo Property is immediately adjacent to Interstate-15

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

which provides north-south access from San Diego to the Los Angeles basin and beyond. Rancho Bernardo is the northernmost master-planned community within the City of San Diego and contains many retail services and residential neighborhoods. The area surrounding the Summit Rancho Bernardo Property is affluent with a 5-mile population of approximately 170,700 residents with an average household income of over $117,000. Additionally, about 35% of San Diego’s population has a bachelor or advanced degree, compared to just 28.0% for the nation.

The Summit Rancho Bernardo Property is located in the San Diego market and the I-15 Corridor submarket. As of Q1 2014, the market and submarket vacancy rates were 13.6% and 15.9%, respectively, a slight decrease from 13.8% and 16.1%, respectively, from the prior quarter.  In the same period, the market and submarket asking rental rates were $2.39 PSF and $2.44 PSF, respectively, an increase from $2.30 PSF and $2.38 PSF, respectively, from the prior quarter. Asking rental rates are quoted on a full service gross basis. The primary competitive set for the Summit Rancho Bernardo Property is presented in the table below.

Summit Rancho Bernardo Competitive Set(1)
Property	Distance from Subject	Tenant	Year Built	Total Building Lease Area (Sq. Ft.)	Recent Tenant Base Rent (PSF)	Total Building Occupancy %
Summit Rancho Bernardo Property(2)	NAP	Single	2009	196,734	$2.43 (NNN)	100.0%
The Point(3)	0.1 miles	Multi	1999	93,161	$2.40-$2.45 (G+U)	50.0%
The Plaza at Scripps Northridge	7.9 miles	Multi	2006	112,990	$2.60-$3.03 (G+U)	82.0%
Horizon Tech Center	9.8 miles	Multi	2009	157,884	$1.95 (NNN)	71.0%
Township 14	15.7 miles	Multi	2013	126,324	$4.25-$4.50 (G+E)	66.0%
La Jolla Commons II	20.8 miles	Single	2014	417,000	$2.85 (NNN)	100.0%
(1)	Source: Appraisal.
(2)	Based on rent roll dated September 6, 2014.
(3)	The total building occupancy at The Point reflects the recent loss of a major tenant.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W PSF
Base Rent(1)(2)	$1,476,911	$4,822,795	$5,653,348	$5,746,207	$29.21
Step Rents	0.00	0.00	0.00	292,740	1.49
Gross Potential Rent	$1,476,911	$4,822,795	$5,653,348	$6,038,947	$30.70
Total Recoveries	1,112,543	1,276,879	1,479,798	1,527,047	7.76
Total Other Income	0.00	0.00	0.00	0.00	0.00
Less: Vacancy(3)	0.00	0.00	0.00	(378,300)	(1.92)
Effective Gross Income	$2,589,454	$6,099,674	$7,133,147	$7,187,694	$36.54
Total Operating Expenses	1,331,183	1,436,157	1,475,617	1,610,848	8.19
Net Operating Income	$1,258,271	$4,663,517	$5,657,530	$5,576,847	$28.35
TI/LC(4)	0.00	0.00	0.00	0.00	0.00
Capital Expenditures	0.00	0.00	0.00	39,347	0.20
Net Cash Flow	$1,258,271	$4,663,517	$5,657,530	$5,537,500	$28.15

(1)	Historic base rent in 2011 and 2012 includes rent abatement for Floor 5 (9/1/2010 - 8/31/2012) and Floors 1-4 (9/1/2010 - 8/31/2011).
(2)	U/W Base Rent includes $292,740 in contractual step rent through September 2014.
(3)	U/W Vacancy represents 5.0% of gross income.
(4)
U/W TI/LC is $0.00 per sq. ft. because there are no outstanding TI/LC’s and the loan documents are structured with a Lease Sweep Reserve in the event, among other triggers, the single tenant at the mortgaged property does not renew.

Property Management.    The Summit Rancho Bernardo Property is managed by CBRE Inc., not affiliated with the borrower, and Paul Holdings, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Summit Rancho Bernardo Loan is structured with a hard lockbox and in place cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to a deposit account controlled by the Lender, to be applied as described in the Loan Documents (including into a cash collateral account to be held as cash collateral for the Loan should a Trigger Period be continuing).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

A “Trigger Period” will commence (i) upon an event of default, (ii) the commencement of a Low Debt Service period, (iii) the commencement of a Lease Sweep Period or (iv) the occurrence of a mezzanine loan default.

A “Low Debt Service Period” commences if the DSCR is less than 1.20x as of the last day of any calendar quarter and ends if the Summit Rancho Bernardo Property achieves a DSCR of at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” will commence upon the earliest to occur of (i) with respect to any Lease Sweep Lease (defined below), the payment date that is three years prior to the scheduled lease expiration of such lease, unless such lease has a term that expires no sooner than the date that is two years beyond the maturity date (in which event no Lease Sweep Period will commence), (ii) the payment date that is three years prior to the maturity date of the loan, unless there is then in effect a Lease Sweep Lease with a term that expires no sooner than the date that is two years beyond the maturity date (in which event no Lease Sweep Period will commence), (iii) the date on which a Lease Sweep Tenant Party (defined below) surrenders or terminates its lease with respect to all or a Material Surrender Portion (defined below) of its premises prior to the then current expiration date under such lease, or delivers notice to such effect, (iv) the date on which a Lease Sweep Tenant Party ceases operating its business (i.e., “goes dark”) at all or substantially all of its premises at the Summit Rancho Bernardo Property (unless such tenant or its parent is investment grade), (v) the occurrence of a default under a Lease Sweep Lease (beyond applicable notice and cure periods), (vi) upon the occurrence of a bankruptcy or insolvency involving a Lease Sweep Tenant Party, and (vii) the date on which there occurs a casualty at the Summit Rancho Bernardo Property.  Notwithstanding the foregoing, other than with respect to a Lease Sweep Period triggered due to the insolvency of a Lease Sweep Tenant Party or due to a casualty, a Lease Sweep Period is not triggered (or may be terminated) upon delivery to lender of a letter of credit in an amount equal to $4,918,350, which represents $25.00 PSF of the existing Lease Sweep Leases (provided that if the Lease Sweep occurs because a Lease Sweep Tenant Party surrenders or terminates a Material Surrender Portion of its space (or notice is given to such effect), then the amount of the letter of credit (and cap) is $25.00 PSF of the affected space).

A “Lease Sweep Lease” means any of (i) the Nokia, Inc. lease or (ii) any replacement lease that, assuming the exercise of all expansions rights and preferential rights to lease additional space, covers the Lease Sweep Space that was demised under the Nokia lease. A “Lease Sweep Tenant Party” is the tenant under a Lease Sweep Lease or its direct or indirect parent company. A “Material Surrender Portion” is at least 37,000 square feet of space or, if a full floor of space is less than 37,000 square feet of space, a full floor of space.

Initial Reserves.    At closing, the borrower deposited $505,772 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $63,222, into a tax reserve account and (ii) $3,279 into a replacement reserve account. Upon the occurrence of a Lease Sweep Period, all excess cash flow, in addition to any termination payments made under any Lease Sweep Leases, will be deposited to the lease sweep account until certain Lease Sweep Lease thresholds (and certain “lease sweep and debt service reserve” thresholds) are met (as more fully provided in the loan documents). In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $10,000,000 mezzanine loan was funded concurrently with the closing of the Summit Rancho Bernardo Loan. The mezzanine loan is coterminous with the Summit Rancho Bernardo Loan, accrues interest at a rate of 10.0000%, and amortizes on a fixed schedule based on a 360-month amortization term after an initial 60-month interest only period. An intercreditor agreement is in place with respect to the Summit Rancho Bernardo Loan and related mezzanine loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    Future mezzanine debt in an amount not to exceed $10,000,000 is permitted provided that, among other things, the principal amount of the junior mezzanine loan when combined with the mortgage loan and senior mezzanine loan will result in (i) a combined LTV of less than or equal to 95.0%, (ii) a combined DSCR greater than or equal to 110% of the DSCR on the closing date and (iii) a combined debt yield equal to or greater than 110% of the debt yield on the closing date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16620 West Bernardo Drive San Diego, CA 92127	Collateral Asset Summary – Loan No. 4 Summit Rancho Bernardo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 68.1% 1.49x 8.7%

CARTIFACT
Summit Rancho Bernardo
16620 West Bernardo Drive
San Diego, CA 92127
Escondido
Plaza Las Palmas
Escondido Promenade
North County Fair Mall
Lake Hodges
The Mercado
Rancho Bernardo
San Diego
Pomerado Hospital
Carmel Mountain Ranch Town Center
Fairbanks Ranch
Rancho Penasquitos Town Center
Poway
Poway Towne Center
Old Poway Village
Mira Mesa
Mira Mesa Mall
Mesa Shopping Center
Mira Mesa Commercial Shopping Center
San Diego Miramar College
Plaza Sorrento Shopping Center
Camino Del Norte
Rancho Bernardo Rd
Carmel Valley Rd
Black Mountain Rd
Poway Rd
Scripps Poway Pkwy
Espola Rd
Pomerado Rd
15
56
Escondido
Carlsbad
Encinitas
Rancho Santa Fe
Solana Beach
Fairbanks Ranch
Poway
Del Mar
Ramona
Pacific Ocean
Santee
Lakeside
La Jolla
La Mesa
El Cajon
Crest
Spring Valley
Jamul
San Diego
Coronado
Lemon Grove
La Presa
National City
Chula Vista

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

Mortgage Loan Information
Loan Seller:	JLC
Loan Purpose:	Acquisition
Sponsor:	Herbert L. Levine; Chris Pappas; Harris Pappas
Borrower:	HCL-MarqE, LLC
Original Balance:	$63,200,000
Cut-off Date Balance:	$63,200,000
% by Initial UPB:	4.5%
Interest Rate:	4.2200%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2019
Amortization:	Interest only for first 12 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(27), D(30), O(3)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$925,000	$176,800
Insurance:	$20,000	$14,700
Replacement:	$0	$7,163
TI/LC:	$0	$21,489

Financial Information
Cut-off Date Balance / Sq. Ft.:	$184
Balloon Balance / Sq. Ft.:	$171
Cut-off Date LTV:	74.6%
Balloon LTV:	69.4%
Underwritten NOI DSCR(3):	1.68x
Underwritten NCF DSCR(3):	1.58x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.3%
Underwritten NOI Debt Yield at Balloon:	10.6%
Underwritten NCF Debt Yield at Balloon:	10.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Houston, TX
Year Built / Renovated:	1999 / 2011
Total Sq. Ft.:	343,827
Property Management:	LEVCOR, Inc.
Underwritten NOI:	$6,227,142
Underwritten NCF:	$5,883,315
Appraised Value:	$84,750,000
Appraisal Date:	April 3, 2014

Historical NOI
Most Recent NOI:	$6,361,244 (T-12 March 31, 2014)
2013 NOI:	$5,780,922 (December 31, 2013)
2012 NOI:	$5,621,759 (December 31, 2012)
2011 NOI:	$5,188,424 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy(4):	95.5% (April 22, 2014)
2013 Occupancy:	95.3% (December 31, 2013)
2012 Occupancy:	94.8% (December 31, 2012)
2011 Occupancy:	94.3% (December 31, 2011)
2010 Occupancy:	94.3% (December 31, 2010)
2009 Occupancy:	94.3% (December 31, 2009)
(1)	Partial releases of non-income producing parcels are permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.30x and 2.18x, respectively.
(4)
Most Recent Occupancy includes Quiznos Sub, which leases 1,300 sq. ft. (0.4% of NRA) and currently is in occupancy but has been paying rent late and therefore has been excluded from the underwriting.  Excluding Quiznos Sub, the property is 95.1% occupied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Sales PSF(2)		Occupancy Cost (% of Sales)(2)
Anchor Tenants
Edwards Houston Marquee Megaplex	B+/B3/B+	123,576	35.9%	12/31/2024	$25.15	$141	(3)	24.1%
Dave and Busters	NR/B2/B	67,500	19.6%	1/31/2020	$18.32	$198		13.5%
L.A. Fitness International	NR/NR/NR	34,503	10.0%	11/30/2021	$20.74	NAP		NAP
Subtotal		225,579	65.6%		$22.43	$161		19.5%

Major Tenants
Drink Houston	NR/NR/NR	23,500	6.8%	5/31/2018	$23.00	$171		21.8%
Ka Sushi & Seafood World	NR/NR/NR	12,503	3.6%	11/30/2022	$16.50	$176		17.7%
Pump It Up	NR/NR/NR	10,878	3.2%	9/30/2015	$15.00	$76		25.2%
Improv Comedy Club	NR/NR/NR	10,445	3.0%	1/31/2021	$21.16	$278		7.6%
Café Adobe	NR/NR/NR	10,003	2.9%	7/9/2020	$22.00	$269		13.1%
Subtotal		67,329	19.6%		$20.07	$188		16.2%

Other In-line Tenants (< 10,000 sq. ft.)(4)(5)		35,292	10.3%		$43.68	$355		12.1%
Total Occupied Collateral		328,200	95.5%

Vacant		15,627	4.5%
Total / Wtd. Avg.		343,827	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost (% of Sales) are based on tenant’s gross rent and sales figures and are provided by the borrower as of the most recent year-end reported.
(3)	Edwards Houston Marquee Megaplex contains 23 screens. Sales per screen equate to $760,007.
(4)
Other In-line Tenants include Quiznos Sub, which leases 1,300 sq. ft. (0.4% of NRA) and currently is in occupancy but has been paying rent late and therefore has been excluded from the underwriting.  Excluding Quiznos Sub, the MarqE Entertainment Center Property is 95.1% occupied.

(5)	Other In-line Tenants Sales PSF and Occupancy Cost (% of Sales) only includes 21,873 sq. ft. of tenants that report sales.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	6	3,036	0.9%	3,036	0.9%	$14.23	0.5%	0.5%
2014	0	0	0.0%	3,036	0.9%	$0.00	0.0%	0.5%
2015	3	24,915	7.2%	27,951	8.1%	$21.41	6.7%	7.3%
2016	0	0	0.0%	27,951	8.1%	$0.00	0.0%	7.3%
2017	0	0	0.0%	27,951	8.1%	$0.00	0.0%	7.3%
2018	3	26,083	7.6%	54,034	15.7%	$23.06	7.6%	14.8%
2019	5	9,420	2.7%	63,454	18.5%	$28.69	3.4%	18.2%
2020	3	80,428	23.4%	143,882	41.8%	$19.31	19.5%	37.7%
2021	3	46,948	13.7%	190,830	55.5%	$21.01	12.4%	50.1%
2022	1	12,503	3.6%	203,333	59.1%	$16.50	2.6%	52.7%
2023	1	1,291	0.4%	204,624	59.5%	$25.00	0.4%	53.1%
2024	1	123,576	35.9%	328,200	95.5%	$25.15	39.1%	92.2%
Thereafter(3)	5	0	0.0%	328,200	95.5%	NAP	7.8%	100.0%
Vacant	NAP	15,627	4.5%	343,827	100.0%	NAP	NAP
Total / Wtd. Avg.	31	343,827	100.0%			$24.23(3)	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
Two month-to-month in-line tenants include a security office (1,473 sq. ft.) and a City of Houston HPD Storefront (1,131 sq. ft.) which do not contribute any revenue to the MarqE Entertainment Center Property.  Three month-to-month kiosk tenants totaling 432 sq. ft. (each tenant comprises 144 sq. ft.) contribute a combined $36,000 per year (each tenant contributes $12,000 per year) of base rental revenue to the MarqE Entertainment Center Property.  Viacom Outdoor is a month-to-month roof/antenna lease which commenced in March 2006 and contributes $7,200 per year of base rental revenue to the MarqE Entertainment Center Property for which no square footage is applicable.

(3)	Annual U/W Base Rent Per Sq. Ft. includes base rent from two retail out parcels and three billboards for which no square footage is applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

The Loan.    The MarqE Entertainment Center loan (the “MarqE Entertainment Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in an anchored retail and entertainment center consisting of 343,827 sq. ft., located in Houston, Texas (the “MarqE Entertainment Center Property”) with an original principal balance of $63.2 million.  The MarqE Entertainment Center Loan has a 5-year term and amortizes on a 30-year schedule after an initial 12-month interest only period.  The MarqE Entertainment Center Loan accrues interest at a fixed rate equal to 4.2200% and has a cut-off date balance of $63.2 million.  The proceeds of the MarqE Entertainment Center Loan, along with approximately $22.0 million of sponsor equity, were used to purchase the MarqE Entertainment Center Property for $79.6 million, pay defeasance costs of approximately $3.8 million, fund upfront reserves of $945,000 and pay closing costs of $872,687.  Based on the appraised value of $84.75 million as of April 3, 2014, the cut-off date LTV is 74.6%.  The most recent prior financing of the MarqE Entertainment Center Property was included in the MSC 2011-C3 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$63,200,000	74.2%	Purchase Price	$79,600,000	93.4%
Sponsor Equity	$22,024,108	25.8%	Defeasance Costs	$3,806,421	4.5%
			Upfront Reserves	$945,000	1.1%
			Closing Costs	$872,687	1.0%
Total Sources	$85,224,108	100.0%	Total Uses	$85,224,108	100.0%

The Borrower / Sponsor.    The borrower, HCL-MarqE, LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Herbert L. Levine, Chris Pappas and Harris Pappas.

Herbert L. Levine is the President and CEO of LEVCOR, Inc. and has more than 30 years of commercial real estate experience. LEVCOR, Inc. is a Houston-based commercial real estate retail development company specializing mainly in the acquisition and development of retail centers ranging from 100,000 sq. ft. to 1.0 million sq. ft., primarily in the southern U.S.  Chris Pappas and Harris Pappas are CEO and COO, respectively, of Pappas Restaurants, Inc. Pappas Restaurants, Inc. is a privately-owned restaurant group headquartered in Houston, Texas. The company operates in more than 80 locations throughout the United States and encompasses a variety of diverse restaurant concepts.

The Property.    The MarqE Entertainment Center Property is a 343,827 sq. ft. retail and entertainment center located at 7620 Katy Freeway in Houston, Texas. The improvements were constructed in 1999, and most recently redeveloped and expanded in 2011 and are situated on a 35.69-acre site. The MarqE Entertainment Center Property is anchored by Edwards Houston Marquee Megaplex, Dave and Busters and L.A. Fitness International.  Other major tenants include Drink Houston, Ka Sushi & Seafood World, Pump It Up, Improv Comedy Club and Café Adobe.  In addition, the MarqE Entertainment Center Property contains 21 additional in-line suites ranging in size from 1,131 sq. ft. to 7,535 sq. ft., six kiosk spaces containing 144 sq. ft. each and two ground-leased pad sites occupied by Bank of America N.A. and Chick-Fil-A.  The MarqE Entertainment Center Property features an eight-story parking garage and three additional surface parking lots providing a total of 3,183 spaces, for a parking ratio of 9.26 per 1,000 sq. ft.  As of April, 22 2014, the MarqE Entertainment Center Property was 95.5% occupied.  Historical sales for all tenants reporting sales at the MarqE Entertainment Center Property are presented in the subsequent chart.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

Historical Sales PSF(1)
	2011	2012	2013
Anchor Tenant
Edwards Houston Marquee Megaplex(2)	$124	$134	$141
Dave and Busters	$179	$196	$198

Major Tenants
Drink Houston	$210	$198	$171
Ka Sushi & Seafood World	$155	$189	$176
Pump It Up	$49	$60	$76
Improv Comedy Club	$232	$253	$278
Café Adobe	$266	$281	$269

Other In-Line Tenants
BreWingz	$304	$328	$284
Red Robin Restaurant	$363	$403	$431
Mattress Firm Inc.	$188	$210	$244
Panda Express Inc.	$242	$305	$341
Subway Real Estate Corp.	$432	$475	$478
New York Pizzeria	$453	$564	$531
(1)	Historical Sales PSF is based on historical sales figures provided by the borrower.
(2)	Edwards Houston Marquee Megaplex contains 23 screens. Year-end 2011, 2012 and 2013 sales per screen equate to $667,724, $718,811 and $760,007, respectively.

Environmental Matters.  The Phase I environmental report dated May 20, 2014 recommended no action of the borrower but identified a controlled recognized environmental condition at the MarqE Entertainment Center Property related to a past release of hazardous substances or petroleum products for which Cooper Cameron Corporation is obligated to continue monitoring and remediating.  Cooper Cameron Corporation, which is not affiliated with the borrower, has reported revenues of approximately $9.8 billion and EBITDA of approximately $1.5 billion as of year-end 2013. See “Risk Factors—Risks Related to the Mortgage Loans--Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the free writing prospectus.

The Market.  The MarqE Entertainment Center Property is located on Katy Freeway in Houston, Texas, approximately six miles west of the Houston central business district. The appraiser noted that the Houston economy is steadily expanding as a result of a strong labor market led by IT and professional services, significant population growth and an uptick in homebuilding and construction.  Population counts within a 3- and 5-mile radius of the MarqE Entertainment Center Property are approximately 114,701 and 419,565, respectively, with household incomes averaging approximately $107,321 and $93,275.  Additionally, the MarqE Entertainment Center Property’s urban location and proximity to the Houston central business district preclude a lot of new development. The lack of suitable retail development sites and the infill nature of the MarqE Entertainment Center Property’s close-in location make new development in the area particularly difficult and highly unlikely.

The MarqE Entertainment Center Property is located in the Near NW Spring Valley retail submarket within the greater Northwest Retail market.  As of 2Q 2014, the Near NW Spring Valley retail submarket contained a total inventory of approximately 9.6 million sq. ft. with a vacancy rate of 3.3%.  The appraiser determined a primary competitive set that includes four other retail centers within the Houston MSA.  The primary competitive set for the MarqE Entertainment Center Property is presented in the following chart.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

MarqE Entertainment Center Property Competitive Set(1)
Name	MarqE Entertainment Center Property	Village Plaza at Bunker Hill	Silber Shopping Center	Center at Hedwig Village	Spring Valley Town Center
Distance from Subject	NAP	4.0 miles	0.4 miles	3.0 miles	1.6 miles
City, State	Houston, TX	Houston, TX	Houston, TX	Houston, TX	Houston, TX
Property Type	Anchored Retail Entertainment Center	Power Center	Shadow-Anchored Retail Strip Center	Power Center	Shadow-Anchored Retail Strip Center
Year Built / Renovated	1999 / 2011	2008 / NAP	2011 / NAP	2004 / NAP	2007 / NAP
Total Occupancy	95.5%(2)(3)	100.0%	83.0%	99.0%	95.0%
Total Size (Sq. Ft.)	343,827(3)	490,734	12,000	226,933	68,125
Anchor Tenants	Edwards Houston Marquee Megaplex; Dave and Busters; L.A. Fitness International(3)	HEB Grocery; Academy Sports & Outdoors; Toys R Us/Babies R Us; PetSmart; Nordstrom Rack; Sam Moon Trading Co.	Walmart Supercenter (shadow anchor)	Mega Marshalls; Office Max; Ross Dress For Less; Pier 1 Imports; DSW; Charming Charlie’s	Spec’s Spirits & Finer Foods; The Home Depot (shadow anchor)
(1)	Source: Appraisal.
(2)
Total Occupancy for the MarqE Entertainment Center Property is as of April 22, 2014 and includes Quiznos Sub, which leases 1,300 sq. ft. (0.4% of NRA) and currently is in occupancy but has been paying rent late and therefore has been excluded from the underwriting.  Excluding Quiznos Sub, the MarqE Entertainment Center Property is 95.1% occupied.

(3)	Based on U/W rent roll dated April 22, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 3/31/2014	U/W	U/W PSF
Base Rent(1)(2)	$7,018,697	$7,258,928	$7,496,408	$7,696,296	$7,952,526	$23.13
Percentage Rent	47,734	78,383	154,827	204,523	111,277	0.32
Gross Potential Rent	$7,066,431	$7,337,311	$7,651,235	$7,900,819	$8,063,803	$23.45
Total Recoveries	1,986,426	2,377,324	2,645,525	2,800,529	2,970,293	8.64
Total Parking Income	24,000	42,500	20,000	18,000	18,000	0.05
Total Other Income	17,379	7,089	8,995	5,524	5,524	0.02
Less: Vacancy(3)	0	0	0	0	(49,932)	(0.15)
Effective Gross Income	$9,094,236	$9,764,225	$10,325,754	$10,724,873	$11,007,688	$32.02
Total Operating Expenses	3,905,812	4,142,466	4,544,832	4,363,629	4,780,546	13.90
Net Operating Income	$5,188,424	$5,621,759	$5,780,922	$6,361,244	$6,227,142	$18.11
TI/LC	0	0	0	0	257,870	0.75
Capital Expenditures	0	0	0	0	85,957	0.25
Net Cash Flow	$5,188,424	$5,621,759	$5,780,922	$6,361,244	$5,883,315	$17.11

(1)	U/W Base Rent includes $136,988 in rent steps through September 2015 and $15,675 in straight line rent attributable to Bank of America N.A. from May 2014 through May 2019.
(2)	U/W Base Rent excludes Quiznos Sub, which leases 1,300 sq. ft. (0.4% of NRA) and currently is in occupancy but has been paying rent late and therefore has been excluded from the U/W Base Rent.
(3)	U/W Vacancy represents 0.5% of gross income.

Property Management.    The MarqE Entertainment Center Property is managed by LEVCOR, Inc., a borrower affiliate.

Lockbox / Cash Management.    The MarqE Entertainment Center Loan is structured with a springing hard lockbox and springing cash management.  Upon the first occurrence of a Cash Management Period (as defined herein), the borrower is required to instruct all tenants to deposit all rents and other payments into the lockbox account controlled by the lender for the remainder of the MarqE Entertainment Center Loan term.  During the continuance of any Cash Management Period, all funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed in accordance with the MarqE Entertainment Center Loan documents, with all excess cash flow deposited into a lender controlled cash collateral account.  Upon the termination of any Cash Management Period, all funds in the lockbox account are swept daily to a borrower-controlled operating account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

A “Cash Management Period” will occur upon (i) an event of default, (ii) the occurrence of a Lease Sweep Trigger Event (as defined below) or (iii) the failure of the borrower to maintain a debt service coverage ratio of 1.05x.

A “Lease Sweep Trigger Event” will occur (i) 12 months prior to the stated expiration (including any renewal term) of a “Major Lease” (defined as the Edwards Houston Marquee Megaplex lease and, from and after any cancellation of the Edwards Houston Marquee Megaplex lease, any replacement lease equal to or greater than 25,000 sq. ft.), (ii) on the date by which a “Major Tenant” (defined as any tenant under a Major Lease) is required to give notice of its exercise of a renewal and such renewal has not been exercised, (iii) upon the early termination or early cancellation of a Major Lease, (iv) if a Major Tenant has ceased operating its business, or has provided notice that it intends to cease operating its business at the MarqE Entertainment Center Property, (v) if a Major Tenant defaults under its lease beyond any applicable notice and cure period, or (vi) upon a bankruptcy or insolvency proceeding of a Major Tenant.

Initial Reserves.  At closing, the borrower deposited (i) $925,000 into a tax reserve account and (ii) $20,000 into an insurance reserve account.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $176,800, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $14,700, into an insurance reserve account, (iii) $21,489 into a TI/LC reserve account, subject to a cap of $1,000,000, and (iv) $7,163 into a replacement reserve account.  Additionally, in accordance with the MarqE Entertainment Center Loan documents, the borrower is required to invest $500,000 in capital improvements within the first 24 months of the MarqE Entertainment Center Loan term.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release. After the lockout period, the borrower may obtain the release of either or both non-income producing parcels (currently used as surface parking and identified as Parcels C and D in the loan documents) from the lien of the mortgage, subject to the satisfaction of specified conditions including, among other things: (i) payment by borrower of an amount equal to $50 per sq. ft. comprising the release parcel, which amount will be deposited in the lender-controlled TI/LC or replacement reserve; (ii) evidence reasonably satisfactory to lender that adequate parking remains at the MarqE Entertainment Center Property following any such release; and (iii) delivery of a completion guaranty from the guarantors guaranteeing the timely and lien free completion of all improvements and construction on any such release parcel.

In addition, in connection with two vacant parcels at the MarqE Entertainment Center Property (identified as Parcels A and B in the loan documents), the borrower may, at any time prior to the development of either parcel, enter into a ground lease for one or both vacant parcels and obtain a release of the leasehold estate under such ground lease, upon the satisfaction of specified conditions including, among other things, (i) the base rent payable by the related ground lessee is no less than 8% of $50 per sq. ft., with 2% escalations every five years; (ii) the ground lease has an initial term of at least twenty years;  (iii) to the extent necessary, execution of an acceptable reciprocal easement agreement or similar agreement for access and parking between the parties; and (iv) if the related ground lessee is an affiliate of the borrower, the guarantor is required to provide a completion guaranty guaranteeing the timely and lien free completion of all improvements and construction. Parcel A consists of approximately 8,573 sq. ft., which would equal an initial annual ground rent of $34,292.  Parcel B consists of approximately 26,650 sq. ft., which would equal an initial annual ground rent of $106,600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7620 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 5 MarqE Entertainment Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,200,000 74.6% 1.58x 9.9%

CARTIFACT
MarqE Entertainment Center
7620 Katy Freeway
Houston, TX 77024
Houston
DOWNTOWN HOUSTON
Spring
Humble
Aldine
Jersey Village
Piney Point Village
Southside Place
Missouri City
Stafford
Pearland
Mission Bend
ENERGY CORRIDOR
CITYCENTRE
Memorial Hermann Medical Center
Houston Galleria
GEORGE BUSH INTERCONTINENTAL-HOUSTON AIRPORT
WILLIAM P HOBBY AIRPORT
WEST HOUSTON AIRPORT
North Harris County College
Willowbrook Mall
CY Fair Stadium
Jones Square Shopping Center
Sam Houston Race Park
Copperwood Village Shopping Center
VA Cemetery
W W Thorne Stadium
University of Houston
Forest Park Cemetery
Rice University & Stadium
NRG Stadium
Houston Baptist University
Meyerland Plaza
J K Butler Stadium
KATY FREEWAY
NORTHWEST FREEWAY
NORTHWEST FWY
N. BELTWAY 8
WESTPARK TOLLWAY
HARDY TOLL RD
SOUTH FWY
Dyer Stadium
Northwest Mall
Sam Houston Memorial Hospital

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Acquisition
Sponsor:	Sam Hakim; Michael Hakim
Borrower:	Onyx Tower LLC
Original Balance:	$57,550,000
Cut-off Date Balance:	$57,550,000
% by Initial UPB:	4.1%
Interest Rate:	4.9950%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest Only
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$435,505	$59,172
Insurance:	$0	Springing
Replacement:	$0	$2,669
TI/LC:	$0	$22,356
CBS TI/LC:	$1,500,000	$0
Unfunded Leasing & Abatements:	$726,101	$0
Tax Liens:	$123,756	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$269
Balloon Balance / Sq. Ft.:	$269
Cut-off Date LTV:	66.1%
Balloon LTV:	66.1%
Underwritten NOI DSCR:	1.66x
Underwritten NCF DSCR:	1.56x
Underwritten NOI Debt Yield:	8.4%
Underwritten NCF Debt Yield:	7.9%
Underwritten NOI Debt Yield at Balloon:	8.4%
Underwritten NCF Debt Yield at Balloon:	7.9%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Los Angeles, CA
Year Built / Renovated:	1986 / 2010
Total Sq. Ft.:	213,556
Property Management:	Kennedy Wilson Properties, Ltd.
Underwritten NOI(3):	$4,850,244
Underwritten NCF:	$4,547,926
Appraised Value:	$87,000,000
Appraisal Date:	July 21, 2014

Historical NOI
Most Recent NOI(3):	$3,834,668 (T-12 June 30, 2014)
2013 NOI:	$3,844,914 (December 31, 2013)
2012 NOI:	$3,131,217 (December 31, 2012)
2011 NOI:	$2,825,391 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	93.7% (August 5, 2014)
2013 Occupancy:	95.6% (December 31, 2013)
2012 Occupancy:	88.1% (December 31, 2012)
2011 Occupancy(4):	NAV
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	For information regarding the increase in Underwritten NOI from Most Recent NOI see “Cash Flow Analysis” herein.
(4)	The previous owner of the 6100 Wilshire Property did not provide historical occupancy figures for 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)	Lease Expiration
CBS Broadcasting Inc.	BBB/Baa2/BBB	43,959	20.6%	$38.02	24.1%	4/30/2020	(3)(4)
BMG Music (Bug Music, Inc.)	BBB+/Baa1/BBB+	20,174	9.4%	$35.82	10.4%	6/30/2019
Huge, LLC	BBB/Baa3/BB+	18,888	8.8%	$28.02	7.6%	6/30/2018	(3)
Worldlink, LLC	NR/NR/NR	12,053	5.6%	$36.00	6.3%	7/31/2016
Fulfillment Fund	NR/NR/NR	11,654	5.5%	$29.04	4.9%	8/31/2023	(3)
Total Major Tenants		106,728	50.0%	$34.63	53.3%
Remaining Tenants		93,390	43.7%	$34.74	46.7%
Total Occupied Collateral		200,118	93.7%	$34.68	100.0%
Vacant		13,438	6.3%
Total		213,556	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Base Rent PSF and % of Total U/W Base Rent include contractual rent steps through March 1, 2015 and straight line rent for investment grade tenants.
(3)	CBS Broadcasting Inc., Huge, LLC and Fulfillment Fund each have one five-year renewal option remaining.
(4)
CBS Broadcasting Inc. has a one-time right to terminate a 13,904 sq. ft. portion of its leased premises in October of 2017 with at least 12 months prior written notice plus a termination fee equal to the pro rata portion of any unamortized rent abatements, leasing costs and approximately $177,009.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	3,906	1.8%	3,906	1.8%	$33.00	1.9%	1.9%
2015	5	11,583	5.4%	15,489	7.3%	$34.25	5.7%	7.6%
2016	10	44,940	21.0%	60,429	28.3%	$32.98	21.4%	28.9%
2017	5	16,716	7.8%	77,145	36.1%	$38.63	9.3%	38.2%
2018	5	26,974	12.6%	104,119	48.8%	$29.84	11.6%	49.8%
2019	5	27,648	12.9%	131,767	61.7%	$35.53	14.2%	64.0%
2020	6	43,959	20.6%	175,726	82.3%	$38.02	24.1%	88.1%
2021	2	9,189	4.3%	184,915	86.6%	$38.66	5.1%	93.2%
2022	0	0	0.0%	184,915	86.6%	$0.00	0.0%	93.2%
2023	3	15,203	7.1%	200,118	93.7%	$31.08	6.8%	100.0%
2024	0	0	0.0%	200,118	93.7%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	200,118	93.7%	$0.00	0.0%	100.0%
Vacant	NAP	13,438	6.3%	213,556	100.0%	NAP	NAP
Total / Wtd. Avg.	42	213,556	100.0%			$34.68	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	The rollover schedule includes contractual rent steps through March 1, 2015 and straight line rent for investment grade tenants.

The Loan.   The 6100 Wilshire loan (the “6100 Wilshire Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 213,556 sq. ft. Class A CBD office building located at 6100 Wilshire Avenue in Los Angeles, California (the “6100 Wilshire Property”) with an original principal balance of $57.55 million. The 6100 Wilshire Loan has a 10-year term and is interest only. The 6100 Wilshire Loan accrues interest at a fixed rate equal to 4.9950% and has a cut-off date balance of approximately $57.55 million. 6100 Wilshire Loan proceeds, along with approximately $21.6 million in equity from the borrower, were used to acquire the property for approximately $76.0 million, fund upfront reserves of approximately $2.8 million and pay closing costs of $353,421. Based on the appraised value of $87.0 million as of July 21, 2014, the cut-off date LTV is 66.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$57,550,000	72.7%	Purchase Price	$75,978,100	96.0%
Sponsor Equity	$21,618,583	27.3%	Reserves	$2,785,363	3.5%
			Closing Costs	$355,121	0.4%
Total Sources	$79,118,583	100.0%	Total Uses	$79,118,583	100.0%

The Borrower / Sponsor.   The borrower, Onyx Tower LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Sam Hakim and Michael Hakim. Sam Hakim founded SM Management and Citi Real Estate, a family owned and operated real estate investment company. Sam Hakim has been active in real estate over 20 years and has been responsible for the new development of over 5,000 multifamily units and 300,000 sq. ft. of retail and office properties throughout Beverly Hills and Southern California. Sam Hakim began his career as a leasing consultant and on site manager for his family’s real estate business. The Hakim family real estate companies own and/or developed over 100,000 apartment units and over 3 million sq. ft. of office and retail space.

The Property.   The 6100 Wilshire Property is a 16-story, 213,556 sq. ft. Class A office tower located in the Miracle Mile District in Los Angeles, California. The 6100 Wilshire Property was built in 1986 and underwent an approximately $2.4 million renovation program in 2010, which included improvements to the common areas, main lobby, parking level P1, and mechanical upgrades (elevators and resealing of the exterior curtain wall). The 6100 Wilshire Property was awarded the outstanding building of the year award from Buildings Owners and Managers Association International in October 2012 and it has also received the Energy Star label in 13 of the past 15 years. On-site amenities include a City National Bank branch with an ATM, a café, a car wash with detailing services located in the parking structure, valet services for guest parking, and 24-hour-manned security with audio, video and motion surveillance as well as a key card entry system. The 6100 Wilshire Property also features functional balconies and floor-to-ceiling windows. The 6100 Wilshire Property is situated on a 0.93-acre site and includes 399 parking spaces within a 5-level, subterranean parking structure plus 150 spaces located at and leased from the Petersen Automotive Museum, which results in a parking ratio of 2.57 spaces per 1,000 sq. ft. As of the rent roll dated August 5, 2014, the 6100 Wilshire Property was 93.7% leased overall and 48.3% leased by seven investment-grade tenants, who also account for approximately 50.5% of the underwritten base rent. The largest tenant at the 6100 Wilshire Property is CBS Broadcasting, Inc. (“CBS”), which occupies 43,959 sq. ft. The remainder of the 6100 Wilshire Property is leased by 33 other tenants, none of which occupy more than 9.4% of NRA and represent diverse industries.

Environmental Matters. The Phase I environmental report dated July 21, 2014 recommended no further action at the 6100 Wilshire Property.

Major Tenant.

CBS Broadcasting Inc. (43,959 sq. ft., 20.6% of NRA, 24.1% of U/W Base Rent) CBS is a wholly-owned subsidiary of CBS Corporation (NYSE: CBS.A and CBS; rated BBB / Baa2 / BBB by Fitch/Moody’s/S&P). CBS Corporation is a mass media company that creates and distributes content across a variety of platforms to audiences around the world. CBS Corporation owns a major television network in the U.S. and one of the world’s largest libraries of entertainment content, making its brand, known as “the Eye,” easily recognizable. CBS Corporation’s businesses include CBS Television Network, The CW (a joint venture between CBS Corporation and Warner Bros. Entertainment), Showtime Networks, CBS Sports Network, TVGN (a joint venture between CBS Corporation and Lionsgate), Smithsonian Networks, Simon & Schuster, CBS Television Stations, CBS Radio, CBS Television Studios, CBS Global Distribution Group (CBS Studios International and CBS Television Distribution), CBS Interactive, CBS Consumer Products, CBS Home Entertainment, CBS Films and CBS EcoMedia. As of August 13, 2014, CBS Corporation had a market capitalization of approximately $31.3 billion. CBS has been a tenant at the 6100 Wilshire Property since 2006 and currently leases 43,959 sq. ft. expiring in April 2020 with one five-year renewal option. CBS has expanded its premises at the 6100 Wilshire Property four times and extended its lease term five times since first taking occupancy. CBS has a one-time right to terminate a 13,904 sq. ft. portion of its leased premises in October 2017 with at least 12 months prior written notice plus a termination fee equal to the pro rata portion of any unamortized rent abatements, leasing costs and approximately $177,009. CBS also has a right of first offer to lease space that is contiguous to its premises on the third, fourth, seventh, eighth and eleventh floors, at market rents.

The Market.   The 6100 Wilshire Property is located on the southwest corner of Wilshire Boulevard and Fairfax Avenue in the Miracle Mile District of Los Angeles, California, approximately 2 miles north of the Santa Monica Freeway and approximately 6 miles west of the Los Angeles central business district. According to the appraisal, as of April 2014 the Los Angeles metropolitan area had a population of approximately 10.1 million and an unemployment rate of 8.5%. According to a market research report, traffic counts along West Wilshire Boulevard in 2012 and Fairfax Avenue in 2010 were reported to average 52,235 and 35,789 vehicles per day, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

Access to the 6100 Wilshire Property is also provided by city bus stops that are located in front of the office tower along Wilshire Boulevard. A subway station providing access to the Metro Rail Purple Line extension, currently under construction, is expected to open a block away from the 6100 Wilshire Property in 2017. The Miracle Mile District is located adjacent to Beverly Hills and features many retail and dining destinations as well as Museum Row. Museum Row is centered on the Los Angeles County Museum of Art, located across from the 6100 Wilshire Property, and includes the Petersen Automotive Museum, La Brea Tar Pits, Page Museum and Craft and Folk Art Museum. Miracle Mile is also home to many foreign consulates. In addition to the consulates of Belgium and Chile, located at the 6100 Wilshire Property, the consulates of Sri Lanka, Germany, South Africa, Turkey, Argentina, Spain, Belize, Kenya, Columbia, Brazil, Afghanistan and Qatar are all located along or close to Wilshire Boulevard within two miles of the 6100 Wilshire Property.

According to a market research report, the 6100 Wilshire Property is located in the Los Angeles office market and the Miracle Mile office submarket. As of the second quarter of 2014, the Los Angeles Class A office market contained approximately 182.7 million sq. ft. within 993 buildings with a vacancy rate of 15.3% and an average asking rent of $32.57 PSF. As of the second quarter of 2014, the Miracle Mile Class A office submarket contained approximately 4.7 million sq. ft. within 16 buildings with a vacancy rate of 12.5% and an average asking rent of $35.61 PSF.

Competitive Set(1)
Property	City, State	Distance	Occupancy		Year Built	Total Building Area (Sq. Ft.)		Direct Asking Rent (PSF)		Class
6100 Wilshire Property	Los Angeles, CA	NAP	93.7%	(2)	1986	213,556	(2)	$34.68	(3)	A
5670 Wilshire	Los Angeles, CA	0.6 mi.	97.8%		1965	445,004		$39.00	(4)	A
Wilshire Courtyard	Los Angeles, CA	0.4 mi.	76.5%		1987	996,420		$42.15	(4)	A
5900 Wilshire	Los Angeles, CA	0.2 mi.	97.1%		1971	452,763		$38.28	(4)	A
6300 Wilshire	Los Angeles, CA	0.3 mi.	82.5%		1971	404,049		$34.20		A
6420 Wilshire	Los Angeles, CA	0.4 mi.	92.9%		1972	207,000		$36.00		A
6500 Wilshire	Los Angeles, CA	0.5 mi.	95.8%		1986	456,679		$45.00		A
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated August 5, 2014.
(3)	Reflects annual underwritten base rent.
(4)	Reflects the weighted average in place rent of recent leases as identified in the appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014(1)	U/W(1)	U/W PSF
Base Rent	$6,561,050	$6,579,800	$6,786,111	$6,856,601	$6,609,531	$30.95
Rent Steps(2)	0	0	0	0	66,349	0.31
Value of Vacant Space	0	0	0	0	538,254	2.52
Straight Line Rents (IG Tenants)(3)	0	0	0	0	264,134	1.24
Gross Potential Rent	$6,561,050	$6,579,800	$6,786,111	$6,856,601	$7,478,268	$35.02
Total Recoveries	367,781	323,312	347,647	278,935	132,017	0.62
Total Other Income(4)	466,538	647,400	720,205	759,337	1,062,007	4.97
Less: Vacancy(5)	(2,150,353)	(1,535,930)	(777,386)	(696,699)	(538,254)	(2.52)
Effective Gross Income	$5,245,016	$6,014,583	$7,076,577	$7,198,174	$8,134,038	$38.09
Total Operating Expenses	2,419,625	2,883,366	3,231,663	3,363,506	3,283,795	15.38
Net Operating Income	$2,825,391	$3,131,217	$3,844,914	$3,834,668	$4,850,244	$22.71
TI/LC	0	0	0	0	270,285	1.27
Capital Expenditures	102,574	113,440	104,548	0	32,033	0.15
Net Cash Flow	$2,722,816	$3,017,777	$3,740,366	$3,834,668	$4,547,926	$21.30
(1)
The increase in U/W Net Operating Income over T-12 6/30/2014 Net Operating Income is primarily due to the inclusion of rent steps and straight line rent, an increase in parking income due to a new parking lease, and a decrease in insurance expense due to the inclusion of a blanket insurance policy.

(2)	Rent Steps include non-investment grade tenants only and are underwritten to contractual rent steps through March 1, 2015.
(3)
Straight Line Rents (IG Tenants) reflects the difference in the in-place base rent and the average monthly base rent for investment grade tenants only through the earlier of the tenant’s lease expiration or loan maturity.

(4)	Total Other Income is primarily comprised of parking income and an antenna/roof-top rent.
(5)	U/W Vacancy is underwritten to the economic vacancy of 7.1%. As of the August 5, 2014 rent roll the 6100 Wilshire Property was 93.7% occupied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

Property Management.   The 6100 Wilshire Property is managed by Kennedy Wilson Properties, Ltd. (“Kennedy Wilson”), a full-service property-management firm with 68 million sq. ft. under management across the U.S. and assets valued at $15 billion under management globally. Kennedy Wilson manages commercial real estate for third-party clients and fund investors in more than 23 states and five countries and was the previous owner of the 6100 Wilshire Property.

Lockbox / Cash Management.    The 6100 Wilshire Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and applied during each interest period of the loan term to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents. During a Cash Sweep Period (as defined herein), all excess cash flow will be held in the Major Tenant TI/LC account if a Major Tenant Trigger Event (as defined herein) has occurred and is continuing, or in the excess cash flow account if a Major Tenant Trigger Event is not continuing, as additional collateral for the loan. So long as no Cash Sweep Period exists, all excess cash flow in the cash management account will be released to the borrower.

A “Cash Sweep Period” will commence upon the occurrence of (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the debt service coverage ratio based on the trailing 12 month period falling below 1.10x, or (iv) a felony indictment or an indictment for fraud of such affiliated manager or any director or officer of such affiliated manager. A “Cash Sweep Period” will be cured, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to clause (ii) above, upon the filing being discharged, stayed or dismissed within 90 days for the borrower or guarantor and 120 days for the manager and lender determination that such filing does not materially affect the borrower’s, guarantor’s or manager’s monetary obligations or ability to perform its obligations under the loan documents, (C) with respect to clause (iii) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.15x for two consecutive quarters and (D) with respect to clause (iv) above, upon the replacement of the affiliated manager with a qualified manager or the termination of the individual who committed the fraud.

A “Major Tenant Trigger Event” occurs upon (i) the bankruptcy action of a Major Tenant (as defined herein) or any guarantor under any Major Tenant lease, (ii) either a Major Tenant (a) providing notice of its intent to terminate its lease, (b) providing notice of its intent not to extend or renew its lease, (c) failing to provide notice of its intent to renew or extend its lease by the date specified on its lease or on or prior to 12 months prior to lease expiration, or (d) terminating the lease, (iii) the Major Tenant either (a) providing notice of its intent to go dark, or (b) going dark, or (iv) defaulting under a Major Tenant lease. A “Major Tenant Trigger Event” will be cured, (A) with respect to clause (i) above, upon written evidence that the Major Tenant is in compliance with all terms of its lease, (B) with respect to clause (ii) above, either (a) the Major Tenant has renewed its lease so that it does not expire until at least two years after the maturity date, the borrower has reasonably attempted to provide the lender with a Major Tenant estoppel certificate and the amount of any Major Tenant unfunded obligations has been deposited into the unfunded obligations account, or (b) the borrower has re-let the entire Major Tenant space to one or more replacement tenant(s) and the borrower has reasonably attempted to provide the lender with a Major Tenant estoppel certificate, (C) with respect to clause (iii) above, upon either (a) the borrower providing written evidence that the Major Tenant is open for business, the borrower has reasonably attempted to provide the lender with a Major Tenant estoppel certificate and the amount of any Major Tenant unfunded obligations has been deposited into the unfunded obligations account, or (b) the borrower has re-let the entire Major Tenant space to one or more replacement tenant(s) and provided the lender with a replacement tenant estoppel certificate, (D) and with respect to clause (iv) above, upon the cure of such event of default, the borrower has reasonably attempted to provide the lender with a Major Tenant estoppel certificate and the amount of any Major Tenant unfunded obligations has been deposited into the unfunded obligations account.

“Major Tenant” means (i) any tenant or replacement that together with its affiliates, leases space comprising 20% more of either (a) the total rentable square footage or (b) the total in-place base rent and (ii) CBS.

Initial Reserves.    At closing, the borrower deposited (i) $435,505 into a tax reserve account, (ii) $1,500,000 into the CBS rollover funds reserve account for leasing commissions and renewal fees incurred in connection with the renewal or retenanting of the CBS space, (iii) $726,101 into the unfunded leasing & abatements reserve for any outstanding free rent, rent concessions, tenant allowances, tenant improvements and leasing commissions and (iv) $123,756 into the tax liens reserve account for payment of outstanding tax liens.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $59,172, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which will be waived so long as borrower maintains a blanket insurance policy, (iii) $2,669 into a capital expenditure account, and (iv) $22,356 into a TI/LC reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted to obtain additional mezzanine financing provided among other requirements as described in the loan documents: (i) the aggregate LTV ratio would be less than or equal to 80.0%, (ii) the aggregate debt service coverage ratio would be greater than or equal to 1.10x and (iii) the aggregate debt yield would be greater than or equal to 6.75%.

Permitted Equity Investment.    The borrower is permitted to obtain a preferred equity investment from an investor reasonably acceptable to the lender, provided, among other things, (i) the borrower has not exercised its option to obtain additional mezzanine financing (described above) and (ii) the preferred investment will be in an amount such that (a) the combined loan-to-value ratio does not exceed 80%, (b) the combined debt yield is not less than 6.75% and (c) the combined DSCR is no less than 1.10x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6100 Wilshire Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 6 6100 Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,550,000 66.1% 1.56x 8.4%

MELROSE SHOPPING DISTRICT
MELROSE AVE
CLINTON ST
ROSEWOOD AVE
OAKWOOD AVE
BEVERLY BLVD
W 1ST ST
W 3RD ST
W 4TH ST
DREXEL AVE
MARYLAND DR
W 6TH ST
WILSHIRE BLVD
W 8TH ST
W 9TH ST
W OLYMPIC BLVD
W PICO BLVD
N LA CIENEGA BLVD
S LA CIENEGA BLVD
N CRESCENT HEIGHTS BLVD
S CRESCENT HEIGHTS BLVD
N FAIRFAX AVE
S FAIRFAX AVE
N GARDNER ST
N LA BREA AVE
S LA BREA AVE
S COCHRAN AVE
HAUSER BLVD
SAN VICENTE BLVD
COLGATE AVE
FAIRFAX
BEVERLY GROVE
LOS ANGELES
BEVERLY HILLS
CARTHAY
MIRACLE MILE
MUSEUM ROW
METRO PURPLE LINE (PLANNED)
Fairfax High School
Beverly Center
Beverly Connection
CBS Television City
Broadcast Center Apts
US Post Office
Pan Pacific Recreation Center
Pan Pacific Park
Farmer's Market
The Grove
Fairfax Public Library
Whole Foods
Palazzo at Park La Brea
PARK LA BREA
Hancock Park
Los Angeles County Museum of Art (LACMA)
Page Museum
La Brea Tar Pits
Academy Awards Museum
Petersen Automotive Museum
Craft & Folk Art Museum
Museum Square
Wilshire Courtyard
5670
5900
Variety Bldg
The El Rey Theater
Desmond's Wilshire Tower
Wilshire Dominguez Building
US Post Office
New York Life
La Cienega Park
Academy of Motion Picture Arts & Sciences Library
Midway Hospital
SLS Beverly Hills
8501
8383 Wilshire
Flynt Bldg
6100 Wilshire
6100 Wilshire Boulevard
Los Angeles, CA 90048
Office
Retail
Cultural & Entertainment
Hotel
Civic & Institutional
Education
Medical
Residential/Other
Palmdale
Santa Clarita
San Fernando
Simi Valley
SAN FERNANDO VALLEY
Angeles National Forest
Burbank
Glendale
Pasadena
Glendora
Covina
Upland
Ontario
Santa Monica
Los Angeles
Malibu
Culver City
El Segundo
Manhattan Beach
Torrance
Carson
Norwalk
Brea
Fullerton
Anaheim
Orange
Corona
Long Beach
Seal Beach
Santa Ana
San Pedro
Huntington Beach
Irvine
Newport Beach
Laguna Beach
Dana Point
Mission Viejo
Santa Monica Bay
San Pedro Bay
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Acquisition
Sponsor:	JDM Partners Opportunity Fund II LLC
Borrower:	JDM II SF National, LLC
Original Balance(1):	$55,500,000
Cut-off Date Balance(1):	$55,500,000
% by Initial UPB:	3.9%
Interest Rate:	4.6266%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Anticipated Repayment Date(2):	April 6, 2024
Maturity Date:	April 6, 2029
Amortization:	Interest Only, ARD
Additional Debt(1):	$328,000,000 Pari Passu Debt
Call Protection(3):	L(29), D(87), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$113
Balloon Balance / Sq. Ft.:	$113
Cut-off Date LTV:	71.0%
Balloon LTV:	71.0%
Underwritten NOI DSCR:	2.03x
Underwritten NCF DSCR:	2.02x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.5%
Underwritten NOI Debt Yield at Balloon:	9.5%
Underwritten NCF Debt Yield at Balloon:	9.5%

Property Information
Single Asset / Portfolio:	Portfolio of 14 properties
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Various
Year Built / Renovated:	Various
Total Sq. Ft.:	3,397,783
Property Management:	Self-managed
Underwritten NOI:	$36,587,870
Underwritten NCF:	$36,301,983
Appraised Value:	$540,100,000
Appraisal Date:	March 1, 2014

Historical NOI(6)
Most Recent NOI:	NAV
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	100.0% (September 6, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
The State Farm Portfolio Loan Combination is evidenced by four pari passu notes in an aggregate amount of $383.5 million. Note A-1, with an Original Balance and Cut-off Date Balance of $55.5 million, is the controlling note and will be included in the trust. The pari passu companion loans are comprised of the non-controlling Note A-2, Note A-3 and Note A-4, with original principal balances of $100.0 million, $128.0 million and $100.0 million, respectively. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)
If the State Farm Portfolio Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.6266% to (i) from April 11, 2024, the first day of the interest period immediately following the Anticipated Repayment Date, through April 10, 2026, the greater of (A) the five-year treasury note rate in effect on the Anticipated Repayment Date plus 3.50% and (B) 7.6266% and (ii) from April 11, 2026 through April 10, 2029, the last day of the interest period relating to the Maturity Date, the greater of (A) the five-year treasury note rate in effect on the second anniversary of the Anticipated Repayment Date plus 4.50% and (B) 8.6266%.

(3)	Partial release is permitted. See “Partial Release” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	DSCR, LTV, Debt Yield and Balance/Sq. Ft. calculations are based on the aggregate State Farm Portfolio Loan Combination.
(6)
Historical NOI and Historical Occupancy are not available because the State Farm Portfolio Properties were acquired on April 1, 2014 by the borrower from an affiliate of Lone Star Funds, which previously acquired the State Farm Portfolio Properties from State Farm Mutual Automobile Insurance Company and nine other properties in November 2013 in a sale-leaseback transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

Property Summary
Property Name	Location	Sq. Ft.	Year Built / Renovated	Allocated Whole Loan Amount	Appraised Value	Occupancy(1)
Charlottesville State Farm Office	Charlottesville, VA	362,155	1978 / 2012	$51,762,914	$72,900,000	100.0%
Murfreesboro State Farm Office	Murfreesboro, TN	402,177	1989 / NAP	$45,514,442	$64,100,000	100.0%
Ballston Spa State Farm Office	Malta, NY	336,382	1991 / 2012	$40,828,087	$57,500,000	100.0%
Birmingham State Farm Office	Birmingham, AL	312,989	1992 / NAP	$37,277,819	$52,500,000	100.0%
Tulsa State Farm Office	Tulsa, OK	287,580	1989 / NAP	$33,017,497	$46,500,000	100.0%
Columbia State Farm Office	Columbia, MO	335,049	1992 / 2008-2013	$32,875,486	$46,300,000	100.0%
Jacksonville State Farm Office	Jacksonville, FL	302,440	1977 / NAP	$32,662,470	$46,000,000	100.0%
Lincoln North State Farm Office	Lincoln, NE	224,175	1988 / 2011	$23,999,815	$33,800,000	100.0%
Greeley Central State Farm Office	Greeley, CO	194,203	2003 / NAP	$21,656,638	$30,500,000	100.0%
New Albany State Farm Office	New Albany, OH	148,782	2002 / NAP	$18,532,401	$26,100,000	100.0%
Lincoln South State Farm Office	Lincoln, NE	128,971	2000 / 2007	$13,775,042	$19,400,000	100.0%
Greeley South State Farm Office	Greeley, CO	112,874	2003 / NAP	$11,857,897	$16,700,000	100.0%
Kalamazoo State Farm Office	Portage, MI	105,639	1989 / 1998	$10,082,762	$14,200,000	100.0%
Greeley North State Farm Office	Greeley, CO	144,367	2001 / NAP	$9,656,730	$13,600,000	100.0%
Total / Wtd. Avg.		3,397,783		$383,500,000	$540,100,000	100.0%
(1)	As of September 6, 2014.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
State Farm Mutual Automobile Insurance Company	NR/NR/AA	3,397,783	100.0%	$9.65	100.0%	11/30/2028(1)
Total / Wtd. Avg.		3,397,783	100.0%	$9.65	100.0%
(1)
State Farm Mutual Automobile Insurance Company has two, 5-year renewal options remaining. Two of the State Farm Portfolio Properties, Greeley North State Farm Office (4.2% of net rentable area and 4.1% of underwritten base rent) and Greeley South State Farm Office (3.3% of net rentable area and 3.2% of underwritten base rent), have lease expiration dates of November 30, 2018 and November 30, 2023, respectively.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	1	144,367	4.2%	144,367	4.2%	$9.25	4.1%	4.1%
2019	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2020	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2021	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2022	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2023	1	112,874	3.3%	257,241	7.6%	$9.25	3.2%	7.3%
2024	0	0	0.0%	257,241	7.6%	$0.00	0.0%	7.3%
Thereafter	12	3,140,542	92.4%	3,397,783	100.0%	$9.69	92.7%	100.0%
Vacant	NAP	0	0.0%	3,397,783	100.0%	NAP	NAP
Total / Wtd. Avg.	14	3,397,783	100.0%			$9.65	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

The Loan. The State Farm Portfolio loan (the “State Farm Portfolio Loan”) consists of the controlling Note A-1 in the original principal amount of $55.5 million, which is one of four pari passu notes of a fixed rate loan in the aggregate principal amount of $383.5 million (the “State Farm Portfolio Loan Combination”). The State Farm Portfolio Loan Combination is secured by the borrower’s fee simple interest in a 14-property suburban office building portfolio containing 3,397,783 sq. ft. in the aggregate, all of which are 100.0% leased by the State Farm Mutual Automobile Insurance Company (the “State Farm Portfolio Properties”). Only the controlling Note A-1, with an original principal balance of $55.5 million will be included in the COMM 2014-UBS5 mortgage trust. The non-controlling Note A-2, with an original principal balance of $100.0 million, the non-controlling Note A-3, with an original balance of $128.0 million, and the non-controlling Note A-4, with an original principal balance of $100.0 million, were included in the COMM 2014-UBS3 mortgage trust, the COMM 2014-UBS4 mortgage trust and the MSBAM 2014-C16 mortgage trust, respectively.

The State Farm Portfolio Loan Combination has an anticipated repayment date of April 6, 2024 (the “Anticipated Repayment Date”) and a stated maturity date of April 6, 2029. Through and including April 10, 2024, the last day of the interest period in which the Anticipated Repayment Date occurs, the interest on the State Farm Portfolio Loan Combination will accrue at a fixed rate of 4.6266% per annum (the “Regular Interest Rate”) and debt service will be paid on an interest only basis. If the State Farm Portfolio Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.6266% to (i) from April 11, 2024, the first day of the interest period immediately following the Anticipated Repayment Date, through April 10, 2026, the greater of (A) the five-year treasury note rate in effect on the Anticipated Repayment Date plus 3.50% and (B) 7.6266% and (ii) from April 11, 2026 through April 10, 2029, the last day of the interest period relating to the stated maturity date, the greater of (A) the five-year treasury note rate in effect on the second anniversary of the Anticipated Repayment Date plus 4.50% and (B) 8.6266%. From and after April 11, 2024, interest in excess of the Regular Interest Rate will be deferred (together with interest thereon, the “Deferred Interest”) and excess cash flow will be applied, pro rata, to each of the notes evidencing the State Farm Portfolio Loan Combination, first to reduce the outstanding principal balance and thereafter to pay the Deferred Interest.

The proceeds of the State Farm Portfolio Loan Combination, along with approximately $162.2 million in equity from the sponsor, were used to purchase the State Farm Portfolio Properties for $540.0 million and pay closing costs of approximately $5.7 million. Based on the aggregate appraised value of $540.1 million as of March 1, 2014, the cut-off date LTV ratio of the State Farm Portfolio Loan Combination is 71.0%.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$55,500,000	$55,500,000	COMM 2014-UBS5	Yes
Note A-2	$100,000,000	$100,000,000	COMM 2014-UBS3	No
Note A-3	$128,000,000	$128,000,000	COMM 2014-UBS4	No
Note A-4	$100,000,000	$100,000,000	MSBAM 2014-C16	No
Total	$383,500,000	$383,500,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$383,500,000	70.3%	Purchase Price	$540,000,000	99.0%
Sponsor Equity	$162,226,983	29.7%	Closing Costs	$5,726,983	1.0%
Total Sources	$545,726,983	100.0%	Total Uses	$545,726,983	100.0%

The Borrower / Sponsor. The borrower, JDM II SF National, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The indirect owner of the borrower and the nonrecourse carve-out guarantor is JDM Partners Opportunity Fund II LLC (the “Sponsor”).

The Sponsor is managed by JDM Partners, L.L.C. (“JDM”). JDM is a full-service real estate firm founded in 1983 by Jerry Colangelo, David Eaton and Mel Shultz that specializes in the development and management of commercial properties. JDM has owned and developed 15 business parks in Arizona and its principals have collectively completed over 100 real estate transactions. JDM is the sole manager of two investment funds, JDM Partners Opportunity Fund I, LLC (“Fund I”) and the Sponsor, JDM Partners Opportunity Fund II LLC. Fund I assets include the Arizona Biltmore’s two 18-hole championship golf courses, the Wigwam Golf Resort and Spa, and the La Costa Apartments. The Sponsor’s assets include the five-building, 372,408 sq. ft. State Farm Operations Center and the two-story, 104,836 sq. ft. TSYS Operations Center, both located in Tempe, Arizona, in addition to the State Farm Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

The Properties. The State Farm Portfolio Properties consist of the fee simple interests in 14 suburban office properties located in 11 states totaling approximately 3.4 million sq. ft., all of which are 100.0% leased and occupied by State Farm Mutual Automobile Insurance Company (rated AA by S&P) (“State Farm”). State Farm is a mutual company with policyholder members and insures more cars, homes, and watercraft than any other insurer in the United States. State Farm had over 80 million policies and accounts at the end of 2013, 65,000 employees and 18,000 agents. State Farm is ranked No. 44 on the Fortune 500 as of 2013. State Farm also has over 450,000 accounts in their mutual funds division, and State Farm Bank, a subsidiary of State Farm, is the 78th largest bank in the United State in terms of assets with approximately $15 billion in assets. The A.M. Best Co., which provides an independent opinion of an insurer’s ability to meet its financial obligations, has awarded State Farm its highest financial strength rating of A++. State Farm reported net premiums written for the year ending 2013 of $34.6 billion, an increase of 4.2% from $33.2 billion for the year ending 2012. Net income reported for the year ending 2013 increased to $1.8 billion, up from $1.5 billion in 2012. State Farm reported total assets of approximately $129.3 billion and policy holders’ surplus of $75.7 billion in 2013, up from $65.2 billion in 2012.

The State Farm Portfolio Properties house operations that service State Farm’s diversified business lines and large network of agents. Most of the buildings were built for State Farm between 1977 and 2003.  Since the initial construction or purchase of these buildings, State Farm invested over $164.5 million of additional capital to upgrade or renovate the State Farm Portfolio Properties.

Leases. Each of the State Farm Portfolio Properties is 100.0% leased and occupied pursuant to individual leases between the borrower and State Farm Mutual Automobile Insurance Company. Each lease originally had a 15-year term, with approximately 14 years remaining as of the Cut-off Date, except the Greeley South State Farm Office property and the Greeley North State Farm Office property, which have approximately 9 and 4 years remaining, respectively. Each lease has 2% annual rent increases and two five-year renewal options at fair market rent, with a floor of the prior year’s contractual rent. There are no termination options or contraction rights, except that the tenant may terminate an individual lease in connection with a condemnation if the tenant reasonably determines that the applicable taking has rendered the premises unsuitable for its intended purposes. Current rental rates at the State Farm Portfolio Properties range from $8.00 to $12.00 PSF, with a weighted average of $9.65 PSF. The leases are structured on an absolute triple net (NNN) basis, with the tenant responsible for all taxes, insurance, code compliance, utilities, maintenance, and repair and replacement expenses related to the buildings. The minimum credit rating of the tenant’s insurers is A.M. Best Co.’s financial strength rating of A-; however, the tenant has the right to self-insure if it has a credit rating of at least AA as determined or assigned by S&P. The landlord has consent rights with respect to any reorganization, merger, consolidation or sale of substantially all of the tenant’s assets if the surviving entity does not have an A.M. Best Co.’s financial strength rating that is the same or greater than that of the tenant immediately prior to such transaction (or if the surviving entity has no A.M. Best Co.’s financial strength rating). However, the tenant is permitted to consummate the reorganization, merger, consolidation or sale without the landlord’s consent if it prepays the base rent for the balance of the initial term of the lease, discounted to present value using a 6% discount rate (the “Base Rent Prepayment”). The borrower has the right to decline the Base Rent Prepayment, and the loan documents require the borrower to decline the Base Rent Prepayment unless the lender agrees to permit the borrower to accept the Base Rent Prepayment.

Environmental Matters. The Phase I environmental reports dated between March 10, 2014 and March 18, 2014 recommended no further action at the State Farm Portfolio Properties except for the development and implementation of asbestos operation and maintenance plans at certain properties, which are already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

The Market. The 14 State Farm Portfolio Properties are located in 11 different states.

Market Summary(1)
Property Name	Location	Metropolitan Statistical Area	Concluded Market Rent PSF	In Place Rent PSF(2)	Average Household Income(3)	Population(3)
Charlottesville State Farm Office	Charlottesville, VA	Charlottesville	$13.00	$12.00	$76,706	92,308
Murfreesboro State Farm Office	Murfreesboro, TN	Nashville-Davidson-Murfreesboro	$9.50	$9.50	$66,140	89,537
Ballston Spa State Farm Office	Malta, NY	Albany	$12.00	$10.25	$92,587	37,603
Birmingham State Farm Office	Birmingham, AL	Birmingham-Hoover	$10.00	$10.00	$64,268	180,241
Tulsa State Farm Office	Tulsa, OK	Tulsa	$12.00	$9.75	$60,197	205,735
Columbia State Farm Office	Columbia, MO	Columbia	$8.50	$8.25	$67,337	90,611
Jacksonville State Farm Office	Jacksonville, FL	Jacksonville	$9.00	$9.00	$67,347	166,690
Lincoln North State Farm Office	Lincoln, NE	Lincoln	$9.00	$9.00	$65,499	157,335
Greeley Central State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
New Albany State Farm Office	New Albany, OH	Columbus	$10.50	$10.50	$99,499	90,357
Lincoln South State Farm Office	Lincoln, NE	Lincoln	$9.00	$9.00	$65,861	157,951
Greeley South State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
Kalamazoo State Farm Office	Portage, MI	Kalamazoo-Portage	$7.50	$8.00	$56,587	124,082
Greeley North State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
Wtd. Avg.			$10.23	$9.65	$73,098	110,209
(1)	Source: Appraisal.
(2)	Source: Rent roll dated March 1, 2014.
(3)	Source: 2014 estimates based on a five-mile radius per market research reports dated February 25, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent	$32,795,862	$9.65
Rent Steps(1)	655,917	0.19
Straight Line Rent(2)	3,296,278	0.97
Gross Potential Rent	$36,748,057	$10.82
Less: Vacancy(3)	(160,187)	(0.05)
Effective Gross Income	$36,587,870	$10.77
Total Operating Expenses	0.00	0.00
Net Operating Income	$36,587,870	$10.77
Tenant Improvements	156,171	0.05
Leasing Commissions	93,703	0.03
Capital Expenditures	36,014	0.01
Net Cash Flow	$36,301,983	$10.68
(1)	U/W Rent Steps includes contractual rent increases through November 30, 2014. All State Farm leases include annual 2% rent escalations.
(2)
Straight Line Rent represents the average of the annual rent increases up to three years prior to the lease expiration date, excluding the Greeley South State Farm Office and the Greeley North State Farm Office properties for which no rent steps were underwritten.

(3)	U/W Vacancy represents 0.4% of gross income. As of September 6, 2014, the State Farm Portfolio Properties were 100.0% occupied.

Property Management. The State Farm Portfolio Properties are self-managed.

Lockbox / Cash Management. The State Farm Portfolio Loan is structured with a hard lockbox and in place cash management. The borrower was required to send a tenant direction letter to the tenant instructing them to deposit all rents and other payments into a lender-controlled lockbox account. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed according to the loan documents. So long as no Cash Sweep Event Period (as defined below) exists, all excess cash flow in the cash management account will be released to the borrower. During a Cash Sweep Event Period (other than a Cash Sweep Event Period arising solely pursuant to a Major Tenant Trigger Event (as defined below)), all excess cash flow will be held as additional collateral for the State Farm Portfolio Loan Combination. During a Cash Sweep Event Period arising solely pursuant to a Major Tenant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

Trigger Event, all excess cash flow will be deposited into a leasing reserve account and will be available to pay for tenant improvements and leasing commissions incurred in connection with certain replacement leases.

A “Cash Sweep Event Period” will commence upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the debt service coverage ratio falling below 1.50x (subject to certain rights of the borrower to post cash collateral to avoid the applicable cash sweep), (iv) if any individual property is self-managed, a felony indictment or an indictment for fraud of the guarantor or any director or officer of the borrower or guarantor, or if any individual property is managed by an affiliated manager, a felony indictment or an indictment for fraud of the affiliated manager or any director or officer of the affiliated manager, (v) the borrower fails to prepay, repay or defease the State Farm Portfolio Loan Combination on or before April 6, 2024 or (vi) a Major Tenant Trigger Event. A Cash Sweep Event Period will end, with respect to clause (i) above, upon the cure of the event of default, with respect to clause (ii) above, when the bankruptcy action has been discharged, stayed or dismissed, with respect to clause (iii) above, when the debt service coverage ratio is greater than 1.55x for two consecutive quarters, with respect to clause (iv) above, when the borrower engages a qualified manager or replaces the manager with a qualified manager and with respect to clause (vi) above, when the Major Tenant Trigger Event has been cured.

A “Major Tenant Trigger Event” will commence (i) if any Major Tenant (as defined below) gives notice of its intention to terminate or not extend or renew any of its leases, (ii) if any Major Tenant fails to extend or renew any of its leases twelve months prior to the then applicable expiration date, (iii) if any Major Tenant fails to notify the borrower of its election to extend or renew any of its leases on a timely basis, (iv) if an event of default under any Major Tenant’s lease has occurred, (v) if a Major Tenant or any guarantor of a Major Tenant’s lease becomes insolvent or a debtor in any bankruptcy action, or (vi) if any Major Tenant lease is terminated or is no longer in full force and effect. However, (A) no Major Tenant Trigger Event will occur solely as a result of any of the events described in clauses (i) through (iii) above relating to the Greeley South State Farm Office property or the Greeley North State Farm Office property, as applicable, and (B) in the event that State Farm is no longer liable or responsible for any tenant obligations under any lease relating to the Greeley South State Farm Office property or the Greeley North State Farm Office property, as applicable, no Major Tenant Trigger Event will occur solely as a result of any of the events described in clauses (iv) through (vi) above. A Major Tenant Trigger Event will end, with respect to clause (i) above, when either (a) the applicable Major Tenant has unconditionally revoked or rescinded all termination or cancellation notices with respect to the applicable lease, has re-affirmed the applicable lease as being in full force and effect and is paying full unabated rent under the applicable lease, (b) the applicable Major Tenant has entered into an extension satisfying certain conditions set forth in the loan documents with respect to all of the space demised under the applicable lease and certain conditions set forth in the loan documents relating thereto have been satisfied, or (c) the Re-Tenanting Criteria (as defined below) has been satisfied with respect to the applicable space, with respect to clause (ii) or (iii) above, either (a) the applicable Major Tenant has entered into an extension with respect to all of the space demised under the applicable lease and certain conditions set forth in the loan documents relating thereto have been satisfied, or (b) the Re-Tenanting Criteria has been satisfied with respect to the applicable space, with respect to clause (iv) above, when the event of default has been cured, with respect to clause (v) above, when the applicable lease is affirmed and the applicable Major Tenant is open for business and paying full rent or the bankruptcy action of the applicable lease guarantor is discharged or dismissed and such bankruptcy does not have a material adverse effect on the lease guarantor’s ability to perform its obligations, and with respect to clause (vi) above, when the Re-Tenanting Criteria has been satisfied with respect to the applicable space.

“Re-Tenanting Criteria” means (i) certain conditions set forth in the loan documents with respect to re-leasing have been satisfied with respect to all of the applicable space, or (ii) (A) in the event that a Major Tenant Trigger Event exists with respect to fewer than all of the properties, the occupancy rate at each individual property will be not less than 90.0%, and (B) the debt service coverage ratio based upon the trailing twelve month period immediately preceding the date of such determination is greater than certain debt service coverage ratio benchmarks specified in the loan documents.

“Major Tenant” means, with respect to any individual property, (i) State Farm, and/or (ii) any tenant that occupies 25.0% or more of the respective individual property’s net rentable area or pays 25.0% or more of the respective individual property’s base rent.

Initial Reserves.  None.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, (ii) 1/12 of the estimated insurance premiums, (iii) 1/12 of $1 PSF of each individual property for TI/LC reserves and (iv) 1/12 of $0.25 PSF of each individual property for replacement reserves, provided that, with respect to any individual property then leased to State Farm, no ongoing reserves are required if the following conditions are met: with respect to reserves for taxes, insurance premiums and replacements, (a) no event of default under the applicable State Farm lease will have occurred and be continuing and such State Farm lease is in full force and effect, (b) neither State Farm nor any lease guarantor under the applicable State Farm lease is insolvent or a debtor in any bankruptcy action, (c) State Farm is obligated under the terms of its lease to pay taxes, maintain insurance, and maintain such individual property, as applicable, and is doing so on a timely basis, and (d) State Farm is performing

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

such obligations in a timely manner under its State Farm lease and the borrower timely provides to lender evidence of such performance, and with respect to TI/LC reserves, (a) no event of default under the applicable State Farm lease will have occurred and be continuing and such State Farm lease is in full force and effect and (b) neither State Farm nor any lease guarantor under the applicable State Farm lease is insolvent or a debtor in any bankruptcy action.  In addition, in the event the lender permits the borrower to accept the Base Rent Prepayment, the borrower is required to deposit the Base Rent Prepayment into a reserve. A portion of the funds on deposit in such reserve in an amount equal to (i) up to and including April 6, 2017, the monthly base rent due under the State Farm leases, and (ii) thereafter, monthly debt service with respect to the loan, will be released on each monthly payment date and deposited into the cash management account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None permitted.

Partial Release.  So long as no event of default has occurred and remains outstanding, the borrower has the right to (1) at any time after the defeasance lockout period, but upon 60 days’ notice, obtain a release of an individual property upon the defeasance by the borrower of a portion of the State Farm Portfolio Loan Combination equal to 110.0% of the allocated loan amount of such individual property (or, in the case of the Greeley North State Farm Office property, 100.0% of the allocated loan amount), and (2) in the event all notes comprising the State Farm Portfolio Loan Combination have not been securitized by the fourth anniversary of the first monthly payment date of the State Farm Portfolio Loan Combination, obtain a release of an individual property with a yield maintenance charge and the prepayment by the borrower of a portion of the State Farm Portfolio Loan Combination equal to 110.0% of the allocated loan amount of such individual property (or, in the case of the Greeley North State Farm Office property, 100.0% of the allocated loan amount).  Each of (1) or (2) in the previous sentence is subject to certain conditions set forth in the loan documents, including: (i) the aggregate release amount of all individual properties released does not exceed 25.0% of the original State Farm Portfolio Loan Combination amount (unless the entire State Farm Portfolio Loan Combination is defeased or prepaid), (ii) the debt service coverage ratio after such release is no less than the greater of (A) the debt service coverage ratio at closing of the State Farm Portfolio Loan Combination and (B) the debt service coverage ratio immediately prior to such release, (iii) the debt yield after such release is no less than the greater of (A) the debt yield at closing of the State Farm Portfolio Loan Combination and (B) the debt yield immediately prior to such release, and (iv) the LTV after such release is no greater than the lesser of (A) the LTV at closing of the State Farm Portfolio Loan Combination and (B) the LTV immediately prior to such release.  In addition, the borrower has the right after the occurrence of the scheduled expiration date of the State Farm lease relating to the Greeley North State Farm Office property to obtain a release of the Greeley North State Farm Office property upon satisfaction of certain conditions set forth in the loan documents, including a prepayment of 100.0% of the allocated loan amount without defeasance or prepayment fee or premium. The borrower also has the right, without defeasance or prepayment fee or premium, to obtain the release of certain unimproved outparcels upon satisfaction of certain conditions set forth in the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 71.0% 2.02x 9.5%

CANADA
MEXICO
Gulf of Mexico
ATLANTIC OCEAN
ND
Fargo
Bismarck
MT
SD
Rapid City
WY
Casper
Minneapolis
MN
WI
Milwaukee
MI
Detroit
Buffalo
Albany
NY
Chicago
Toledo
Cleveland
NE
IA
Des Moines
Omaha
Denver
CO
Colorado Springs
UT
Kansas City
KS
Wichita
MO
St Louis
IL
IN
Indianapolis
OH
Columbus
Cincinnati
Lexington
KY
WV
PA
Pittsburgh
New York
Philadelphia
MD
Baltimore
Washington DC
VA
Richmond
Nashville
TN
NC
Charlotte
OK
Oklahoma City
AR
Little Rock
Memphis
Albuquerque
NM
Las Cruces
AZ
Tucson
Atlanta
SC
GA
AL
MS
Jackson
Fort Worth
Dallas
Shreveport
TX
LA
Austin
Houston
San Antonio
New Orleans
Tampa
Orlando
FL
Miami
1
2
3
4
5
6
7
8
9
10
11
12
13
14

STATE FARM PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Charlottesville State Farm Office	1500 State Farm Boulevard	Charlottesville	VA	22909
2	Murfreesboro State Farm Office	2500 Memorial Boulevard	Murfreesboro	TN	37131
3	Ballston Spa State Farm Office	100 State Farm Place	Malta	NY	12020
4	Birmingham State Farm Office	100 State Farm Parkway	Birmingham	AL	35209
5	Tulsa State Farm Office	12222 State Farm Boulevard	Tulsa	OK	74146
6	Columbia State Farm Office	4700 South Providence Road	Columbia	MO	65203
7	Jacksonville State Farm Office	8001 Baymeadows Way	Jacksonville	FL	32256
8	Lincoln North State Farm Office	222 South 84th Street	Lincoln	NE	68510
9	Greeley Central State Farm Office	1555 Promontory Circle	Greeley	CO	80634
10	New Albany State Farm Office	5400 New Albany Road East	New Albany	OH	43054
11	Lincoln South State Farm Office	500 South 84th Street	Lincoln	NE	68510
12	Greeley South State Farm Office	1555 Promontory Circle	Greeley	CO	80634
13	Kalamazoo State Farm Office	5564 Portage Road	Portage	MI	49002
14	Greeley North State Farm Office	1555 Promontory Circle	Greeley	CO	80634

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	George Comfort & Sons, Inc.
Borrower:	Quakerbridge Partners, L.L.C.
Original Balance:	$48,000,000
Cut-off Date Balance:	$48,000,000
% by Initial UPB:	3.4%
Interest Rate:	5.3000%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	360 months for the first 84 months; interest only thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(1)
	Initial	Monthly
Taxes:	$222,473	$111,237
Insurance:	$0	Springing
Replacement:	$0	$7,453
TI/LC:	$54,220	$41,773
Required Repairs:	$64,094	NAP
Unfunded Tenant Obligations Funds:	$13,074	NAP
Condominium Common Charges Fund:	$0	Condominium common charges due for following month

Financial Information
Cut-off Date Balance / Sq. Ft.:	$113
Balloon Balance / Sq. Ft.:	$100
Cut-off Date LTV:	71.6%
Balloon LTV:	63.8%
Underwritten NOI DSCR(2):	1.56x
Underwritten NCF DSCR(2):	1.37x
Underwritten NOI Debt Yield:	10.4%
Underwritten NCF Debt Yield:	9.1%
Underwritten NOI Debt Yield at Balloon:	11.6%
Underwritten NCF Debt Yield at Balloon:	10.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Hamilton, NJ
Year Built / Renovated:	1981, 1985, 1986 / 2003
Total Sq. Ft.:	425,859
Property Management:	George Comfort & Sons, Inc.
Underwritten NOI:	$4,973,852
Underwritten NCF:	$4,386,240
Appraised Value:	$67,000,000
Appraisal Date:	June 3, 2014

Historical NOI
Most Recent NOI:	$5,133,970 (T-12 May 31, 2014)
2013 NOI:	$5,153,512 (December 31, 2013)
2012 NOI(3):	$3,295,952 (December 31, 2012)
2011 NOI:	$5,693,697 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	91.8% (June 30, 2014)
2013 Occupancy:	97.4% (December 31, 2013)
2012 Occupancy:	97.1% (December 31, 2012)
2011 Occupancy:	97.4% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments.
(3)	For information regarding the decrease in the 2012 NOI see “Cash Flow Analysis” herein.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)(3)	Lease Expiration
State of New Jersey	A+/A1/A+	371,772	87.3%	$15.56	94.5%	6/30/2021(4)
Total Major Tenants		371,772	87.3%	$15.56	94.5%
Remaining Tenants		19,043	4.5%	$17.54	5.5%	Various
Total Occupied Collateral		390,815	91.8%	$15.65	100.0%
Vacant		35,044	8.2%
Total		425,859	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Base Rent PSF and % of Total U/W Base Rent include contractual rent steps through July 31, 2015.
(3)	% of Total U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(4)	As of January 1, 2016, the State of New Jersey has the right to vacate up to 77,465 sq. ft. with 15 months written notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	2	3,900	0.9%	3,900	0.9%	$19.71	1.3%	1.3%
2016	2	7,814	1.8%	11,714	2.8%	$19.19	2.5%	3.7%
2017	0	0	0.0%	11,714	2.8%	$0.00	0.0%	3.7%
2018	1	4,618	1.1%	16,332	3.8%	$15.59	1.2%	4.9%
2019	0	0	0.0%	16,332	3.8%	$0.00	0.0%	4.9%
2020	0	0	0.0%	16,332	3.8%	$0.00	0.0%	4.9%
2021	4	374,483	87.9%	390,815	91.8%	$15.54	95.1%	100.0%
2022	0	0	0.0%	390,815	91.8%	$0.00	0.0%	100.0%
2023	0	0	0.0%	390,815	91.8%	$0.00	0.0%	100.0%
2024	0	0	0.0%	390,815	91.8%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	390,815	91.8%	$0.00	0.0%	100.0%
Vacant	NAP	35,044	8.2%	425,859	100.0%	NAP	NAP
Total / Wtd. Avg.	9	425,859	100.0%			$15.65	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through July 31, 2015.
(3)
Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.    The Quakerbridge loan (the “Quakerbridge Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 425,859 sq. ft. suburban office park located at Quakerbridge Plaza Drive in Hamilton, New Jersey (the “Quakerbridge Property”) with an original principal balance of $48.0 million. The Quakerbridge Loan has a 10-year term and amortizes on a 30-year schedule for the first seven years of the loan term and thereafter requires interest only payments. The Quakerbridge Loan accrues interest at a fixed rate equal to 5.3000% and has a cut-off date balance of approximately $48.0 million. Loan proceeds, along with additional borrower equity of approximately $630,630, were used to retire existing debt of approximately $47.8 million, pay closing costs of $498,814 and fund upfront reserves of $353,861. Based on the appraised value of $67.0 million as of June 3, 2014, the cut-off date LTV is 71.6%. The most recent prior financing of the Quakerbridge Property was included in the MSC 2005-HQ7 securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,000,000	98.7%	Loan Payoff	$47,777,954	98.2%
Sponsor Equity	$630,630	1.3%	Reserves	$353,861	0.7%
			Closing Costs	$498,814	1.0%
Total Sources	$48,630,630	100.0%	Total Uses	$48,630,630	100.0%

The Borrower / Sponsor.    The borrower, Quakerbridge Partners, L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is George Comfort & Sons, Inc. (“GCS”). GCS is a real estate investment and management firm that currently manages approximately 12 million sq. ft. of commercial property, 70% of which it retains ownership interest in. Properties owned or managed by GCS in Manhattan include Worldwide Plaza (2.1 million sq. ft. office building), 200 Madison Avenue (750,000 sq. ft. office building), 498 Seventh Avenue (960,000 sq. ft. office building), and 63 Madison Avenue (870,000 sq. ft. office building). Notable office park properties owned or managed by GCS in addition to the Quakerbridge Property include 900 King Street (215,000 sq. ft., Rye Brook, NY), The Centre at Purchase (676,490 sq. ft., Purchase, NY), High Ridge Park (572,823 sq. ft., Stamford, CT) and Shippan Landing (780,000 sq. ft., Stamford, CT).

The Property.    The Quakerbridge Property consists of a 425,859 sq. ft. suburban office park containing 15 office buildings located at Quakerbridge Plaza Drive in Hamilton, New Jersey on an approximately 42.42-acre site. Buildings one through seven were constructed in 1981, buildings nine through eleven were constructed in 1985, buildings 12A, 12B, 12C and 12D (four inter-connected structures) were constructed in 1986, and the final building, building 1A, was constructed in 2003. The 15 buildings include four three-story buildings and eleven one-story buildings. The Quakerbridge Property features surface parking lots which provide 1,819 parking spaces, for a parking ratio of 4.23 spaces per 1,000 sq. ft. of net rentable area. Building floor plans typically include a lobby and office space, which include private offices, open office areas, conference rooms, and storage areas. Building 8, which was converted to use as a medical office condominium, is not part of the collateral for the Quakerbridge Loan. Since 2008, GCS has spent approximately $2.1 million on building improvements including HVAC replacements, roof replacements, façade treatment, sidewalk upgrades, pavement sealcoating, landscaping, and a security camera system. The largest tenant at the Quakerbridge Property is the State of New Jersey (Fitch/Moody’s/S&P: A+/A1/A+; 87.3% of NRA). As of June 30, 2014, the Quakerbridge Property was 91.8% leased to seven tenants.

Environmental Matters.    The Phase I environmental report dated June 3, 2014 recommended no further action at the Quakerbridge Property.

Major Tenant.

State of New Jersey (371,772 sq. ft., 87.3% of NRA, 94.5% of GPR) The State of New Jersey leases space for eight different divisions and programs at the Quakerbridge Property. The divisions and programs include the: Department of Human Services – Division of Family Development; Department of Health and Senior Services; Department of Human Services – Division of Medical Assistance and Health Services; Department of State – Office of Administrative Law; Higher Education Student Assistance Authority; Department of Treasury – Division of Taxation; Intoxicated Driving Program and State Office of Victim Witness Advocacy. The State of New Jersey has occupied space at the Quakerbridge Property since 1988 and certain buildings at the Quakerbridge Property were built-to-suit for the State of New Jersey. The State of New Jersey most recently extended its leases for an additional 11.5-year term in January 2010. The State of New Jersey leases numerous suites totaling 371,772 sq. ft., expiring in June 2021. Since 2007, the State of New Jersey has invested $2.8 million in capital expenditures in the Quakerbridge Property. Between September 2013 and November 2013, the State of New Jersey relocated 240 employees from downtown Trenton to the Quakerbridge Property. Further, approximately four years ago the tenant consolidated its Health and Human Services employees at the Quakerbridge Property from neighboring office buildings.

The Market.     The Quakerbridge Property is located at the southwest corner of Quakerbridge Plaza Drive and Quakerbridge Road in Hamilton, Mercer County, New Jersey. The Quakerbridge Property is located approximately one mile from the Interstate 295 interchange at Sloan Road, approximately 40 miles northeast of Philadelphia and 60 miles southwest of New York City. Trenton, New Jersey’s state capital, is located approximately four miles away from the Quakerbridge Property. As of 2014, Mercer County had a population of 369,442 and an unemployment rate of 5.0%. The top employer in Mercer County is the State of New Jersey, with over 20,000 employees working for the state in the region. Mercer Country is home to Princeton University, River University, and The College of New Jersey, which provide the county and surrounding areas with a highly skilled and educated labor pool. Mercer County has an excellent transportation infrastructure with a number of interstate highways such as the New Jersey Turnpike, I-295, I-195, US Route 130, US Route 206, Route 33, as well as state highways, commuter rail services, light rail system and the Trenton-Mercer

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

Airport. According to a market research report, the estimated 2014 population for the one-, three-, and five- mile radius is 6,628, 59,584, and 215,698, respectively.  The estimated 2014 median household income for the one-, three-, and five- mile radius is $93,748, $80,024, and $68,987, respectively.

According to a market research report, the Quakerbridge Property is located in the Northern New Jersey office market and the Princeton South office submarket. As of the first quarter of 2014, the Northern New Jersey office market contained 16,164 buildings with approximately 358.3 million sq. ft. of office space, an overall vacancy rate of 14.4%, and an average rental rate of $23.51 PSF. As of the first quarter of 2014, the Princeton South office submarket consisted of approximately 29.4 million sq. ft. in 1,007 buildings with an overall vacancy rate of 14.6% and an average asking rent of $23.76 PSF.

Lease Comparables(1)
Property	City, State	Distance	Occupancy	Year Built	Lease Area (Sq. Ft.)	Asking Rate PSF (Net)	Class
Quakerbridge Property	Hamilton, NJ	NAP	91.8%(2)	1981-1986	425,859(2)	$14.68	B
100 College Road West	Princeton, NJ	10.2 mi	100.0%	2000	154,101	$32.00	A
107 College Road East	Princeton, NJ	11.5 mi	100.0%	1980	80,000	$23.50	A/B
370 Scotch Road	Ewing Township, NJ	10.2 mi	55.7%	1981	127,530	$13.90	B
210 Carnegie Center	West Windsor, NJ	6.3 mi	100.0%	1985	161,776	$28.75	A
4 Research Way	Princeton, NJ	10.8 mi	69.4%	1984	148,072	$27.00	A
457 North Harrison Street	Princeton, NJ	9.5 mi	100.0%	1985	40,000	$17.50	B
Total / Wtd. Avg.(3)					711,479	$25.21
(1)	Source: Appraisal.
(2)	Based on underwritten rent roll dated June 30, 2014.
(3)	Total/Wtd. Avg. does not include the Quakerbridge Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012(1)	2013	T-12 5/31/2014	U/W	U/W PSF
Base Rent	$7,644,007	$3,880,982	$6,178,375	$6,176,558	$5,820,031	$13.67
Value of Vacant Space	0	0	0	0	587,511	1.38
Rent Steps(2)	0	0	0	0	1,361	0.00
Straight Line Rent	0	0	0	0	295,626	0.69
Gross Potential Rent	$7,644,007	$3,880,982	$6,178,375	$6,176,558	$6,704,528	$15.74
Total Recoveries	1,596,400	2,390,354	1,955,259	1,968,909	1,861,073	4.37
Total Other Income(3)	308,774	319,723	229,624	172,619	127,500	0.30
Less: Vacancy(4)	0	0	0	0	(587,511)	(1.38)
Effective Gross Income	$9,549,181	$6,591,059	$8,363,258	$8,318,086	$8,105,591	$19.03
Total Operating Expenses	3,855,484	3,295,107	3,209,746	3,184,116	3,131,738	7.35
Net Operating Income	$5,693,697	$3,295,952	$5,153,512	$5,133,970	$4,973,852	$11.68
TI/LC	0	0	0	0	498,182	1.17
Capital Expenditures	0	0	0	0	89,430	0.21
Net Cash Flow	$5,693,697	$3,295,952	$5,153,512	$5,133,970	$4,386,240	$10.30

(1)	2012 Net Operating Income decreased as a result of tenant improvement allowance and free rent associated with the renewal of the State of New Jersey lease.
(2)	U/W Base Rent includes contractual rent steps through July 31, 2015.
(3)	Total Other Income includes operating expense reimbursements from non-collateral condominium owners and payments for miscellaneous work performed by the landlord and billed back to the tenant.
(4)	U/W Vacancy is underwritten to 6.9%. As of the June 30, 2014 rent roll, the Quakerbridge Property was 91.8% occupied.

Property Management.  The Quakerbridge Property is managed by GCS, a borrower affiliate.

Lockbox / Cash Management.  The Quakerbridge Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents. Provided no Cash Sweep Event Period (as defined below) exists, all funds remaining will be remitted to the borrower. Should such Cash Sweep

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

Event Period be caused by a Major Tenant Trigger Event (as defined below), all excess cash flow will be instead swept into a major tenant rollover reserve fund and deposited with lender for tenant improvements, tenant allowances and leasing commissions.

A “Cash Sweep Event Period” will commence upon the occurrence of (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the debt service coverage ratio based on the trailing twelve-month period falling below 1.05x, (iv) a felony or fraud indictment of the guarantor, property manager or any director or officer of the borrower, guarantor or manager, (v) a Major Tenant Trigger Event, or (vi) the closing of the Quakerbridge Loan. A Cash Sweep Event Period will be cured, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender or the lender’s waiver of such event of default, (B) with respect to clause (ii) above, if the petition was involuntary upon the dismissal or discharge of the filing within sixty days in the case of the borrower or guarantor, or one-hundred and twenty days in the case of the manager, (C) with respect to clause (iii) above, upon the aggregate debt service coverage ratio based on the trailing twelve-month period being at least 1.10x for two consecutive calendar quarters, (D) with respect to clause (iv) above, upon the property manager being replaced with a qualified manager, (E) with respect to clause (v) above, upon the cure of the applicable Major Tenant Trigger Event and (F) with respect to clause (vi) above, upon The State of New Jersey Cure Event (as defined below).

A “Major Tenant Trigger Event” will commence upon (i) bankruptcy action of a Major Tenant (as defined below), (ii) either a Major Tenant (a) providing notice of its intent to terminate the lease or terminating the lease, or (b) failing to provide timely notice of extension or renewal within 36 months of the lease expiration date, (iii) a Major Tenant going dark or vacating, (iv) defaulting under a Major Tenant lease or (v) the long term credit rating of a Major Tenant or guarantor under the Major Tenant lease is downgraded below “BBB-” by S&P or another rating agency. A Major Tenant Trigger Event will be cured (A) with respect to clause (i) above, the Major Tenant has unconditionally affirmed its lease in its bankruptcy action and the lender has been provided a Major Tenant estoppel certificate, (B) with respect to clause (ii) above, if the Major Tenant has (a) renewed its lease for a term that does not expire until at least five years after the maturity date of the Quakerbridge Loan, or (b) re-let the entire applicable Major Tenant space to one or more replacement tenants, (C) with respect to clause (iii) above,  borrower has (a) provided lender with written evidence that the Major Tenant has rescinded its notice to go dark or has re-opened for business, or (b) re-let the applicable Major Tenant space to one or more replacement tenants, (D) with respect to clause (iv) above, the event of default has been cured and lender has been provided a Major Tenant estoppel certificate and (E) with respect to clause (v) above, the long term credit rating of a Major Tenant or guarantor under the applicable lease is rated at least “BBB-” by S&P or another rating agency.

A “Major Tenant” is (i) the State of New Jersey, or (ii) any tenant or replacement tenant whose lease individually or together with affiliated tenants (a) covers 20% or more of the total rentable sq. ft. at the Quakerbridge Property, or (b) equals or exceeds 20% of the gross income from operations.

“The State of New Jersey Cure Event” means the delivery of written evidence to lender that (i) the State of New Jersey has not exercised its contraction right, (ii) the State of New Jersey has renewed its lease for a term that does not expire until at least 5 years after the maturity date of the Quakerbridge Loan and (iii) there are no defaults under the State of New Jersey lease.

Initial Reserves.  At closing, the borrower deposited (i) $222,473 into a tax reserve account, (ii) $54,220 into the TI/LC reserve account for outstanding tenant improvement obligations to Friedmanimm, LLC, (iii) $13,074 into the unfunded tenant obligations funds in connection with $7,200 of free rent for Inclusive Montessori, LLC and $5,874 of free rent for Friedmanimm, LLC, and (iv) $64,094 into a required repairs fund for immediate repairs.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $111,237, into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account unless the Insurance Deposit Waiver Conditions (as defined below) are satisfied, (iii) $7,453 into a capital expenditure account, (iv) $41,773 into a TI/LC reserve account and (v) the amount equal to the condominium common charges payable by the borrower for the following month into the condominium common charges fund.

“Insurance Deposit Waiver Conditions” means (i) no event of default has occurred and is continuing; (ii) the borrower maintains in full force and effect a blanket insurance policy that complies with all the terms and conditions of the loan agreement; and (iii) at least thirty (30) days prior to the expiration of such blanket insurance policy, the borrower provides to the lender written evidence of renewal of such policy and paid receipts for the payment of the insurance premiums prior to the expiration of such policy.

Current Mezzanine or Subordinate Indebtedness.      None.

Future Mezzanine or Subordinate Indebtedness Permitted.      None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Quakerbridge Plaza Drive Hamilton, NJ 08619	Collateral Asset Summary – Loan No. 8 Quakerbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 71.6% 1.37x 10.4%

MAP © 2014 CARTIFACT · DATA © BROADMAP
Quakerbridge
Quakerbridge Plaza Drive
Hamilton, NJ 08619
Pennington
TWIN PINE AIRPORT
Mercer Mall
Quaker Bridge Mall
BRUNSWICK PIKE
Rider University-Lawrenceville
TRENTON MERCER AIRPORT
College of New Jersey
Lawrence Shopping Center
Mercer County Community College-West Windsor
WEST TRENTON
NEW JERSEY
AMTRAK
NJ TRANSIT
Yardley
YARDLEY
Trenton
Greenwood Cemetery
Morrisville
TRENTON TRANSIT CENTER
PENNSYLVANIA
Pennsbury Regional Shopping Center
Independence Mall
Falls Township
Sesame Place
Oxford Valley Mall
Langhorne
SEPTA/AMTRAK
Tullytown
LEVITTOWN-TULLYTOWN
Levittown
Fieldsboro
Bristol Commerce Park Center
Bristol
New York
Stroudsburg
Morristown
Newark
Easton
Allentown
Bridgewater
Princeton
Trenton
Norristown
Philadelphia
Toms River
Wilmington
Vineland
Atlantic City
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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10800 Metcalf Avenue Overland Park, KS 66210	Collateral Asset Summary – Loan No. 9 Overland Park Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 74.3% 1.45x 12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10800 Metcalf Avenue Overland Park, KS 66210	Collateral Asset Summary – Loan No. 9 Overland Park Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 74.3% 1.45x 12.8%

Mortgage Loan Information
Loan Seller:	JLC
Loan Purpose:	Refinance
Sponsor:	Kenneth Fearn; Stewart Cushman; Daniel Kurz
Borrower:	Integrated Capital – Overland Park LLC
Original Balance:	$42,000,000
Cut-off Date Balance:	$42,000,000
% by Initial UPB:	3.0%
Interest Rate:	5.2215%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2019
Amortization:	Interest Only for first 12 months, 276 months thereafter
Additional Debt(1):	$5,000,000 Mezzanine Loan
Call Protection:	L(25), D(31), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
FF&E:	$0	5.0% of prior month’s gross revenues
Required Repairs:	$9,790	NAP

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Room:	$105,528	$118,090
Balloon Balance / Room:	$96,023	$107,454
Cut-off Date LTV:	74.3%	83.2%
Balloon LTV:	67.6%	75.7%
Underwritten NOI DSCR(4):	1.76x	1.46x
Underwritten NCF DSCR(4):	1.45x	1.20x
Underwritten NOI Debt Yield:	12.8%	11.5%
Underwritten NCF Debt Yield:	10.6%	9.4%
Underwritten NOI Debt Yield at Balloon:	14.1%	12.6%
Underwritten NCF Debt Yield at Balloon:	11.6%	10.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Overland Park, KS
Year Built / Renovated:	1984 / 2009
Total Rooms:	398
Property Management:	Marriott International, Inc.
Underwritten NOI:	$5,395,038
Underwritten NCF:	$4,435,472
Appraised Value:	$56,500,000
Appraisal Date:	May 30, 2014

Historical NOI
Most Recent NOI:	$5,462,878 (T-12 June 30, 2014)
2013 NOI:	$5,299,076 (December 31, 2013)
2012 NOI:	$4,599,143 (December 31, 2012)
2011 NOI:	$4,081,909 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	68.7% (June 30, 2014)
2013 Occupancy:	67.0% (December 31, 2013)
2012 Occupancy:	63.7% (December 31, 2012)
2011 Occupancy:	63.6% (December 31, 2011)
(1)	See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)	See “Lockbox/Cash Management” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)
Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.43x and 1.99x, respectively, for the mortgage loan and 1.96x and 1.61x, respectively, for the total debt.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10800 Metcalf Avenue Overland Park, KS 66210	Collateral Asset Summary – Loan No. 9 Overland Park Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 74.3% 1.45x 12.8%

The Loan.    The Overland Park Marriott loan (the “Overland Park Marriott Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 398-room, 11-story, full service hotel located in Overland Park, Kansas with an original principal balance of $42.0 million (the “Overland Park Marriott Property”). The Overland Park Marriott Loan has a 5-year term and after a 12-month interest only period, amortizes on a fixed schedule, which results in a 276-month effective amortization period. The Overland Park Marriott Loan accrues interest at a fixed rate equal to 5.2215% and has a cut-off date balance of $42.0 million. Loan proceeds, along with a $5.0 million mezzanine loan, were used to retire existing debt of approximately $46.4 million, fund upfront reserves and pay closing costs. Based on the appraised value of $56.5 million as of May 30, 2014, the cut-off date LTV is 74.3%.  The most recent prior financing of the Overland Park Marriott Property was included in the JPMCC 2007-LDP12 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$42,000,000	89.4%	Loan Payoff	$46,405,796	98.7%
Mezzanine Loan	$5,000,000	10.6%	Closing Costs	$498,318	1.1%
			Reserves	$9,790	0.0%
			Return of Equity	$86,097	0.2%
Total Sources	$47,000,000	100.0%	Total Uses	$47,000,000	100.0%

The Borrower / Sponsor.    The borrower, Integrated Capital – Overland Park LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in their organizational structures.  The sponsors of the borrower and nonrecourse carve-out guarantors are Kenneth Fearn, Stewart Cushman and Daniel Kurz. The nonrecourse carveout guarantors did not provide an indemnity or guaranty for the breach of environmental covenants contained in the Overland Park Marriott Loan documents.  In lieu of such guaranty, the borrower purchased an environmental insurance policy for which premiums have been paid in full. For policy information, see “Risk Factors—Risks Related to the Mortgage Loans—Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the Free Writing Prospectus.

The sponsors are principals of Integrated Capital LLC (“Integrated Capital”), a private equity real estate firm primarily focused on hospitality properties, with interests in office, industrial and residential real estate. The company was founded in January 2004 and has acquired or developed assets with a total capitalization of more than $400.0 million. In addition, the principals had previously participated in investments and consulting projects in excess of $2.0 billion of assets globally across all real estate asset classes.  These projects include the Four Seasons Aviara in San Diego, the Four Seasons Biltmore in Santa Barbara, the Fairmont in San Francisco, the Ritz-Carlton in St. Louis and The Carlyle in New York City. Integrated Capital’s current real estate portfolio consists of the following six hotels and one industrial property: (i) the 158-room Sheraton Houston West Hotel located in Houston, Texas; (ii) the 138-room DoubleTree by Hilton Hotel Pittsburgh – Meadow Lands located in Washington, Pennsylvania; (iii) the 244-room DoubleTree by Hilton Hotel New Orleans Airport located in Kenner, Louisiana; (iv) the 229-room Sheraton Silver Spring Hotel located in Silver Spring, Maryland; (v) the 285-room Ventura Beach Marriott located in Ventura, California; (vi) the Overland Park Marriott Property; and (vii) the approximately 54,000 sq. ft. Carga Business Center located in Camarillo, California.

The Property.    The Overland Park Marriott Property is an 11-story, 398-room full service hotel located in Overland Park, Kansas. Constructed in 1984, the Overland Park Marriott Property underwent a comprehensive $21.5 million renovation that was completed in 2009.  The Overland Park Marriott Property is comprised of 206 king rooms (each approximately 325 sq. ft.), 185 double rooms (each approximately 325 sq. ft.), four executive king suites (each approximately 650 sq. ft.), two hospitality suites (each approximately 650 sq. ft.) and one presidential suite (approximately 850 sq. ft.).  Typical guestroom amenities include custom designed bedding, a work desk, a pull-out sofa bed, flat panel television, two-line telephone service with voicemail, wireless high-speed Internet access, an alarm clock, iron and ironing board and coffee maker/tea service.  The Overland Park Marriott Property’s food and beverage outlets consist of room service, three restaurants and lounges and a Starbucks Coffee House.  The Overland Park Marriott Property’s restaurant and lounge options include: (i) Epicure, a casual restaurant serving American fare that is open for breakfast and lunch; (ii) the MI Greatroom, a casual American bar and restaurant that is open for lunch and dinner; and (iii) Nikko Japanese Steakhouse, a sushi bar and Japanese steakhouse that has been at the Overland Park Marriott Property since 1984 which is open for dinner only.  All of the Overland Park Marriott Property’s restaurants are operated and managed by Marriott International, Inc. and the Starbucks Coffee House is subject to a master license agreement between Starbucks Corporation and Marriott International, Inc.  Other facilities and amenities include a fitness center, an indoor/outdoor swimming pool, a gift shop, a business center, 13,172 sq. ft. of flexible meeting space contained within 18 rooms and 534 surface parking spaces.  The Overland Park Marriott Property is subject to a management agreement with Marriott International, Inc. which commenced in August 2007 and expires on January 3, 2025, and contains two, 10-year extension options.

Environmental Matters.    The Phase I environmental report dated May 30, 2014 recommended no further action at the Overland Park Marriott Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10800 Metcalf Avenue Overland Park, KS 66210	Collateral Asset Summary – Loan No. 9 Overland Park Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 74.3% 1.45x 12.8%
The Market.    The Overland Park Marriott Property is located in the city of Overland Park, Kansas, approximately 15 miles south of the Kansas City central business district; approximately four miles from the Oak Park Mall, the region’s largest indoor super regional mall; approximately five miles from the Overland Park Soccer Complex, a very strong leisure demand generator; and approximately five miles from the recently opened Prairiefire entertainment district.

Overland Park is the second-largest city in the state of Kansas and offers upscale shopping, live theater, museums and over 250 restaurants.  The award-winning Overland Park Convention Center contains 237,000 sq. ft. of meeting and exhibit space and is located approximately one mile from the Overland Park Marriott Property.  Overland Park’s attractions include the Nerman Museum of Contemporary Art, the boutique shops of downtown Overland Park, the Deanna Rose Children’s Farmstead, the Overland Park Arboretum and Botanical Gardens and three championship golf courses.

The Overland Park Marriott Property is located proximate to several demand drivers and a number of large corporate offices including Sprint Nextel Corporation which has a 200-acre campus that serves as the company’s corporate headquarters located approximately two miles from the Overland Park Marriott Property. Other corporations and top accounts at the Overland Park Marriott Property include Black & Veatch, IBM, Oracle and TEVA Pharmaceutical.

As of April 2014, the Overland Park/Lenexa Kansas hotel market contained 70 hotels and 8,669 hotel rooms, including the Overland Park Marriott Property.  As of June 2014, the Overland Park Marriott Property was reported as having occupancy, ADR and RevPAR of 68.7%, $126.36 and $86.81, respectively, which resulted in occupancy, ADR and RevPAR penetration rates of approximately 103.7%, 108.9% and 113.0%, respectively.  The primary competitive set for the Overland Park Marriott Property consists of four hotels which collectively contain an aggregate 1,135 rooms, which are presented in the below chart.

Historical Occupancy, ADR, RevPAR – Primary Competitive Set(1)
	Overland Park Marriott Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 June 2014	68.7%	$126.36	$86.81	66.2%	$116.02	$76.84	103.7%	108.9%	113.0%
December 2013	67.3%	$121.75	$81.97	65.6%	$112.79	$74.00	102.6%	107.9%	110.8%
December 2012	63.4%	$115.76	$73.44	63.6%	$108.09	$68.73	99.8%	107.1%	106.8%
December 2011	63.5%	$111.68	$70.90	61.4%	$105.47	$64.76	103.4%	105.9%	109.5%
(1)	Source: Hospitality research report.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	TTM April 30, 2014 Occupancy	TTM April 30, 2014 ADR	TTM April 30, 2014 RevPAR
Overland Park Marriott Property	398	1984	13,172	68%	$124.04	$84.84
Doubletree Corporate Woods	356	1982	20,000	60%	$107.00	$64.20
Embassy Suites Kansas City-Overland Park	199	1984	3,638	66%	$117.00	$77.22
Courtyard Overland Park Convention Center	168	2000	2,101	61%	$112.00	$68.32
Sheraton Overland Park	412	2002	21,000	68%	$121.50	$82.62
(1)	Source: Appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10800 Metcalf Avenue Overland Park, KS 66210	Collateral Asset Summary – Loan No. 9 Overland Park Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 74.3% 1.45x 12.8%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W per Room
Occupancy	63.6%	63.7%	67.0%	68.7%	68.0%
ADR	$111.08	$115.15	$122.52	$126.26	$126.25
RevPAR	$70.59	$73.36	$82.05	$86.74	$85.85

Room Revenue	$10,254,738	$10,657,350	$11,920,023	$12,600,626	$12,471,922	$31,336
F&B Revenue	5,936,674	6,222,066	6,600,174	6,540,599	6,473,793	$16,266
Other Revenue	257,902	333,691	291,987	248,139	245,605	$617
Total Revenue	$16,449,314	$17,213,107	$18,812,184	$19,389,365	$19,191,319	$48,219
Operating Expenses	6,471,138	6,616,208	7,077,535	7,318,158	7,243,410	$18,200
Undistributed Expenses	4,497,505	4,599,855	4,983,218	5,066,630	5,014,879	$12,600
Gross Operating Profit	$5,480,671	$5,997,044	$6,751,431	$7,004,576	$6,933,031	$17,420
Total Fixed Charges	1,398,762	1,397,901	1,452,355	1,541,698	1,537,993	$3,864
Net Operating Income	$4,081,909	$4,599,143	$5,299,076	$5,462,878	$5,395,038	$13,555
FF&E(1)	822,466	860,655	940,609	969,472	959,566	$2,411
Net Cash Flow	$3,259,443	$3,738,488	$4,358,466	$4,493,407	$4,435,472	$11,144
(1)	U/W FF&E represents approximately 5.0% of U/W Total Revenue.

Property Management.    The Overland Park Marriott Property is managed by Marriott International, Inc.

Lockbox / Cash Management.    The Overland Park Marriott Loan is structured with a hard lockbox and springing cash management. Marriott International, Inc., the property manager, collects rents, pays operating expenses and funds the FF&E reserve and then transfers any remaining amounts to a lender controlled account, which amounts will be swept to the borrower’s operating account absent a Cash Management Period (as defined below). In place cash management is required during a “Cash Management Period” which occurs upon (i) an event of default or (ii) the failure to maintain a debt service coverage ratio of 1.05x.

Initial Reserves.    At closing, the borrower deposited $9,790 into a required repairs reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to make deposits of 5.0% of the prior month’s gross revenues from operations into a FF&E reserve account held by Marriott International, Inc.  In the event the management agreement with Marriott International, Inc. is no longer in effect, the FF&E reserve will be transferred into a lender-controlled FF&E reserve account.  Additionally, Marriott International, Inc. is required to pay all real estate taxes and insurance premiums. In the event Marriott International, Inc. fails to make payments when due and payable, or the management agreement with Marriott International, Inc. is no longer in effect, the borrower is required to deposit (i) 1/12 of the annual taxes into a lender-controlled tax account and (ii) 1/12 of the annual insurance premiums into a lender-controlled insurance account.

Current Mezzanine or Subordinate Indebtedness.    A $5,000,000 mezzanine loan was funded at closing.  The mezzanine loan is coterminous with the Overland Park Marriott Loan and accrues interest at a rate of 10.4996% per annum.  The mezzanine loan has a 5-year term and after a 12-month interest only period, amortizes on a fixed schedule, which results in a 276-month effective amortization period.  The mezzanine loan is held by Jefferies LoanCore LLC.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10800 Metcalf Avenue Overland Park, KS 66210	Collateral Asset Summary – Loan No. 9 Overland Park Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 74.3% 1.45x 12.8%

CARTIFACT
Overland Park Marriott
10800 Metcalf Avenue
Overland Park, KS 66210
Overland Park
KANSAS
MISSOURI
Martin City
Shawnee Mission Medical Center
Heartland Surgical Specialty Hospital
Children's Mercy South
Sprint World Headquarters
Town Center Plaza
Menorah Medical Center
Oak Park Mall
Johnson County Community College
Overland Pointe Marketplace
Super Target
Walmart Supercenter
JOHNSON COUNTY EXECUTIVE AIRPORT
W 63RD ST
W 75TH ST
W 87TH ST
W 95TH ST
COLLEGE BLVD
W RED BRIDGE RD
W 119TH ST
W 127TH ST
W 135TH ST
W 151ST ST
METCALFE AVE
NALL AVE
ROE AVE
QUIVIRA RD
PFLUMM RD
ANTIOCH RD
SWITZER RD
BLUE VALLEY PKWY
HOLMES RD
Atchison
Leavenworth
Smithville Reservoir
Excelsior Springs
Liberty
Gladstone
Missouri River
KANSAS
Kansas City
Independence
Shawnee
Raytown
Prairie Village
Overland Park
Lee's Summit
Grandview
Belton
MISSOURI
Hillsdale Lake

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

Mortgage Loan Information
Loan Seller:	GECC
Loan Purpose:	Acquisition
Sponsor:	Sergio Socolsky
Borrower:	Townpark Ravine Owner, LLC
Original Balance:	$41,137,500
Cut-off Date Balance:	$41,137,500
% by Initial UPB:	2.9%
Interest Rate:	4.3600%
Payment Date:	1st of each month
First Payment Date:	September 1, 2014
Maturity Date:	August 1, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(92), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$751,667	$68,333
Insurance:	$18,333	$4,583
Replacement:	$0	$6,118
TI/LC:	$666,833	$38,239
Required Repairs:	$60,563	NAP
Free Rent:	$294,582	NAP
CO Escrow Fund:	$0	Springing
Lease Termination Escrow Fund:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$112
Balloon Balance / Sq. Ft.:	$102
Cut-off Date LTV:	71.5%
Balloon LTV:	65.3%
Underwritten NOI DSCR(3):	1.82x
Underwritten NCF DSCR(3):	1.56x
Underwritten NOI Debt Yield:	10.9%
Underwritten NCF Debt Yield:	9.4%
Underwritten NOI Debt Yield at Balloon:	11.9%
Underwritten NCF Debt Yield at Balloon:	10.2%

Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Kennesaw, GA
Year Built / Renovated:	1999-2006 / NAP
Total Sq. Ft.:	367,090
Property Management:	ACP of Georgia, LLC
Underwritten NOI:	$4,472,059
Underwritten NCF:	$3,848,006
“As-is” Appraised Value:	$57,500,000
“As-is” Appraisal Date:	June 17, 2014

Historical NOI
Most Recent NOI:	$4,380,238 (T-12 May 31, 2014)
2013 NOI:	$4,143,466 (December 31, 2013)
2012 NOI:	$4,003,452 (December 31, 2012)
2011 NOI:	$3,966,236 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	92.5% (May 12, 2014)
2013 Occupancy:	92.0% (December 31, 2013)
2012 Occupancy:	85.4% (December 31, 2012)
2011 Occupancy:	81.9% (December 31, 2011)
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	See ““Initial Reserves” and “Ongoing Reserves” herein.
(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.46x and 2.12x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

Property Summary
Property Name	Largest Tenant	Total Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Town Park Ravine II	Paychex	133,163	2001 / NAP	$14,666,413	$20,500,000	97.5%
Town Park Ravine I	Overby-Seawell	133,157	1999 / NAP	$14,165,609	$19,800,000	83.6%
Town Park Ravine III	The Impact Partnership, LLC	100,770	2006 / NAP	$12,305,478	$17,200,000	97.5%
Total / Wtd. Avg.		367,090		$41,137,500	$57,500,000	92.5%
(1)	Based on a rent roll dated May 12, 2014.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Overby-Seawell	NR/NR/NR	32,631	8.9%	$15.64	9.4%	7/31/2016
Paychex(2)	NR/NR/NR	32,205	8.8%	$14.00	8.3%	Various(3)
The Impact Partnership, LLC	NR/NR/NR	30,512	8.3%	$14.06	7.9%	Various(4)
Hapag-Lloyd (America) Inc.(5)	NR/Caa1/B+	29,011	7.9%	$13.98	7.5%	Various(6)
Stibo	NR/NR/NR	25,877	7.0%	$15.50	7.4%	4/30/2017
Other		189,118	51.5%	$17.03	59.4%
Total Occupied Collateral		339,354	92.5%	$15.96	100.0%
Vacant		27,736	7.6%
Total Collateral		367,090	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Paychex has free rent through February 2015, which was reserved for at closing. Paychex has no early termination options and has one 1-year renewal option to extend 9,422 sq. ft. at $14.64 per sq. ft. and two 3-year extension options for 22,783 sq. ft. for $16.35 per sq. ft. for the first year.

(3)	Paychex’s smaller space of 9,422 sq. ft. expires 9/30/2015 and the larger space of 22,783 square feet expires 5/31/2020.
(4)	The Impact Partnership, LLC includes 2,119 sq. ft. of space that is leased on a month to month basis. The remaining 28,393 sq. ft. lease expires October 31, 2017.
(5)
Hapag-Lloyd (America) Inc. has the right to terminate its lease on November 30, 2016 with 12 months prior notice and payment of a $293,790 termination fee. In addition, the tenant has the right to contract space by up to 20% (5,802 sq. ft.) on November 30, 2015 with 12 months’ prior notice and payment of a fee equal to unamortized TI/LC, two months’ rent on remaining space and applicable multi-tenant conversion costs.

(6)	Hapag-Lloyd (America) Inc. has two leases of 23,005 square feet and 5,748 square feet that expire 11/30/2018 and one lease of 258 square feet that expires July 31, 2016.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	7	9,674	2.6%	9,674	2.6%	$4.11	0.7%	0.7%
2014	2	12,121	3.3%	21,795	5.9%	$17.71	4.0%	4.7%
2015	6	26,712	7.3%	48,507	13.2%	$16.32	8.0%	12.7%
2016	17	101,192	27.6%	149,699	40.8%	$18.33	34.2%	47.0%
2017	9	90,552	24.7%	240,251	65.4%	$15.34	25.6%	72.6%
2018	7	55,012	15.0%	295,263	80.4%	$14.94	15.2%	87.8%
2019	4	21,308	5.8%	316,571	86.2%	$16.04	6.3%	94.1%
2020	1	22,783	6.2%	339,354	92.4%	$14.00	5.9%	100.0%
2021	0	0	0.0%	339,354	92.4%	$0.00	0.0%	100.0%
2022	0	0	0.0%	339,354	92.4%	$0.00	0.0%	100.0%
2023	0	0	0.0%	339,354	92.4%	$0.00	0.0%	100.0%
2024	0	0	0.0%	339,354	92.4%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	339,354	92.4%	$0.00	0.0%	100.0%
Vacant	NAP	27,736	7.6%	367,090	100.0%	NAP	NAP
Total / Wtd. Avg.	53	367,090	100.0%			$15.96	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

The Loan.   The Town Park Ravine I, II, III loan (the “Town Park Ravine I, II, III Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a three building, Class A suburban office park containing 367,090 sq. ft. in the aggregate located at 600 TownPark Lane, 245 TownPark Drive and 3550 George Busbee Parkway in Kennesaw, Georgia (the “Town Park Ravine I, II, III Properties”).  The loan has an original principal balance of approximately $41.1 million. The Town Park Ravine I, II, III Loan has a 10-year term and amortizes on a 30-year schedule after a 60-month interest only period.  The Town Park Ravine I, II, III Loan accrues interest at 4.3600% and has a cut-off date balance of approximately $41.1 million.  Loan proceeds along with approximately $16.2 million of sponsor equity was used to acquire the Town Park Ravine I, II, III Properties for $54.9 million, pay closing costs, and fund upfront reserves.  Based on the appraised value of $57.5 million as of June 17, 2014, the cut-off date LTV is 71.5%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$41,137,500	71.7%	Purchase Price	$54,850,000	95.7%
Sponsor Equity	$16,206,643	28.3%	Reserves	$1,791,978	3.1%
			Closing Costs	$702,165	1.2%
Total Sources	$57,344,143	100.0%	Total Uses	$57,344,143	100.0%

The Borrower / Sponsor.    The borrower is Townpark Ravine Owner, LLC, a single purpose Delaware limited liability company with one independent director in their organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Sergio Socolsky.

Mr. Socolsky serves as CEO of America’s Capital Partners (“ACP”) headquartered in Miami, Florida. With over 30 years of vast domestic and international real estate investment, development and construction experience, Mr. Socolsky brings tremendous knowledge and depth from both a capital market and real estate perspective. He is responsible for acquisitions, capital formation and development for ACP. He has spearheaded the company’s efforts in the development of self-storage and high-rise residential projects. During his tenure at ACP, Mr. Socolsky has been instrumental in the acquisition and disposition of over $2.5 billion in commercial properties.

The Properties.    The Town Park Ravine I, II, III Properties consist of three Class A suburban office buildings totaling 367,090 sq. ft., located in Kennesaw, Georgia. The Town Park Ravine I, II, III Properties are located within the TownPark mixed use development, approximately 28 miles northwest of Atlanta. The buildings are situated on 27.26 acres and were built in 1999, 2001, and 2006.  The properties have convenient access to I-575, I-75, Highway 41 and nearby amenities such as Kennesaw State University, Village at TownPark, and Town Center at Cobb. The immediate area’s local roadways provide convenient access to proximate interstates, nearly four million sq. ft. of surrounding ancillary retail space, over a dozen hotels, office parks and all parts of the metropolitan area. As of May 12, 2014, the Town Park Ravine I, II, III Properties are 92.5% occupied by 38 tenants.

The Town Park Ravine I, II, III Properties have good accessibility: the Town Park Ravine I property has two points of ingress/egress off TownPark Drive, the Town Park Ravine II property has two points of ingress/egress off TownPark Lane and the Town Park Ravine III property has one point if ingress/egress off TownPark Lane and one off George Busbee Parkway.

Environmental Matters.    The Phase I environmental reports dated June 3, 2014 recommended no further action at the Town Park Ravine I, II, III Properties.

Tenants.

Overby-Seawell (32,631 sq. ft., 8.9% of Portfolio NRA, 9.4% of UW base rent) Overby-Seawell (“OSC”) is a financial risk management and compliance technology provider headquartered in Kennesaw at the TownPark Ravine I property. The company offers a comprehensive range of portfolio protection and financial risk management services to both large and small institutions. OSC was acquired by Breckenridge Insurance Group, a national insurance services and underwriting management company, in 2010.

OSC has no termination options and no renewal options.

Paychex (32,205 sq. ft., 8.8% of Portfolio NRA, 8.3% of UW base rent) Paychex is a leading provider of payroll, human resource, and benefits outsourcing solutions for small- to medium-sized businesses. The company has more than 100 offices serving approximately 570,000 payroll clients. It offers comprehensive payroll services, including payroll processing, payroll tax administration, and employee pay services. Human resource services include 401(k) plan recordkeeping, section 125 plans, a professional employer organization, time and attendance solutions, and other administrative services for business. A variety of business insurance products, including group health and workers’ compensation, are made available through Paychex Insurance Agency, Inc.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

Paychex has free rent through February 2015, which was reserved for at closing.  Paychex has no early termination options and has one 1-year renewal option to extend 9,422 sq. ft. at $14.64 per sq. ft. and two 3-year extension options, for 22,783 sq. ft. for $16.35 per sq. ft. for the first year.

Hapag Lloyd (America), Inc.  (29,011 sq. ft., 7.9% of Portfolio NRA, 7.5% of UW base rent).  Hapag-Lloyd (America) Inc. (“Hapag-Lloyd”) is a leading global liner shipping company with more than 150 modern ships, five million TEU (twenty-foot equivalent unit) transported per year. The company has approximately 7,000 staff at more than 300 locations in 114 countries. The company offers almost 100 liner services between all continents through one of the world’s largest and most modern reefer container fleets. Hapag-Lloyd has been a tenant in the TownPark Ravine I property since 1999. This location is a regional office with executives and strategic administrative personnel.

Hapag-Lloyd has the right to terminate its lease on November 30, 2016 with 12 months’ prior notice and payment of a $293,790 termination fee. In addition, Hapag-Lloyd has the right to contract space by up to 20% (5,802 sq. ft.) on November 30, 2015 with 12 months’ prior notice and payment of a fee equal to unamortized TI/LC, 2 months’ rent on remaining space and applicable multi-tenant conversion costs.

The Market.    The Town Park Ravine I, II, III Properties are located in the Atlanta office market. With a population of 5.4 million, the 28-county Atlanta MSA is the ninth largest metro in the nation and serves as a transportation, distribution and cultural center for the southeastern U.S. The area is home to the world’s busiest airport and boasts a diverse economy and a young, educated workforce. Thirteen Fortune 500 companies call Atlanta home, including Home Depot, UPS, Coca-Cola, Delta Air Lines, SunTrust Bank, Newell Rubbermaid and NCR. Per a 2013 report generated by IBM Global Business Services and Site Selection Magazine, metro Atlanta ranks among the most competitive cities in the world when it comes to attracting companies and international investment. Specifically, among 100 cities featured in “The World’s Most Competitive Cities” report, metro Atlanta ranks in the top five, nationally, for international headquarters operations, shared services, software development operations and financial services. Metro Atlanta ranks as the sixth most competitive city in the country for life sciences R&D and production.

Located 28 miles northwest of downtown Atlanta, the Kennesaw/Town Center submarket is a suburban community with a 2014 estimated population of 33,000. The city of Kennesaw was recently named one of the “10 Best Towns for Families” and is located in Cobb County, one of the fastest growing counties in the nation. Located approximately 1 mile from the subject, Kennesaw State University (“KSU”) serves as a growth vehicle to the city of Kennesaw and Cobb County. KSU is the third-largest university in the University System of Georgia. The school has been recognized by U.S. News & World Report as an “Up-and-Coming” university. KSU has a growing student population of more than 23,000 students from 142 countries, and offers more than 65 undergraduate and graduate degree programs, including doctorates in education and business.

The Atlanta MSA continues to outperform the region and more than half of Georgia’s population now lives and works in this MSA.  From 2004 - 2013, vacancy within the Atlanta office market has averaged 15.0%.  The Kennesaw/Town Center office submarket ended 2013 with a vacancy rate of 13.5%, with positive net absorption of 70,014 sq. ft., and asking rents of $16.32/sq. ft. From 2004 - 2013, vacancy within the submarket has averaged 14.0% and had a compound annual growth rate of 1.6% per year.

The appraiser identified four lease comparables, which are presented in the subsequent chart:

Rent Comparables(1)
Property	Occupancy	Location (GA)	Year Built	Lease Area (Sq. Ft.)	Base Rent PSF(2)	Lease Term (yrs)
One Barrett Lakes Center	92.0%	Kennesaw	1997	122,000	$14.70	5.0
Four Barrett Lakes	64.0%	Kennesaw	1999	80,000	$14.40	5.0
Town Park	90.0%	Kennesaw	1989	81,558	$14.09	5.0
One TownPark Commons	80.0%	Kennesaw	1997	85,482	$15.00	5.0
(1)	Source: Appraisal.
(2)	Base Rent PSF is the adjusted lease rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 5/31/2014	U/W	U/W SF
Base Rent(1)	$4,762,881	$4,811,651	$5,085,656	$5,296,542	$5,738,948	$15.63
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$4,762,881	$4811,651	$5,085,656	$5,296,542	$5,738,948	$15.63
Total Recoveries	1,630,475	1,774,770	1,907,312	2,019,615	2,046,481	5.57
Total Other Income	30,917	24,380	16,457	15,418	12,100	0.03
Less: Vacancy(2)	(0)	(0)	(0)	(0)	(573,894)	(1.56)
Effective Gross Income	$6,424,272	$6,610,801	$7,009,425	$7,331,575	$7,223,635	$19.68
Total Operating Expenses	2,458,036	2,607,349	2,865,959	2,951,337	2,751,576	7.50
Net Operating Income	$3,966,236	$4,003,452	$4,143,466	$4,380,238	$4,472,059	$12.18
TI/LC	0	0	0	0	550,635	1.50
Capital Expenditures	0	0	0	0	73,418	0.20
Net Cash Flow	$3,966,236	$4,003,452	$4,143,466	$4,380,238	$3,848,006	$10.48

Average Annual Rent PSF	$12.97	$13.11	$13.85	$14.43	$15.63

(1)	U/W Base Rent includes $5,907,087 in contractual step rents through November 2014 and the straight line average of step rents through the earlier of the termination option or lease term.
(2)	U/W Vacancy represents 10.0% of gross income.

Property Management.    The Town Park Ravine I, II, III Properties are managed by ACP of Georgia, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Town Park Ravine I, II, III Loan is structured with a hard lockbox and springing cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All amounts on deposit in the clearing account will be swept daily into the borrower’s account, unless an event of default occurs and is outstanding, in which case all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

Initial Reserves.    At closing, the borrower deposited (i) $751,667 into a tax reserve account, (ii)  $666,833 into a TI/LC reserve account, $410,094 of which was reserved for outstanding tenant improvements related to Paychex,  $103,074 was of which was reserved for outstanding tenant improvements related to Computer Composition, $83,919 was reserved for outstanding tenant improvements related to IOU Central, $49,616 was reserved for outstanding tenant improvements related to O’Kelley & Sorohan and $20,130 was reserved for Stibo, and (iii) $294,582 into a free rent reserve account, $271,190 of which was reserved for free rent related to Paychex, and $23,392 was reserved for O’Kelley & Sorohan, (iv) $60,563 into a required repairs reserve account, and (v) $18,333 into an insurance reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) $68,333 into a tax reserve account (ii) $38,239 into a TI/LC reserve account, (iii) $6,118 into a replacement reserve account, (iv) $4,583 into an insurance reserve account and (v) $50,000 into a CO escrow fund which will be disbursed to borrower upon receipt of unconditional certificates of occupancy from tenants TownCenter CID and Orix. Additionally, the lease termination escrow fund will be advanced from the lease termination reserve by lender to borrower to pay for the costs which lender reasonably estimates borrower will need to incur in re-renting such space with the balance released to the borrower.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    In connection with a transfer to a third party, and an assumption of the loan, mezzanine debt is permitted on or before August 1, 2022, among other things per the loan documents, the principal amount of the mezzanine loan will not exceed the amount that would result in (i) a combined LTV greater than 75.0%, (ii) a combined DSCR less than 1.25x, (iii) mezzanine lender will be approved by lender in its sole discretion, (iv) mezzanine lender will enter into an intercreditor agreement acceptable to lender in its sole discretion and (v) a rating agency confirmation with respect to the proposed mezzanine financing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kennesaw, GA 30144	Collateral Asset Summary – Loan No. 10 Town Park Ravine I, II, III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,137,500 71.5% 1.56x 10.9%

Town Park Ravine I
245 TownPark Drive
Kennesaw, GA 30144
Town Park Ravine II
600 TownPark Lane
Kennesaw, GA 30144
Town Park Ravine III
3550 George Busbee Parkway
Kennesaw, GA 30144
Atlanta
Woodstock
Kennesaw
Marietta
Kennesaw State University
KSU Soccer Stadium
Town Center At Cobb
Town Center Market
COBB COUNTY AIRPORT MCCOLLUM FIELD
Cobb Place Shopping Center
Wellstar Kennestone Hospital
White Water Theme Park
DOBBINS AIR FORCE BASE
HARTSFIELD-JACKSON INT'L AIRPORT
Towne Lake Shopping Center
Woodstock Square
Woodstock Commons
Woodstock Place
Woodstock Village
Centre at Woodstock
Bells Ferry Landing
Cherokee Commons
Dixie Speedway
Orchard Square
Shiloh Square
New Chastain Corners
Blackwell Square
Shallow Ford Shopping Center
Winkenhofer Pine Ridge Cemetery
The Avenue West Cobb
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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412 West 14th Street New York, NY 10014	Collateral Asset Summary – Loan No. 11 412 West 14th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 63.5% 1.59x 7.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Uzi Ben-Abraham; Yaron Jacobi; Joseph J. Sitt
Borrower:	412 W. 14 Owner, LLC
Original Balance:	$40,000,000
Cut-off Date Balance:	$40,000,000
% by Initial UPB:	2.8%
Interest Rate:	4.6900%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2019
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(24), D(32), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$40,028	$13,343
Insurance:	$10,270	$3,423
Replacement:	$0	$350
TI/LC:	$0	$6,500
Lease Sweep(1):	$0	Springing
Common Charges Reserve:	$0	$4,601
Free Rent Reserve(2):	$3,036,377	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$2,409
Balloon Balance / Sq. Ft.:	$2,409
Cut-off Date LTV(3):	63.5%
Balloon LTV(3):	63.5%
Underwritten NOI DSCR(4):	1.61x
Underwritten NCF DSCR(4):	1.59x
Underwritten NOI Debt Yield:	7.7%
Underwritten NCF Debt Yield:	7.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1900 / 2002
Total Sq. Ft.:	16,603
Property Management:	Premier Equities Management, LLC
Underwritten NOI:	$3,067,464
Underwritten NCF:	$3,023,724
Appraised Value(3):	$63,000,000
Appraisal Date:	June 25, 2014

Historical NOI(5)
Most Recent NOI:	NAV
2013 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	100.0% (September 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
(1)
A “Lease Sweep Period” will commence upon (i) twelve months prior to the expiration of the Toyota Motor Sales, U.S.A., Inc. (“Toyota”) lease (“Toyota Lease”) or upon the date Toyota is required to give notice of its exercise of a renewal option, (ii) the receipt by borrower or manager of Toyota exercising its right to terminate the Toyota Lease, (iii) the date the Toyota Lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iv) the date that Toyota discontinues its business at the property or gives notice to discontinue its business at the property, (v) upon a default of the Toyota Lease by Toyota or (vi) the occurrence of insolvency proceeding.

(2)
Free Rent Reserve represents the debt service for the period from loan closing until the anticipated outside lease commencement date of July 2015. Current debt service payments are satisfied with payments from the Free Rent reserve.

(3)
Based on the hypothetical as-is appraised value, which assumes Toyota has finished furnishing the space and moved in. The Cut-off Date LTV and Balloon LTV based on the “as is” appraised value is 65.6% and 65.6%, respectively.

(4)	Based on interest only payments. Based on amortizing debt service payments, the Underwritten NOI DSCR and Underwritten NCF NOI DSCR are, 1.23x and 1.22x, respectively.
(5)	Historical NOI is not applicable as a new lease with Toyota has been executed.
(6)
Historical Occupancy reflects the existing tenant’s occupancy. Existing tenant is still in possession of the property, is paying rent, and is expected to move out by January 1, 2015. Toyota is anticipated to commence its lease on January 15, 2015.

TRANSACTION HIGHLIGHTS

▪
Location. The 412 West 14th Street property is located in the Meatpacking District of Manhattan in New York, New York. The property is in the immediate area of the High Line, a public park which was once a freight railroad track. The population within a one-, three-, and five-mile radius of the property is 135,732, 1,076,628, and 2,368,869, respectively and the median household income is $99,169, $83,147, and $70,671 in the same range. Comparable retail rents in the area have risen 35.0% since the second quarter of 2013 and 11.1% since the fourth quarter of 2013. The area is serviced by the A/C/E/L/1/2/3 subway lines and there is also nearby access to the N/R/Q/W/B/D/F/V subway lines and the PATH trains.

▪
Tenancy / Master Lease. The 412 West 14th Street property is 100.0% leased to Toyota Motor Sales, U.S.A., Inc. The Toyota Lease, dated April 9, 2014, has an expiration date of May 14, 2018 with one three-year renewal option. The premises are still occupied by the previous tenant and Toyota will take occupancy upon such tenant vacating. In the event Toyota does not take occupancy by July 15, 2015, the loan will be recourse to the guarantors (subject to the borrower’s one-time right to extend this date with additional deposits into the free rent reserve). In the event Toyota does not renew its lease, a master lease between the borrower and the guarantors, jointly and severally, which was established at closing, will spring into effect. Toyota plans on spending approximately $19.5 million outfitting the space, which will be a lifestyle concept store and will be used to sell Lexus-themed products and include a café. Toyota is rated A/Aa3/AA- by Fitch/Moody’s/S&P and is a publicly traded entity with a market capitalization of approximately $192.96 billion as of July 2, 2014.

▪
Sponsorship. The sponsors and the nonrecourse carve-out guarantors are Yaron Jacobi, Uzi Ben-Abraham and Joseph J. Sitt. Yaron Jacobi and Uzi Ben-Abraham founded Premier Equities, a commercial real estate investment firm with a current portfolio of 22 properties in New York, New York and Miami, Florida. Joseph J. Sitt is the founder and CEO of Thor Equities, a company that specializes in urban real estate projects and public/private partnerships in the United States, Latin America and Europe.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300, 400 and 500 Ellinwood Way Pleasant Hill, CA 94523	Collateral Asset Summary – Loan No. 12 Ellinwood Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 72.3% 1.38x 8.5%

Mortgage Loan Information
Loan Seller:	Pillar
Loan Purpose:	Refinance
Sponsor:	D. John Miller; Eric Sahn
Borrower:	Ellinwood Office Partners, LLC
Original Balance:	$35,000,000
Cut-off Date Balance:	$35,000,000
% by Initial UPB:	2.5%
Interest Rate:	4.5400%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	360 months
Additional Debt(1):	Future Unsecured Subordinate Debt Permitted
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes(3):	$0	Springing
Insurance:	$13,463	$2,693
Replacement:	$0	$1,726
TI/LC(4):	$0	Springing
Lease Sweep(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$255
Balloon Balance / Sq. Ft.:	$206
Cut-off Date LTV:	72.3%
Balloon LTV:	58.5%
Underwritten NOI DSCR:	1.39x
Underwritten NCF DSCR:	1.38x
Underwritten NOI Debt Yield:	8.5%
Underwritten NCF Debt Yield:	8.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Pleasant Hill, CA
Year Built / Renovated:	1985 / 2008
Total Sq. Ft.:	137,232
Property Management:	DJM Capital Partners, Inc.
Underwritten NOI:	$2,981,946
Underwritten NCF:	$2,954,499
Appraised Value:	$48,400,000
Appraisal Date:	July 22, 2014

Historical NOI
Most Recent NOI:	$2,934,267 (T-12 June 30, 2014)
2013 NOI:	$2,773,123 (December 31, 2013)
2012 NOI:	$2,755,008 (December 31, 2012)
2011 NOI:	$2,780,081 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (July 1, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
Borrower is permitted to obtain loans from affiliates provided that, among other things, (i) the affiliate loans can only be obtained from holders of direct or indirect interest in the borrower; (ii) affiliate loans can total no more than $500,000 in the aggregate at any one time; and (iii) borrower and the affiliated lenders must enter into a subordination and standstill agreement acceptable to lender in its sole discretion.

(2)
Cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.25x for two consecutive calendar quarters, (iii) commencement of a Lease Sweep Period, or (iv) commencement of a Mezzanine Trigger Period.

(3)
For the purpose of real property taxes, provided that borrower provides satisfactory evidence that (1) (i) the County of Contra Costa is taxed directly and pays directly, or (ii) the County of Contra Costa is not taxed and that the borrower is exempt from paying real property taxes, (2) no Lease Sweep Period exists and (3) all taxes at the property have been satisfied, prior to becoming delinquent, no monthly deposits for taxes are required. Should, at any time, any of the above conditions become unsatisfied monthly deposits for taxes will resume.

(4)
Should the County of Contra Costa elect to exercise its option to contract its leased space in 2018, TI/LC reserve will spring into place on the first Payment Date following the effective date of contraction. Annual collection will be $1.45 multiplied by total square footage surrendered.

(5)
The Lease Sweep Reserve will commence 18 months prior to the tenant’s contraction option. The total amount collected over the 18-month period will be equal to $57 per sq. ft. multiplied by the amount of space surrendered. The required amount to be collected each month for a period of 18 months will be calculated such that at the end of the 18 month period, the Lease Sweep Reserve account has aggregated a sum, when added together with any lease termination payments, equal to $57 multiplied by the total square footage surrendered.

TRANSACTION HIGHLIGHTS

▪	Property. Ellinwood Office Complex consists of three 3-story Class B office buildings located in Pleasant Hill, California.

▪
Renovation. In 2008 the property was leased to the County of Contra Costa. Prior to the tenant taking occupancy in 2008, tenant improvements were made in the amount of over $15.0 million (of which approximately $5.0 million was provided by borrower as a tenant improvement package and approximately $10.0 million was paid directly by the tenant). The tenant has spent $10.6 million to build out the space through 7/1/2014.

▪
Tenancy. Ellinwood Office Complex is 100.0% occupied by the County of Contra Costa (S&P: AAA, Moody’s: Aa2) and is utilized as the headquarters of the Employment and Human Services Department. The tenant lease has an original term of 20 years, expiring in 2028, with rent bumps in 2018 and 2023 and contains two 10-year extension options. The County of Contra Costa has the right to contract its leased space in 2018 and at each option period thereafter (2028 and 2038, respectively) upon 18 months’ notice. Should the tenant elect to contract, it may release up to 3 contiguous floors in any one building in single floor increments. The maximum amount of space that the tenant can contract in 2018 is 45,795 sq. ft.

▪
Location. Ellinwood Office Complex is located in Pleasant Hill, California, just west of the Interstate 680 and Highway 242 and is situated between San Francisco/Oakland, Sacramento, and San Jose. Pleasant Hill is located in the center of the County of Contra Costa, which has a population of over 1,000,000. Its central location makes Pleasant Hill an ideal location for local government resources, as evidenced by the public oriented programs that are located within the property.

▪
Sponsorship. The sponsors and guarantors of the Ellinwood Office Complex loan are D. John Miller and Eric Sahn, the CEO and CFO of DJM Capital Partners. DJM Capital Partners is a highly experienced developer, investor, owner and operator of retail properties in California with over 2 million square feet of space under management. DJM Capital Partners’ current portfolio is valued at approximately $1.0 billion.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1888 Green Oaks Road Fort Worth, TX 76116	Collateral Asset Summary – Loan No. 13 Ridgmar Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 49.7% 3.26x 18.4%

Mortgage Loan Information
Loan Seller:	JLC
Loan Purpose:	Acquisition
Sponsor:	Garo Kholamian
Borrower:	GK Preferred Income II (Ridgmar) SPE, LLC; 1551 Kingsbury Partners SPE, LLC
Original Balance:	$33,000,000
Cut-off Date Balance:	$33,000,000
% by Initial UPB:	2.3%
Interest Rate:	4.0076%
Payment Date:	6th of each month
First Payment Date:	December 6, 2013
Maturity Date:	November 6, 2018
Amortization:	Interest only for first 12 months; 360 months thereafter
Additional Debt(1):	$12,585,365 Mezzanine Loans
Call Protection:	L(34), D(23), O(3)
Lockbox / Cash Management(2):	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$985,000	$100,500
Insurance:	$65,000	$6,700
Replacement:	$0	$7,939
TI/LC:	$1,000,000	$21,502
Required Repairs:	$12,500	NAP
Old Navy TI/LC(3):	$45,804	NAP
O&M Plan(4):	$875	NAP

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$83	$115
Balloon Balance / Sq. Ft.:	$79	$103
Cut-off Date LTV:	49.7%	68.7%
Balloon LTV:	47.1%	61.4%
Underwritten NOI DSCR(5):	3.50x	2.01x
Underwritten NCF DSCR(5):	3.26x	1.87x
Underwritten NOI Debt Yield:	18.4%	13.3%
Underwritten NCF Debt Yield:	17.1%	12.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Super Regional Mall
Collateral:	Fee Simple
Location:	Fort Worth, TX
Year Built / Renovated:	1976 / 2003
Total Sq. Ft.:	396,955
Property Management:	GK Development, Inc.
Underwritten NOI:	$6,066,868
Underwritten NCF:	$5,640,144
Appraised Value:	$66,400,000
Appraisal Date:	August 24, 2013

Historical NOI
Most Recent NOI:	$8,170,681 (T-12 May 31, 2014)
2013 NOI(6):	NAV
2012 NOI:	$6,336,455 (December 31, 2012)
2011 NOI:	$6,083,769 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	83.0% (January 31, 2014)
2013 Occupancy:	83.3% (December 31, 2013)
2012 Occupancy:	83.3% (December 31, 2012)
2011 Occupancy:	84.9% (December 31, 2011)
(1)
The “Additional Debt” coterminous with the mortgage loan and is comprised of one senior mezzanine tranche and two junior mezzanine tranches with the following Cut-off Date Balances and interest rates: (i) a $10,000,000 senior mezzanine loan with an interest rate of 11.5000% per annum and (ii) a $2,197,560 junior mezzanine loan tranche A and a $387,805 junior mezzanine loan tranche B both with an interest rate of 18.000% per annum.

(2)
A Cash Trap period will commence upon (i) an event of default, (ii) if the DSCR falls below 1.60x (or after the mezzanine loan tranches have been repaid in full or following foreclosure or conveyance in lieu of the equity interests securing the mezzanine loan tranches, 1.35x), or (iii) when two or more of the shadow anchor stores (J.C. Penney, Dillard’s, Macy’s, Sears and Neiman Marcus – none of which are owned by the borrower) have “gone dark” (or delivered a notice that they intend to “go dark”); and will end (i) upon the cure of such event of default, (ii) if the DSCR is at least 1.60x (or after the mezzanine loan tranches have been repaid in full or following foreclosure or conveyance in lieu of the equity interests securing the mezzanine loan tranches, 1.35x) for two consecutive calendar quarters, or (iii) once new anchor stores satisfying the conditions set forth in the loan documents have opened for business.

(3)	The borrower deposited $45,804 for outstanding tenant improvements and leasing commissions owed to Old Navy.
(4)	The borrower deposited $875 for an operations and maintenance plan for asbestos.
(5)
Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 4.52x and 4.21x, respectively, for the mortgage loan and 2.42x and 2.25x, respectively, for the total debt.

(6)	The borrower purchased the property in October 2013 and a year-end 2013 operating statement is not available.

TRANSACTION HIGHLIGHTS

▪
Tenancy. Ridgmar Mall is anchored by numerous national tenants including Macy’s (Moody’s/Fitch: Baa2/BBB), Dillard’s (Moody’s/Fitch: Ba1/BBB-), Sears (Moody’s/Fitch: Caa1/CCC) and contains the only Neiman Marcus (Moody’s/Fitch/S&P: B3/NR/B) in the Fort Worth Trade Area, resulting in a significant regional draw for the asset.

▪
Location. The property is conveniently located on the corner of Interstate 30 and Texas State Highway 183, approximately seven miles west of the Fort Worth CBD and approximately 24 miles southwest of the Dallas CBD. The 2013 population and average household income within a five-mile radius of the property were 188,380 and $66,767, respectively.

▪
Market. As of 2Q 2014, the Central Fort Worth Mall market had a vacancy rate of approximately 7.6%. Within the Central Fort Worth Mall market, the property is located in the West Fort Worth Mall submarket which had a vacancy rate of approximately 6.4%, as of 2Q 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

940-960 Ocean Drive Miami Beach, FL 33139	Collateral Asset Summary – Loan No.14 Breakwater Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,250,000 65.1% 1.64x 11.1%

Mortgage Loan Information
Loan Seller:	Pillar
Loan Purpose:	Refinance
Sponsor:	Joe Nakash; Eli Gindi
Borrower:	940 Ocean Drive LLC
Original Balance:	$31,250,000
Cut-off Date Balance:	$31,250,000
% by Initial UPB:	2.2%
Interest Rate:	4.8000%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest-only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$463,830	$38,653
Insurance:	$197,484	$36,614
Replacement:	$0	4.0% of prior month’s gross revenues
Contested Fines Reserve(2):	$129,552	NAP

Financial Information
Cut-off Date Balance / Room:	$315,657
Balloon Balance / Room:	$290,260
Cut-off Date LTV:	65.1%
Balloon LTV:	59.9%
Underwritten NOI DSCR(3):	1.77x
Underwritten NCF DSCR(3):	1.64x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Miami Beach, FL
Year Built / Renovated:	1939 / 2011
Total Rooms:	99
Property Management:	Miami Sun Management LLC
Underwritten NOI:	$3,476,647
Underwritten NCF:	$3,224,563
Appraised Value:	$48,000,000
Appraisal Date:	July 28, 2014

Historical NOI
Most Recent NOI:	$3,622,786 (T-12 June 30, 2014)
2013 NOI:	$3,541,010 (December 31, 2013)
2012 NOI:	$3,161,483 (December 31, 2012)
2011 NOI:	$717,927 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	77.9% (June 30, 2014)
2013 Occupancy:	76.1% (December 31, 2013)
2012 Occupancy:	70.7% (December 31, 2012)
2011 Occupancy:	59.3% (December 31, 2011)
(1)	Cash management will be triggered (i) upon an event of default or (ii) if the DSCR falls below 1.20x until such time that the DSCR is a least 1.25x for two consecutive calendar quarters.
(2)
Borrower has commenced proceedings with the special master of the city of Miami Beach, Florida to mitigate the amount of fines related to past violations with respect to borrower and the property. At loan closing, lender escrowed 125.0% of the amount of contested fines.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.29x and 2.12x, respectively.

TRANSACTION HIGHLIGHTS

▪
Property. The Breakwater Hotel property is a 99-room, full service, South Beach boutique hotel. The property was originally built in two phases in 1935 and 1939 and was historically operated as two different hotels. The hotel was completely renovated in 2011 for approximately $22.7 million ($228,990/room), with the hotel opening in 2011, the pool, some of the amenities and the courtyard between the two buildings opening in 2012. This renovation brought the subject up to the standards of a top flight boutique hotel in South Beach. In addition to guestrooms, the property features two full-service restaurants and bars, as well as a roof top lounge. Additional facilities and amenities include an outdoor pool, an exercise room, lobby workstations, room services, concierge services, laundry/dry-cleaning services and valet parking.

▪
Market. The property is located on the prestigious Ocean Drive in Miami Beach, Florida and is situated across the street from the beach in the heart of South Beach. The Miami lodging market has historically performed well as was listed amongst the top 25 markets for supply, demand and RevPar growth through year-end 2013 in the United States per Smith Travel Research.

▪
Performance. The property has successfully ramped up performance post renovations, with a most recent 12 month period (6/30/2014) occupancy of 77.9%, ADR of $201.03 and RevPar of $156.68, compared to year end 2011 occupancy of 59.3%, ADR of $174.13 and RevPar of $103.24.

▪
Sponsorship. The sponsors and guarantors of the Breakwater Hotel loan are Eli Gindi and Joe Nakash. The Gindi Group is a New York based real estate developer and investor that primarily owns the Century 21 department store chain. Nakash Holding, LLC is the real estate arm of Jordache Enterprises, Inc., which is privately owned and primarily focuses on manufacturing. Nakash Holding, LLC and the real estate division of Jordache Enterprises, Inc. have purchased over $2.0 billion in real estate over the past several years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No.15 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 72.6% 1.36x 9.3%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Fortis Property Group, LLC
Borrower:	FPG-DMT Harwood, LP
Original Balance(1):	$30,000,000
Cut-off Date Balance(1):	$30,000,000
% by Initial UPB:	2.1%
Interest Rate:	4.7000%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(1):	$60,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$1,006,706	$117,059
Insurance:	$26,874	$10,336
Replacement:	$0	$12,066
TI/LC:	$0	$75,413
Omnicom Rollover Funds(2):	$2,000,000	NAP
Ground Rent Funds(3):	$56,782	$18,927
Omnicom Free Rent Funds(4):	$1,000,000	$52,083
Parking Rent Funds(5):	$61,358	$61,358
Jacobs Engineering Free Rent Funds(6):	$0	$27,778
Other Tenant Free Rent Funds(7):	$221,739	NAP
Landlord Obligations Holdback Reserve Funds(8):	$96,579	NAP

Financial Information(9)
Cut-off Date Balance / Sq. Ft.:	$124
Balloon Balance / Sq. Ft.:	$109
Cut-off Date LTV:	72.6%
Balloon LTV:	63.8%
Underwritten NOI DSCR(10):	1.50x
Underwritten NCF DSCR(10):	1.36x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral(11):	Fee Simple/Leasehold
Location:	Dallas, TX
Year Built / Renovated:	1982 / 2014
Total Sq. Ft.:	723,963
Property Management:	FPG Texas Management, LP
Underwritten NOI:	$8,414,306
Underwritten NCF:	$7,642,778
Appraised Value:	$124,000,000
Appraisal Date:	June 2, 2014

Historical NOI
Most Recent NOI:	$8,225,130 (T-12 June 30, 2014)
2013 NOI:	$7,672,244 (December 31, 2013)
2012 NOI:	$6,355,799 (December 31, 2012)
2011 NOI:	$6,911,514 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	84.0% (June 1, 2014)
2013 Occupancy:	82.3% (December 31, 2013)
2012 Occupancy:	69.1% (December 31, 2012)
2011 Occupancy:	72.3% (December 31, 2011)
(1)
The Harwood Center loan combination is evidenced by two pari passu notes in the aggregate original principal amount of $90.0 million. Note A-1, with an original balance and cut-off date balance of $30.0 million, is a non-controlling note and will be included in the trust. The pari passu companion note is comprised of the controlling Note A-2 with an original balance and cut-off date balance of $60.0 million, which is expected to be contributed to a future securitization. The borrower is permitted to obtain future mezzanine financing provided, among other requirements: (i) the combined LTV ratio does not exceed 85.0% and (ii) the combined DSCR is at least 1.10x.

(2)	The Omnicom Rollover Funds reserve account is for tenant improvement and leasing commissions that may be incurred in regards to the renewal or retenanting of the Omnicom Group Inc. space.
(3)	The Ground Rent Funds reserve account is for ground lease payments.
(4)
The Omnicom Free Rent Funds reserve account is for free rent due to Omnicom Group Inc. Monthly deposits to the Omnicom Free Rent Funds reserve account will not be required after the monthly payment due in July 2017.

(5)	The Parking Rent Funds reserve account is for monthly payments for leased parking space.
(6)
The Jacobs Engineering Free Rent Funds reserve account is for free rent due to Jacobs Engineering Group. Monthly deposits to the Jacobs Engineering Free Rent Funds reserve account will not be required after the monthly payment due in July 2017.

(7)	The Other Tenant Free Rent Funds reserve account is for free rent due to Cantey & Hanger, CT Group (Wolters Klu), Ikon Office Solutions, SWACHA, and Viewpoint.
(8)	The Landlord Obligations Holdback Reserve Funds reserve account is for outstanding landlord obligations due to Cantey & Hanger and SWACHA.
(9)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Harwood Center loan combination.
(10)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.96x and 1.78x, respectively.
(11)
The Harwood Center property is comprised of four parcels, three of which, totaling 38,006 sq. ft., are subject to long term ground leases. The lessors on the ground leases are FRK Properties, Inc., the Estate of Elise M. Kleuser and Maher Properties Two. The ground lease with FRK Properties, Inc. commenced on May 1, 1978 and expires on May 1, 2077. The ground lease with Elise M. Kleuser commenced on September 1, 1978 and expires on September 1, 2077. The ground lease with Maher Properties Two commenced on November 1, 1978 and expires on November 1, 2077. All three ground leases expire in 2077, approximately 53 years after the Harwood Center loan combination’s maturity date. The aggregate ground rent remains $227,129 per year until 2018, at which time the rental payments reset to 8.0% of the appraised value of the parcels for the next 10 year period.

TRANSACTION HIGHLIGHTS

▪
Location.  The Harwood Center property is located in the Dallas, Texas central business district, less than one mile from the Woodall Rodgers Freeway and North Central Expressway/Highway 75 and next to the St. Paul station of the Dallas Area Rapid Transit (“DART”) light rail transportation system. Four out of the five lines that form the DART light rail transportation system, which featured an average weekday ridership of 96,300 in 2013, are accessible from the St. Paul station. The Harwood Center property also features access to the Dallas underground tunnel system, which offers over 250 dining and shopping options and connects over 30 buildings and garages in the central business district.

▪
Tenancy and Recent Capital Improvements.  As of June 1, 2014, the Harwood Center property was 84.0% leased by 19 tenants and 61.7% leased by three investment grade tenants. Other than Omnicom Group Inc. (NYSE: OMC; Moody’s/S&P: Baa1/BBB+; 46.3% of NRA), no other tenant occupies more than 11.1% of the NRA. The sponsor has invested over $9.5 million in capital improvements since 2007 including chiller and electrical switchboard replacement, cell tower installation, roof replacement, elevator modernization, air handling unit replacements, common area, corridor, and restroom refurbishments, construction of a new lobby café, installation of a new fire system, build-out of office suites and build-out of the on-site management office.

▪
Sponsorship.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Fortis Property Group, LLC (“Fortis”). Fortis is a private real estate investment, operating, management and development company headquartered in Brooklyn, New York. Since 2005, Fortis has acquired and/or developed in excess of 8.0 million sq. ft. of commercial real estate valued at over $3.0 billion throughout the United States. In New York City, Fortis’ multi-family projects are concentrated in the boroughs of Manhattan and Brooklyn. Fortis’ office projects are located in Boston, New York, New Jersey, Connecticut, and Texas. Fortis also has industrial properties that are located throughout the United States, in addition to a portfolio of properties overseas, with a focus in the United Kingdom.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

635 Bay Avenue Toms River, NJ 08753	Collateral Asset Summary – Loan No. 16 Seacourt Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 73.0% 1.40x 9.4%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	David Schonberger; Daniel Friedman
Borrower:	Seacourt Pavilion LLC
Original Balance:	$30,000,000
Cut-off Date Balance:	$30,000,000
% by Initial UPB:	2.1%
Interest Rate:	4.4060%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest-only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$209,836	$58,288
Insurance:	$65,605	$11,715
Replacement(2):	$0	$4,145
TI/LC(3):	$0	$10,364
Required Repairs:	$48,375	NAP
Unfunded Obligations:	$289,666	NAP
Achievement Funds(4):	$800,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$121
Balloon Balance / Sq. Ft.:	$105
Cut-off Date LTV(5):	73.0%
Balloon LTV:	65.5%
Underwritten NOI DSCR(6):	1.52x
Underwritten NCF DSCR(6):	1.40x
Underwritten NOI Debt Yield(5):	9.4%
Underwritten NCF Debt Yield(5):	8.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Toms River, NJ
Year Built / Renovated:	1989 / NAP
Total Sq. Ft.:	248,727
Property Management:	Metro Commercial Management Services, Inc.
Underwritten NOI(7):	$2,741,496
Underwritten NCF:	$2,523,728
Appraised Value:	$40,000,000
Appraisal Date:	June 3, 2014

Historical NOI
Most Recent NOI(7):	$2,169,739 (T-12 June 30, 2014)
2013 NOI:	$2,361,112 (December 31, 2013)
2012 NOI:	$2,751,475 (December 31, 2012)
2011 NOI:	$2,819,315 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	94.1% (July 31, 2014)
2013 Occupancy:	94.0% (December 31, 2013)
2012 Occupancy:	89.0% (December 31, 2012)
2011 Occupancy:	94.0% (December 31, 2011)
(1)
In place cash management will be triggered upon the occurrence of (i) an event of default, (ii) a bankruptcy action of the borrower, principal, guarantor or manager, (iii) the DSCR for the trailing 12 month period falling below 1.15x, (iv) a Major Tenant Trigger Event (as defined below) or (v) a felony or fraud indictment of the manager. All excess cash flow will be swept into a lender-controlled account and held as additional collateral for the Seacourt Pavilion loan upon the occurrence of (i) an event of default, (ii) a bankruptcy action of the borrower, principal, guarantor or manager, (iii) the DSCR for the trailing 12 month period falling below 1.10x or (iv) a felony or fraud indictment of the manager. A “Major Tenant Trigger Event” will occur on (i) the date on which a Major Tenant delivers written notice to terminate or not to renew its lease, (ii) the Major Tenant failing to deliver written notice to extend or renew its lease on the date required for such notice of 12 months prior to the expiration of its lease, (iii) any bankruptcy action, monetary default or other material default by a Major Tenant or the guarantor of the Major Tenant’s lease or (iv) any termination of the Major Tenant lease or going dark of the Major Tenant space. A “Major Tenant” is (i) L.A. Fitness Sports Club, (ii) any other tenant or replacement tenant which together with its affiliates, leases space comprising 20% or more of (a) the total rentable square footage or (b) the total in-place base rent at the property.

(2)	Replacement reserves are subject to a cap of $200,000.
(3)	TI/LC reserves are subject to a cap of $300,000.
(4)
All of the funds in the Achievement Funds reserve will be released to the borrower subject to certain terms and conditions, including without limitation, the Seacourt Pavilion property achieves a debt yield equal to or greater than 8.75%.

(5)	The Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and the Cut-off Date LTV are calculated net of the $800,000 Achievement Funds reserves.
(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.05x and 1.88x, respectively.
(7)
The increase from the Most Recent NOI to the Underwritten NOI is primarily due to expiration of rent abatements due to Ashley Furniture, which executed a lease in May 2014 with terms for a 75.0% rent credit in the first year and a 50.0% rent credit in the second year.

TRANSACTION HIGHLIGHTS

▪
Location. The Seacourt Pavilion property is located in Toms River, New Jersey at the intersection of two major retail corridors, Bay Avenue and Hooper Avenue, with combined traffic count of approximately 159,000 vehicles per day. The Ocean County mall, an 893,000 sq. ft. super-regional mall anchored by Boscov’s, JC Penney, Macy’s and Sears, is located opposite of the Seacourt Pavilion property. Other national retailers in the area include Target, Lowes, Staples, Petco, Pet Smart, Bed Bath & Beyond and Toys R Us. Toms River is a year-round community which is adjacent to many resort communities along the Jersey shore, which are densely populated from May to September. The 2014 estimated population within a 1-, 3-, and 5-mile radius is 8,131, 62,251, 152,202, respectively, and estimated median household income within a 1-, 3-, and 5-mile radius is $88,014, $73,987, and $58,416, respectively.

▪
Tenancy. The Seacourt Pavilion property is currently 94.1% occupied by 16 tenants. It is anchored by five national tenants, Marshalls Inc., Loews Theatre, Ashley Furniture, L.A. Fitness Sports Club and HomeGoods, Inc., that occupy a combined 189,482 sq. ft. Marshalls Inc. and HomeGoods, Inc. parent company is TJX Companies, Inc., which is rated A3 by Moody’s and A+ by S&P. 11 of the tenants (53.5% of the NRA) have been in occupancy for over 10 years, and four of the tenants (44.9% of the NRA) have been in occupancy for over 20 years.

▪
Sponsorship. The sponsors, David Schonberger and Daniel Friedman, have over 55 years of combined commercial real estate experience which includes acquisitions, development, finance and management. They are the principal partners of Radiant Partners, LLC, which owns a diverse portfolio of commercial properties and manages over 3.1 million sq. ft. of retail space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4900 Heather Drive Dearborn, MI 48126	Collateral Asset Summary – Loan No. 17 Fairlane Meadows Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 9.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Alan Hayman
Borrower:	Fairlane Meadow LLC
Original Balance:	$30,000,000
Cut-off Date Balance:	$30,000,000
% by Initial UPB:	2.1%
Interest Rate:	4.6450%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(2)
Lockbox / Cash Management(1):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$121,667	$63,333
Insurance:	$29,758	$9,919
Replacement:	$0	$12,200
Immediate Repairs:	$97,350	NAP

Financial Information
Cut-off Date Balance / Unit:	$61,475
Balloon Balance / Unit:	$56,392
Cut-off Date LTV:	75.0%
Balloon LTV:	68.8%
Underwritten NOI DSCR(2):	1.53x
Underwritten NCF DSCR(2):	1.45x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Dearborn, MI
Year Built / Renovated:	1986 / 2014
Total Units:	488
Property Management:	The Hayman Company
Underwritten NOI:	$2,839,347
Underwritten NCF:	$2,692,947
Appraised Value:	$40,000,000
Appraisal Date:	June 26, 2014

Historical NOI
Most Recent NOI:	$2,832,490 (T-12 July 31, 2014)
2013 NOI:	$2,543,414 (December 31, 2013)
2012 NOI:	$2,526,925 (December 31, 2012)
2011 NOI:	$2,635,138 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	95.3% (July 15, 2014)
2013 Occupancy:	89.7% (December 31, 2013)
2012 Occupancy:	89.0% (December 31, 2012)
2011 Occupancy:	93.7% (December 31, 2011)
(1)	A soft lockbox and cash management will be triggered upon (i) any event of default or (ii) failure of the borrower to maintain a DSCR of at least 1.15x at the end of two consecutive calendar quarters.
(2)	Based on amortizing debt service payments. Based on the current interest-only payments, Underwritten NOI DSCR and Underwritten NCF DSCR are 2.01x and 1.91x, respectively.

TRANSACTION HIGHLIGHTS
▪
Property.  Fairlane Meadows Apartments is a 488-unit, multifamily complex located in Dearborn, Michigan. Constructed in 1986, the property is 95.3% occupied and has maintained an average occupancy of 89.9% since 2009. The complex includes 200 1-bedroom/1-bath garden units, 120 1-bedroom/1-bath townhouse units, 48 2-bedroom/2-bath garden units and 120 2-bedroom/2-bath townhouse units. From 2014 through 2015, the sponsor plans to invest approximately $1.7 million ($3,456 per unit) on additional enhancements, including parking lot repaving, exterior repairs, clubhouse and pool upgrades, and kitchen and bathroom renovations in 125 units. Over the past 18 months, the sponsor has completely renovated 17 units with updated kitchen cabinets, counter tops, appliances, flooring and light fixtures at an estimated cost of $6,000 per unit.

▪
Amenities.  In-unit amenities include wood burning fire places, full size washer and dryer, individual hot water heaters, vaulted ceilings, central air conditioning, ceiling fans, skylights, walk-in closets and sunrooms. Community amenities include two clubhouses featuring an indoor hot tub, sun room, two racquetball courts, a fitness room and a tanning bed. Additionally, Fairlane Meadows Apartments offers two outdoor swimming pools.

▪
Market. As of 1Q2014, the Dearborn/Dearborn Heights submarket reported an inventory of 1,342 Class-A units with an average asking rent of $1,115 per month. Vacancy within the reported inventory was 7.5%. Fairlane Meadows Apartments is 95.3% occupied with an average rent of $987 per month. According to management, each recently renovated unit generates an additional $100 per month in revenue.

▪
Location.  Fairlane Meadows Apartments is located within a mixed-use planned community developed by Ford Motor Land. The community consists of various office, commercial and residential uses and is proximate to the Ford Motor Company World Headquarters (approximately 1.2 miles from the property). Over the past seven years, Boulevard Suites, Inc., a third-party corporate housing company, has signed one-year corporate leases ranging from 5.0% to 8.0% of the units and is the primary provider of corporate units for Ford Motor Company.

▪	Demographics. The 2014 estimated population and average household income within a 3.0 mile radius of Fairlane Meadows Apartments is 115,478 and $43,968, respectively.
▪
Sponsor.  Alan Hayman is the Chief Executive Officer and co-founder of Hayman Company, headquartered in Detroit, Michigan. Since 1965, Hayman Company has owned/managed over 40,000 apartment units and 16.0 million sq. ft. of commercial space. Currently, Hayman Company is managing in excess of $1.0 billion of assets, comprising over 10,000 multifamily units and 3.5 million sq. ft. of office, industrial and retail space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 North High Street Columbus, OH 43215	Collateral Asset Summary – Loan No. 18 Hampton Inn - Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 69.7% 1.79x 12.1%

Mortgage Loan Information
Loan Seller:	Pillar
Loan Purpose:	Refinance
Sponsor:	David Patel
Borrower:	NTK Hotel Group II, LLC
Original Balance:	$26,500,000
Cut-off Date Balance:	$26,500,000
% by Initial UPB:	1.9%
Interest Rate:	4.6100%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest-only for first 36 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$124,178	$31,045
Insurance:	$41,667	$4,167
Replacement:	$0	4.0% of prior year’s gross revenues divided by 12
Franchise Agreement Sweep(3):	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$148,045
Balloon Balance / Room:	$129,918
Cut-off Date LTV:	69.7%
Balloon LTV:	61.2%
Underwritten NOI DSCR(4):	1.97x
Underwritten NCF DSCR(4):	1.79x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	11.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Columbus, OH
Year Built / Renovated:	2000 / 2013
Total Rooms:	179
Property Management:	Indus Companies, Inc.
Underwritten NOI:	$3,208,936
Underwritten NCF:	$2,913,820
Appraised Value:	$38,000,000
Appraisal Date:	July 24, 2014

Historical NOI
Most Recent NOI:	$3,226,684 (T-12 June 30, 2014)
2013 NOI:	$2,906,257 (December 31, 2013)
2012 NOI:	$2,320,069 (December 31, 2012)
2011 NOI:	$2,775,711 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	68.2% (June 30, 2014)
2013 Occupancy:	65.7% (December 31, 2013)
2012 Occupancy:	58.7% (December 31, 2012)
2011 Occupancy:	67.7% (December 31, 2011)
(1)
Borrower is permitted to obtain a mezzanine loan from a third party lender on a one-time basis provided that (i) the combined LTV does not exceed 70.0% and (ii) the combined DSCR is not less than 1.40x.

(2)
Cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.20x until such time that the DSCR is at least 1.25x for two consecutive calendar quarters, (iii) upon commencement of a Franchise Trigger Period, or (iv) upon commencement of a Mezzanine Trigger Period.

(3)	Upon the occurrence of a Franchise Trigger Event, all excess cash flow shall be deposited to the FF&E Reserve.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.59x and 2.35x, respectively.

TRANSACTION HIGHLIGHTS

▪	Property. Hampton Inn - Columbus is a seven story, 179-room limited service hotel located in downtown Columbus, Ohio.

▪
Renovation. The property was constructed in 2000 and has received approximately $9.5 million of capital upgrades since 2011. Recent upgrades include an approximately $5.0 million replacement and renovation of the façade, approximately $3.5 million of interior room upgrades, and over $1.0 million on common areas, fitness center, and pool areas, indicating significant sponsor investment in the property.

▪
Location. Hampton Inn - Columbus is located directly across the street from the Greater Columbus Convention Center in the vibrant Short North/Arena District neighborhood of Columbus, providing excellent access to convention, office, and leisure attractions in the area. The immediate area has seen significant investment activity (both private and municipal) in recent years, furthering the neighborhood’s strong appeal. The property is situated in the heart of the city’s most popular sports, night life, and dining districts, within blocks of popular bars, restaurants, the Columbus Clippers AAA baseball team at Huntington Park, and the NHL’s Columbus Blue Jackets home at the Nationwide Arena.

▪
Sponsor. The sponsor and guarantor of the Hampton Inn - Columbus loan is David Patel, the co-founder of Indus Hotels, Inc.  Indus Hotels, Inc. is an experienced hotel operator with over 1,200 rooms under ownership or management in the Columbus metro area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

108 Leigus Road; 1127 Barnes Road Wallingford, CT 06492	Collateral Asset Summary – Loan No. 19 The Campus at Greenhill	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,600,000 68.6% 1.32x 10.5%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Stanley C. Gale
Borrower:	Cagh Holdings, LLC
Original Balance:	$25,600,000
Cut-off Date Balance:	$25,600,000
% by Initial UPB:	1.8%
Interest Rate:	5.1000%
Payment Date:	1st of each month
First Payment Date:	October 1, 2014
Maturity Date:	September 1, 2024
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$182,140	Springing
Insurance:	$18,136	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Ground Rent Reserve:	$0	$104,500
Achievement Reserve(3):	$2,000,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$89
Balloon Balance / Sq. Ft.:	$73
Cut-off Date LTV(4):	68.6%
Balloon LTV:	61.4%
Underwritten NOI DSCR:	1.49x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Leasehold
Location:	Wallingford, CT
Year Built / Renovated:	2007; 2012 / NAP
Total Sq. Ft.:	287,967
Property Management:	Self-managed
Underwritten NOI:	$2,487,307
Underwritten NCF:	$2,204,003
“As-is” Appraised Value:	$34,400,000
“As-is” Appraisal Date:	April 28, 2014
“As Stabilized” Appraised Value(5):	$36,100,000
“As Stabilized” Appraisal Date(5):	May 1, 2016

Historical NOI
Most Recent NOI:	$3,559,257 (T-12 March 31, 2014)
2013 NOI:	$3,677,786 (December 31, 2013)
2012 NOI(6):	$1,259,743 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	89.1% (June 1, 2014)
2013 Occupancy:	89.1% (December 31, 2013)
2012 Occupancy:	86.7% (December 31, 2012)
2011 Occupancy:	NAV
(1)	Future mezzanine debt is allowed, provided, among other things, the combined LTV is not greater than 85.0%, and the combined DSCR is not less than 1.10x.
(2)
All excess cash flow will be swept into a lender controlled account and held as additional collateral for The Campus at Greenhill loan during a Cash Sweep Event Period which occurs upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or property manager, (iii) the DSCR for the trailing 12 month period falling below 1.30x, (iv) a Major Tenant Trigger Event (as defined herein) or (v) a felony or fraud indictment of the manager. A “Major Tenant Trigger Event” occurs on (i) the date which a Major Tenant delivers written notice to terminate or not to renew its lease, (ii) the Major Tenant failing to deliver written notice to extend or renew its lease on the date required for such notice of 6 months prior to the expiration of its lease, (iii) any default by a Major Tenant or the guarantor of the Major Tenant’s lease or (iv) any termination of the Major Tenant lease or going dark of the Major Tenant space. A “Major Tenant” is (i) Anthem, (ii) B&M or (iii) any other tenant or replacement tenant which together with its affiliates, leases space comprising 20% or more of (a) the total rentable square footage or (b) the gross income from operations.

(3)
All or a portion of the funds in the Achievement Reserve will be released to the borrower subject to certain terms and conditions, including without limitation, (i) no event of default or Cash Sweep Event Period has occurred and is continuing, (ii) The Campus at Greenhill property achieves a DSCR of at least 1.45x, as determined by Lender, (iii) The Campus at Greenhill property achieves a Debt Yield of at least 9.5%, as determined by Lender, and (iv) all new leases at The Campus at Greenhill property have been entered into in accordance with loan documents.

(4)	The cut-off date LTV is calculated net of the $2.0 million Achievement Reserve over the “As-is” appraised value of $34.4 million.
(5)
The “As Stabilized” value is based upon The Campus at Greenhill property achieving a stabilized occupancy of 94.0%. The LTV based on the “As Stabilized” value of $36.1 million and the fully funded loan amount of $25.6 million is 70.9%.

(6)	The 2012 NOI is low due to the fact that the building was completed in 2012, and was in operation for only part of the year.

TRANSACTION HIGHLIGHTS
▪
Tenancy. The Campus at Greenhill property is 89.1% occupied by two tenants, Anthem Health Plans, Inc. (“Anthem”) (77.1% of NRA) and Burn & McDonnell Engineering Co. (“Burns”) (11.9% of NRA) as of the rent roll dated June 1, 2014. Anthem, which accounts for 81.3% of the underwritten base rent, is part of the WellPoint family of health care providers and features investment grade ratings of Baa2 by Moody’s and A- by S&P. Anthem has invested approximately $16.6 million for improvements in addition to improvements made by the landlord, including approximately $10.1 million in base building improvements and approximately $6.8 million in tenant improvements. Anthem’s 10-year lease expires in August 2022 and has two 5-year renewal options remaining. Burns, a full-service engineering, architecture, construction, environmental and consulting firm, was founded in 1898 and has more than 4,500 employee-owners in 30 regional, national and international offices. Burns has been in occupancy at The Campus at Greenhill property since 2011, when construction was only partially completed, and expanded their space in 2013. Burns’ lease expires in May 2019 and has one 5-year renewal option.

▪
Property Quality and Amenities. The Campus at Greenhill property was completed in 2012 and features amenities including a full service cafeteria and a fitness center with shower facilities, lockers and professional staff available to all tenants. The Campus at Greenhill property is also a LEED certified property, which reduces operating expenses.

▪
Sponsorship. Stanley C. Gale is the Chairman and CEO of Gale International, a private real estate development and investment firm. Gale International is engaged in projects worldwide including rooftop residences in New York City, a 100-acre office complex in Connecticut and a $35 billion city-scale project in South Korea. The city-scale project in South Korea includes 40 million sq. ft. of commercial space, 35 million sq. ft. of residential space, 10 million sq. ft. of retail space, 5 million sq. ft. of hospitality space and 10 million sq. ft. of public space such as parks and schools.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

315 South Beverly Drive Beverly Hills, CA 90212	Collateral Asset Summary – Loan No. 20 315 South Beverly Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 70.5% 1.21x 8.9%

Mortgage Loan Information
Loan Seller:	JLC
Loan Purpose:	Refinance
Sponsor:	Richard Ackerman
Borrower:	315 South Beverly Drive, LLC
Original Balance:	$21,000,000
Cut-off Date Balance:	$21,000,000
% by Initial UPB:	1.5%
Interest Rate:	5.8810%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt(1):	$4,000,000 Mezzanine Loan
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Soft / In Place

Reserves
	Initial	Monthly
Taxes:	$127,133	$10,594
Insurance:	$44,000	$3,667
Replacement:	$0	$1,419
TI/LC:	$250,000	$8,515
Ground Rent:	$13,850	1/12 of annual ground rent
Near Term Rollover (2):	$337,000	NAP
Wells Fargo(3):	$48,000	NAP

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$309	$367
Balloon Balance / Sq. Ft.:	$291	$346
Cut-off Date LTV:	70.5%	83.9%
Balloon LTV:	66.5%	79.1%
Underwritten NOI DSCR(4):	1.29x	0.98x
Underwritten NCF DSCR(4):	1.21x	0.92x
Underwritten NOI Debt Yield:	8.9%	7.5%
Underwritten NCF Debt Yield:	8.4%	7.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Leasehold
Location:	Beverly Hills, CA
Year Built / Renovated:	1961 / 2006
Total Sq. Ft.:	68,064
Property Management:	CBRE, Inc.
Underwritten NOI:	$1,878,575
Underwritten NCF:	$1,759,463
Appraised Value:	$29,800,000
Appraisal Date:	April 9, 2014

Historical NOI
Most Recent NOI:	$1,464,899 (T-12 February 28, 2014)
2013 NOI:	$1,453,226 (December 31, 2013)
2012 NOI:	$1,740,969 (December 31, 2012)
2011 NOI:	$1,663,677 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	98.1% (August 1, 2014)
2013 Occupancy:	92.9% (December 31, 2013)
2012 Occupancy:	97.9% (December 31, 2012)
2011 Occupancy:	91.7% (December 31, 2011)
(1)	The mezzanine loan is coterminous with the mortgage loan with an interest rate of 10.49975% per annum and amortizes on a 30-year schedule after an initial 5-year interest only period.
(2)
The borrower deposited $337,000 to address potential near term rollover at the property.  Proceeds from the reserve will be released back to the borrower upon each tenant’s renewal of its lease (or a replacement tenant’s new lease) for a minimum of three years with rental rates equal to or greater than the prior rental rate for each respective tenant space.  If the renewal term happens to be shorter than three years, then the disbursement would be on a proportionate basis.

(3)	The borrower deposited $48,000 for outstanding tenant improvements and leasing commissions owed to Wells Fargo.
(4)
Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.50x and 1.41x, respectively, for the mortgage loan and 1.12x and 1.05x, respectively, for the total debt.

TRANSACTION HIGHLIGHTS

▪
Location.  The property is located in the city of Beverly Hills, situated at the southwest corner of Beverly Drive and Gregory Way.  Beverly Drive is a main north-south corridor in the neighborhood and the property’s stretch of Beverly Drive is developed with a mix of retail and office uses.  Beverly Hills is very affluent area home to many high-end commercial uses as well as high end residential neighborhoods.

▪
Market.  As of 2Q 2014, the Beverly Hills class B office submarket contained approximately 99 buildings totaling approximately 3.4 million sq. ft. and had a vacancy rate of approximately 5.1% with a quoted asking rental rate of $50.93 per sq. ft.  The city of Beverly Hills has an estimated population of approximately 35,000, median household income of approximately $75,000 and a median owner occupied home value of approximately $1,000,000.

▪	Granular Tenancy. The property is 98.1% occupied as of August 1, 2014 by 35 tenants with no single tenant representing more than 7.9% of net rentable area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc. (the “Underwriters”) is soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the COMM 2014-UBS5 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The Information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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